UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

AB CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Stephen M. Woetzel

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: June 30, 2024

Date of reporting period: December 31, 2023

ITEM 1. REPORTS TO STOCKHOLDERS.

DEC 12.31.23

SEMI-ANNUAL REPORT

AB CONCENTRATED GROWTH FUND

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Concentrated Growth Fund (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB CONCENTRATED GROWTH FUND | 1

SEMI-ANNUAL REPORT

February 8, 2024

This report provides management’s discussion of fund performance for the AB Concentrated Growth Fund for the semi-annual reporting period ended December 31, 2023.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF DECEMBER 31, 2023 (unaudited)

	6 Months	12 Months

AB CONCENTRATED GROWTH FUND

Class A Shares	8.21%	19.39%

Class C Shares	7.82%	18.47%

Advisor Class Shares[1]	8.34%	19.70%

Class R Shares[1]	8.06%	18.97%

Class K Shares[1]	8.18%	19.34%

Class I Shares[1]	8.33%	19.61%

Class Z Shares[1]	8.37%	19.73%

S&P 500 Index	8.04%	26.29%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Standard & Poor’s (“S&P”) 500 Index, for the six- and 12-month periods ended December 31, 2023.

For the six-month period, all share classes, except Class C, outperformed the benchmark, before sales charges. Security selection contributed to performance, relative to the benchmark, while sector selection detracted. An underweight to utilities and consumer staples contributed to performance, while an underweight to communication services and an overweight to health care detracted. Security selection within technology and industrials contributed, while selection within health care and consumer discretionary detracted. The top contributors were Amazon, CDW and Microsoft, while the top detractors were Illumina, Aptiv and Constellation Brands.

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All share classes of the Fund underperformed the benchmark during the 12-month period. Security selection played a role in the 12-month results, but the largest detractor from performance was underweight to a group of large tech companies dubbed the “Magnificent 7”—Apple, Microsoft, Amazon, Alphabet, Meta Platforms, NVIDIA, and Tesla—which drove most of the market gains. Top absolute detractors were Illumina, Charles Schwab and Aptiv, while top contributors included Microsoft, Amazon and Eaton.

The Fund did not use derivatives during either period.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks rose during the six-month period ended December 31, 2023. Global central banks—led by the US Federal Reserve—began to pause rate hikes, but equity markets continued to experience bouts of volatility as hawkish rhetoric indicated that rates would likely stay higher for longer to sustainably rein in inflation. Later in the period, stronger-than-expected third-quarter economic growth triggered a rapid rise in bond yields—especially the 10-year US Treasury note, which briefly crossed the 5% threshold for the first time in 16 years. Headwinds from higher Treasury yields, conflict in the Middle East and mixed third-quarter earnings weighed on investor sentiment globally and briefly sent all major indices into correction territory in October. Equity markets rallied sharply during November and December, as optimism rose that the US Federal Reserve would begin to cut interest rates in 2024—both earlier and more than previously anticipated. Although US mega-cap technology stocks drove returns through much of the year, the rally broadened considerably during the fourth quarter as soft-landing expectations in the US continued to be underpinned by cooling inflation and moderating economic growth. Within large-cap markets, both growth- and value-oriented stocks rose, but growth outperformed value, led by the technology sector and artificial intelligence optimism. Large-cap stocks narrowly outperformed small-cap stocks, although both rose in absolute terms.

The Fund’s Senior Investment Team (the “Team) believes the Fund is well positioned for the current environment. 2023 represented somewhat of a “free lunch” in that S&P 500 returned 26% while earnings revisions were negative and absolute earnings were roughly flat compared with 2022. Running and hiding by trying to time the market is usually futile. But pivoting to companies with dependable secular growth is a proven strategy and one that is frequently rewarding at points like this. The strategy has been navigating environments like this for almost 50 years and the Team believes 2024 represents an opportunity for the Fund’s companies to distinguish themselves.

abfunds.com	AB CONCENTRATED GROWTH FUND | 3

INVESTMENT POLICIES

The Adviser seeks to achieve the Fund’s investment objective of long-term growth of capital by investing primarily in common stocks of listed US companies. The Adviser employs an appraisal method that attempts to measure each prospective company’s quality and growth rate by numerous factors. Such factors include: a company’s record and projections of profit and earnings growth, accuracy and availability of information with respect to the company, success and experience of management, accessibility of management to the Fund’s Adviser, product lines and competitive position both in the United States and abroad, lack of cyclicality, large market capitalization and liquidity of the company’s securities. The Adviser compares these results to the general stock markets to determine the relative attractiveness of each company at a given time. The Adviser weighs economic, political and market factors in making investment decisions; this appraisal technique attempts to measure each investment candidate not only against other stocks of the same industry group, but also against a broad spectrum of investments. While the Fund primarily invests in companies that have market capitalizations of $5 billion or more, it may invest in companies that have market capitalizations of $3 billion to $5 billion.

The Fund invests in a relatively small number of individual stocks. The Fund is considered to be “non-diversified”, which means that the securities laws do not limit the percentage of its assets that it may invest in any one company (subject to certain limitations under the US Internal Revenue Code of 1986, as amended).

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DISCLOSURES AND RISKS

Benchmark Disclosure

The S&P 500® Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. An investor cannot invest directly in an index or average, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the market generally.

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”).

Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology or health care sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Capitalization Risk: Investments in mid-capitalization companies may be more volatile and less liquid than investments in large-capitalization companies.

Non-Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

abfunds.com	AB CONCENTRATED GROWTH FUND | 5

DISCLOSURES AND RISKS (continued)

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

Effective as of the close of business on February 28, 2014, the W.P. Stewart Growth Fund, Inc. (the “Predecessor Fund”) was converted into the Fund and the Predecessor Fund’s shares were converted into Advisor Class shares of the Fund. The inception date for Class A, C, R, K, I and Z shares is February 28, 2014. The inception date of the Predecessor Fund is February 28, 1994.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Please note: References to specific securities are presented to illustrate the Fund’s investment philosophy and are not to be considered advice or recommendations. This information reflects prevailing market conditions and the Adviser’s judgments as of the date indicated, which are subject to change. In preparing this report, the Adviser has relied upon and assumed without independent verification, the accuracy and completeness of all information available from third-party sources. It should not be assumed that any investments made in the future will be profitable or will equal the performance of the selected investments referenced herein.

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HISTORICAL PERFORMANCE

AVERAGE SEMI-ANNUAL RETURNS AS OF DECEMBER 31, 2023 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	19.39%	14.32%

5 Years	14.69%	13.69%

Since Inception[1]	11.82%	11.33%

CLASS C SHARES

1 Year	18.47%	17.47%

5 Years	13.83%	13.83%

Since Inception[1,2]	10.99%	10.99%

ADVISOR CLASS SHARES[3]

1 Year	19.70%	19.70%

5 Years	14.97%	14.97%

10 Years	11.72%	11.72%

CLASS R SHARES[3]

1 Year	18.97%	18.97%

5 Years	14.30%	14.30%

Since Inception[1]	11.49%	11.49%

CLASS K SHARES[3]

1 Year	19.34%	19.34%

5 Years	14.67%	14.67%

Since Inception[1]	11.81%	11.81%

CLASS I SHARES[3]

1 Year	19.61%	19.61%

5 Years	14.93%	14.93%

Since Inception[1]	12.09%	12.09%

CLASS Z SHARES[3]

1 Year	19.73%	19.73%

5 Years	15.01%	15.01%

Since Inception[1]	12.12%	12.12%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.00%, 1.75%, 0.75%, 1.43%, 1.00%, 0.83% and 0.72% for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 2/28/2014.

2	Assumes conversion of Class C shares into Class A shares after eight years.

3

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB CONCENTRATED GROWTH FUND | 7

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE SEMI-ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2023 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	14.32%

5 Years	13.69%

Since Inception[1]	11.33%

CLASS C SHARES

1 Year	17.47%

5 Years	13.83%

Since Inception[1,2]	10.99%

ADVISOR CLASS SHARES[3]

1 Year	19.70%

5 Years	14.97%

10 Years	11.72%

CLASS R SHARES[3]

1 Year	18.97%

5 Years	14.30%

Since Inception[1]	11.49%

CLASS K SHARES[3]

1 Year	19.34%

5 Years	14.67%

Since Inception[1]	11.81%

CLASS I SHARES[3]

1 Year	19.61%

5 Years	14.93%

Since Inception[1]	12.09%

CLASS Z SHARES[3]

1 Year	19.73%

5 Years	15.01%

Since Inception[1]	12.12%

1	Inception date: 2/28/2014.

2	Assumes conversion of Class C shares into Class A shares after eight years.

3

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB CONCENTRATED GROWTH FUND | 9

EXPENSE EXAMPLE (continued)

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,082.10	$5.23	1.00%
Hypothetical**	$1,000	$1,020.11	$5.08	1.00%
Class C
Actual	$1,000	$1,078.20	$9.14	1.75%
Hypothetical**	$1,000	$1,016.34	$8.87	1.75%
Advisor Class
Actual	$1,000	$1,083.40	$3.93	0.75%
Hypothetical**	$1,000	$1,021.37	$3.81	0.75%
Class R
Actual	$1,000	$1,080.60	$6.90	1.32%
Hypothetical**	$1,000	$1,018.50	$6.70	1.32%
Class K
Actual	$1,000	$1,081.80	$6.49	1.24%
Hypothetical**	$1,000	$1,018.90	$6.29	1.24%
Class I
Actual	$1,000	$1,083.30	$4.19	0.80%
Hypothetical**	$1,000	$1,021.11	$4.06	0.80%
Class Z
Actual	$1,000	$1,083.70	$3.77	0.72%
Hypothetical**	$1,000	$1,021.52	$3.66	0.72%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

December 31, 2023 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,155.2

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets

Microsoft Corp.	$107,265,410	9.3%

Mastercard, Inc. – Class A	106,498,268	9.2

Amazon.com, Inc.	101,816,665	8.8

IQVIA Holdings, Inc.	68,544,011	5.9

CDW Corp./DE	68,067,109	5.9

American Tower Corp.	56,127,936	4.9

Eaton Corp. PLC	56,002,209	4.8

Automatic Data Processing, Inc.	55,734,811	4.8

Abbott Laboratories	55,453,486	4.8

Charles Schwab Corp. (The)	55,373,886	4.8

	$730,883,791	63.2%

1	The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

abfunds.com	AB CONCENTRATED GROWTH FUND | 11

PORTFOLIO OF INVESTMENTS

December 31, 2023 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.3%
Information Technology – 22.3%
Electronic Equipment, Instruments & Components – 10.6%
Amphenol Corp. – Class A	551,943	$54,714,110
CDW Corp./DE	299,433	68,067,109

		122,781,219

IT Services – 2.4%
Gartner, Inc.(a)	60,488	27,286,742

Software – 9.3%
Microsoft Corp.	285,250	107,265,410

		257,333,371

Health Care – 21.0%
Health Care Equipment & Supplies – 9.3%
Abbott Laboratories	503,802	55,453,486
Cooper Cos., Inc. (The)	138,865	52,552,071

		108,005,557

Life Sciences Tools & Services – 8.5%
Illumina, Inc.(a)	209,473	29,167,021
IQVIA Holdings, Inc.(a)	296,240	68,544,011

		97,711,032

Pharmaceuticals – 3.2%
Zoetis, Inc.	188,720	37,247,666

		242,964,255

Consumer Discretionary – 19.9%
Automobile Components – 3.6%
Aptiv PLC(a)	456,966	40,998,990

Broadline Retail – 8.8%
Amazon.com, Inc.(a)	670,111	101,816,665

Specialty Retail – 3.5%
TJX Cos., Inc. (The)	433,269	40,644,965

Textiles, Apparel & Luxury Goods – 4.0%
NIKE, Inc. – Class B	420,751	45,680,936

		229,141,556

Financials – 14.0%
Capital Markets – 4.8%
Charles Schwab Corp. (The)	804,853	55,373,886

Financial Services – 9.2%
Mastercard, Inc. – Class A	249,697	106,498,268

		161,872,154

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Industrials – 12.9%
Commercial Services & Supplies – 3.3%
Stericycle, Inc.(a)	759,894	$37,660,347

Electrical Equipment – 4.8%
Eaton Corp. PLC	232,548	56,002,209

Professional Services – 4.8%
Automatic Data Processing, Inc.	239,236	55,734,811

		149,397,367

Real Estate – 4.9%
Specialized REITs – 4.9%
American Tower Corp.	259,996	56,127,936

Consumer Staples – 4.3%
Beverages – 4.3%
Constellation Brands, Inc. – Class A	206,405	49,898,409

Total Common Stocks (cost $841,954,703)		1,146,735,048

SHORT-TERM INVESTMENTS – 0.7%
Investment Companies – 0.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.27%(b)(c)(d) (cost $8,857,440)	8,857,440	8,857,440

Total Investments – 100.0% (cost $850,812,143)		1,155,592,488
Other assets less liabilities – 0.0%		(420,779)

Net Assets – 100.0%		$1,155,171,709

(a)	Non-income producing security.

(b)	Affiliated investments.

(c)	The rate shown represents the 7-day yield as of period end.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

REIT – Real Estate Investment Trust

See notes to financial statements.

abfunds.com	AB CONCENTRATED GROWTH FUND | 13

STATEMENT OF ASSETS & LIABILITIES

December 31, 2023 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $841,954,703)	$1,146,735,048
Affiliated issuers (cost $8,857,440)	8,857,440
Unaffiliated dividends receivable	1,054,029
Receivable for capital stock sold	766,340
Affiliated dividends receivable	36,556
Receivable due from Adviser	885
Other assets	803

Total assets	1,157,451,101

Liabilities
Payable for capital stock redeemed	1,201,324
Advisory fee payable	625,487
Custody and accounting fees payable	190,066
Distribution fee payable	26,019
Administrative fee payable	23,173
Transfer Agent fee payable	17,800
Directors’ fees payable	574
Accrued expenses and other liabilities	194,949

Total liabilities	2,279,392

Net Assets	$1,155,171,709

Composition of Net Assets
Capital stock, at par	$2,198
Additional paid-in capital	848,780,424
Distributable earnings	306,389,087

Net Assets	$1,155,171,709

Net Asset Value Per Share—33 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$59,550,801	1,159,671	$51.35	*

C	$16,156,976	344,467	$46.90

Advisor	$1,060,317,697	20,111,523	$52.72

R	$130,221	2,625	$49.61

K	$1,155,466	22,533	$51.28

I	$1,299,886	24,642	$52.75

Z	$16,560,662	313,184	$52.88

*	The maximum offering price per share for Class A shares was $53.63 which reflects a sales charge of 4.25%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Six Months Ended December 31, 2023 (unaudited)

Investment Income
Dividends
Unaffiliated issuers	$5,478,870
Affiliated issuers	233,442
Interest	294
Other income	10,944	$5,723,550

Expenses
Advisory fee (see Note B)	3,654,494
Distribution fee—Class A	71,779
Distribution fee—Class C	80,818
Distribution fee—Class R	303
Distribution fee—Class K	1,445
Transfer agency—Class A	15,045
Transfer agency—Class C	4,279
Transfer agency—Advisor Class	270,184
Transfer agency—Class R	105
Transfer agency—Class K	8,072
Transfer agency—Class I	634
Transfer agency—Class Z	2,034
Custody and accounting	57,436
Registration fees	54,573
Administrative	43,169
Printing	27,815
Legal	22,765
Audit and tax	17,913
Directors’ fees	15,607
Miscellaneous	19,883

Total expenses	4,368,353
Less: expenses waived and reimbursed by the Adviser (see Note B)	(11,630)
Less: expenses waived and reimbursed by the Distributor (see Note C)	(323)

Net expenses		4,356,400

Net investment income		1,367,150

Realized and Unrealized Gain on Investment Transactions
Net realized gain on investment transactions		19,553,403
Net change in unrealized appreciation (depreciation) of investments		67,543,285

Net gain on investment transactions		87,096,688

Net Increase in Net Assets from Operations		$88,463,838

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended December 31, 2023 (unaudited)	Year Ended June 30, 2023
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,367,150	$3,410,230
Net realized gain (loss) on investment transactions	19,553,403	(8,796,464)
Net change in unrealized appreciation (depreciation) of investments	67,543,285	146,640,011

Net increase in net assets from operations	88,463,838	141,253,777
Distributions to Shareholders
Class A	(564,612)	(1,088,043)
Class C	(144,876)	(404,105)
Advisor Class	(12,231,657)	(18,114,846)
Class R	(1,087)	(2,336)
Class K	(11,750)	(21,371)
Class I	(15,142)	(166)
Class Z	(190,527)	(1,615,095)
Capital Stock Transactions
Net decrease	(68,365,811)	(88,025,002)

Total increase	6,938,376	31,982,813
Net Assets
Beginning of period	1,148,233,333	1,116,250,520

End of period	$1,155,171,709	$1,148,233,333

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

December 31, 2023 (unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 11 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Concentrated Growth Fund (the “Fund”), a non-diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. At a meeting held on October 31-November 2, 2023, the Company’s Board of Directors (the “Board”) approved the discontinuance of the offering of Class K and Class R shares of the Fund to new investors and the liquidation of the assets corresponding to such classes. The Fund expects to make liquidation distributions to shareholders in these classes based on net asset value by July 31, 2024. Class B, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 11 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Board. Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a

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NOTES TO FINANCIAL STATEMENTS (continued)

recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

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NOTES TO FINANCIAL STATEMENTS (continued)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2023:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$1,146,735,048		$	– 0	–	$	– 0	–	$1,146,735,048
Short-Term Investments	8,857,440			– 0	–		– 0	–	8,857,440

Total Investments in Securities	1,155,592,488			– 0	–		– 0	–	1,155,592,488
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total	$1,155,592,488		$	– 0	–	$	– 0	–	$1,155,592,488

(a)	See Portfolio of Investments for sector classifications.
(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

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NOTES TO FINANCIAL STATEMENTS (continued)

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily and includes amortization of premiums and accretions of discounts as adjustments to interest income. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

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NOTES TO FINANCIAL STATEMENTS (continued)

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .65% of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding expenses associated with acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to 1.24%, 1.99%, .99%, 1.49%, 1.24%, .99% and .99% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. For the six months ended December 31, 2023, such reimbursements/waivers amounted to $6,086. The Expense Caps may not be terminated by the Adviser prior to October 31, 2024.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended December 31, 2023, the reimbursement for such services amounted to $43,169.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or net-

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NOTES TO FINANCIAL STATEMENTS (continued)

working services. Such compensation retained by ABIS amounted to $83,601 for the six months ended December 31, 2023.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,490 from the sale of Class A shares and received $11 and $648 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended December 31, 2023.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended December 31, 2023, such waiver amounted to $5,544.

A summary of the Fund’s transactions in AB mutual funds for the six months ended December 31, 2023 is as follows:

Fund	Market Value 6/30/23 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/23 (000)	Dividend Income (000)
Government Money Market Portfolio	$3,008	$92,145	$86,296	$8,857	$233

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (“the Agreement”) pursuant to Rule 12b-1 under the 1940 Act for Class A, Class C, Class R and Class K. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares,

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NOTES TO FINANCIAL STATEMENTS (continued)

and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. As of November 1, 2021, with respect to Class R and Class K shares, payments to the Distributor are voluntarily being limited to .45% and .20% of the average daily net assets attributable to Class R and Class K shares. For the six months ended December 31, 2023, such waivers amounted to $31 and $292, respectively. The fees are accrued daily and paid monthly. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $284,352, $41 and $72 for Class C, Class R and Class K shares, respectively. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended December 31, 2023 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$32,398,325		$114,880,380
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$326,604,397
Gross unrealized depreciation	(21,824,052)

Net unrealized appreciation	$304,780,345

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund did not engage in derivatives transactions for the six months ended December 31, 2023.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended December 31, 2023 (unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (unaudited)	Year Ended June 30, 2023

Class A
Shares sold	72,311	163,841	$3,508,599	$7,386,320

Shares issued in reinvestment of dividends and distributions	9,978	21,576	487,344	945,876

Shares converted from Class C	30,281	41,656	1,437,483	1,862,746

Shares redeemed	(181,959)	(273,533)	(8,704,699)	(12,182,217)

Net decrease	(69,389)	(46,460)	$(3,271,273)	$(1,987,275)

Class C
Shares sold	15,935	32,837	$703,001	$1,353,479

Shares issued in reinvestment of distributions	2,754	8,198	122,891	330,722

Shares converted to Class A	(33,099)	(45,263)	(1,437,483)	(1,862,746)

Shares redeemed	(43,145)	(104,944)	(1,894,429)	(4,316,985)

Net decrease	(57,555)	(109,172)	$(2,506,020)	$(4,495,530)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended December 31, 2023 (unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (unaudited)	Year Ended June 30, 2023
Advisor Class
Shares sold	1,531,910	4,882,113	$75,618,836	$224,171,032

Shares issued in reinvestment of dividends and distributions	186,771	331,513	9,362,849	14,911,394

Shares redeemed	(2,924,232)	(5,539,804)	(143,684,149)	(253,886,137)

Net decrease	(1,205,551)	(326,178)	$(58,702,464)	$(14,803,711)

Class R
Shares sold	778	482	$36,374	$20,796

Shares issued in reinvestment of distributions	21	51	1,013	2,185

Shares redeemed	(1,186)	(101)	(55,246)	(4,510)

Net increase (decrease)	(387)	432	$(17,859)	$18,471

Class K
Shares sold	761	1,966	$37,078	$88,693

Shares issued in reinvestment of dividends and distributions	241	488	11,750	21,371

Shares redeemed	(4,038)	(3,460)	(198,062)	(144,781)

Net decrease	(3,036)	(1,006)	$(149,234)	$(34,717)

Class I
Shares sold	878	25,509	$43,293	$1,185,374

Shares issued in reinvestment of dividends and distributions	300	0 (a)	15,038	21

Shares redeemed	(645)	(1,590)	(31,042)	(74,500)

Net increase	533	23,919	$27,289	$1,110,895

Class Z
Shares sold	59,707	263,448	$3,015,626	$12,141,775

Share issued in reinvestment of dividends and distributions	922	9,827	46,360	443,007

Shares redeemed	(139,699)	(1,741,319)	(6,808,236)	(80,417,917)

Net decrease	(79,070)	(1,468,044)	$(3,746,250)	$(67,833,135)

(a)	Amount is less than one share.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the market generally.

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

Sector Risk—The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology or health care sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Capitalization Risk—Investments in mid-capitalization companies may be more volatile and less liquid than investments in large-capitalization companies.

Non-Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

LIBOR Replacement Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that recently transitioned from the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. LIBOR’s administrator, ICE Benchmark Administration, ceased publishing most LIBOR settings (including some U.S. LIBOR settings) by the end of 2021 and the remaining (and most widely used) U.S. Dollar LIBOR settings after June 30, 2023. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will permit the use of synthetic U.S. Dollar LIBOR rates for non-U.S. contracts through September 30, 2024, but any such rates would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. There is no assurance that the

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NOTES TO FINANCIAL STATEMENTS (continued)

composition or characteristics of SOFR or any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that the market for SOFR-linked financial instruments will have the same volume or liquidity as did the market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability. Neither the long-term effects of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended December 31, 2023.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending June 30, 2024 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended June 30, 2023 and June 30, 2022 were as follows:

	2023	2022
Distributions paid from:
Ordinary income	$301	$5,440,718
Long-term capital gains	21,245,661	144,095,497

Total taxable distributions paid	$21,245,962	$149,536,215

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NOTES TO FINANCIAL STATEMENTS (continued)

As of June 30, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,068,936
Accumulated capital and other losses	(8,307,606	)(a)
Unrealized appreciation (depreciation)	236,323,570	(b)

Total accumulated earnings (deficit)	$231,084,900

(a)	As of June 30, 2023, the Fund had a net capital loss carryforward of $8,307,606.

(b)	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2023, the Fund had a net short-term capital loss carryforward of $8,307,606, which may be carried forward for an indefinite period.

NOTE I

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB CONCENTRATED GROWTH FUND | 29

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended December 31, 2023 (unaudited)	Year Ended June 30,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 47.93	$ 43.16	$ 58.21	$ 41.70	$ 40.35	$ 35.44

Income From Investment Operations

Net investment income (loss)(a)(b)	– 0	–	.04	(.11)	(.08)	(.10)	(.12)

Net realized and unrealized gain (loss) on investment transactions	3.91	5.60	(8.64)	18.40	2.87	7.62

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	3.91	5.64	(8.75)	18.32	2.77	7.50

Less: Dividends and Distributions

Dividends from net investment income	(.07)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Distributions from net realized gain on investment transactions	(.42)	(.87)	(6.30)	(1.81)	(1.42)	(2.59)

Total dividends and distributions	(.49)	(.87)	(6.30)	(1.81)	(1.42)	(2.59)

Net asset value, end of period	$ 51.35	$ 47.93	$ 43.16	$ 58.21	$ 41.70	$ 40.35

Total Return

Total investment return based on net asset value(d)	8.21%	13.25%	(17.75)%	44.80%	6.84%	22.67%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$59,551	$58,903	$55,057	$62,979	$37,615	$28,661

Ratio to average net assets of:

Expenses, net of waivers/reimbursements‡	1.00	%^	1.00%	1.00%	1.01%	1.12%	1.19%

Expenses, before waivers/reimbursements‡	1.00	%^	1.00%	1.00%	1.01%	1.15%	1.19%

Net investment income (loss)(b)	.02	%^	.08%	(.20)%	(.15)%	(.24)%	(.32)%

Portfolio turnover rate	3%	25%	40%	26%	23%	30%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00	%^	.00%	.00%	.00%	.00%	.00%

See footnote summary on page 37.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended December 31, 2023 (unaudited)	Year Ended June 30,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 43.91	$ 39.92	$ 54.65	$ 39.53	$ 38.61	$ 34.27

Income From Investment Operations

Net investment loss(a)(b)	(.16)	(.28)	(.49)	(.43)	(.38)	(.38)

Net realized and unrealized gain (loss) on investment transactions	3.57	5.14	(7.94)	17.36	2.72	7.31

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	3.41	4.86	(8.43)	16.93	2.34	6.93

Less: Distributions

Distributions from net realized gain on investment transactions	(.42)	(.87)	(6.30)	(1.81)	(1.42)	(2.59)

Net asset value, end of period	$ 46.90	$ 43.91	$ 39.92	$ 54.65	$ 39.53	$ 38.61

Total Return

Total investment return based on net asset value(d)	7.82%	12.36%	(18.36)%	43.71%	6.01%	21.75%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$16,157	$17,654	$20,406	$31,765	$28,210	$22,320

Ratio to average net assets of:

Expenses, net of waivers/reimbursements‡	1.75	%^	1.75%	1.75%	1.75%	1.87%	1.94%

Expenses, before waivers/reimbursements‡	1.75	%^	1.75%	1.75%	1.76%	1.90%	1.94%

Net investment loss(b)	(.73	)%^	(.68)%	(.96)%	(.91)%	(.99)%	(1.07)%

Portfolio turnover rate	3%	25%	40%	26%	23%	30%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00	%^	.00%	.00%	.00%	.00%	.00%

See footnote summary on page 37.

abfunds.com	AB CONCENTRATED GROWTH FUND | 31

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended December 31, 2023 (unaudited)	Year Ended June 30,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 49.25	$ 44.22	$ 59.41	$ 42.42	$ 40.93	$ 35.83

Income From Investment Operations

Net investment income (loss)(a)(b)	.07	.15	.03	.05	.01	(.03)

Net realized and unrealized gain (loss) on investment transactions	4.01	5.75	(8.86)	18.75	2.90	7.72

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	4.08	5.90	(8.83)	18.80	2.91	7.69

Less: Dividends and Distributions

Dividends from net investment income	(.19)	– 0	–	(.06)	– 0	–	– 0	–	– 0	–

Distributions from net realized gain on investment transactions	(.42)	(.87)	(6.30)	(1.81)	(1.42)	(2.59)

Total dividends and distributions	(.61)	(.87)	(6.36)	(1.81)	(1.42)	(2.59)

Net asset value, end of period	$ 52.72	$ 49.25	$ 44.22	$ 59.41	$ 42.42	$ 40.93

Total Return

Total investment return based on net asset value(d)	8.34%	13.52%	(17.54)%	45.17%	7.09%	22.97%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,060,318	$1,049,761	$957,097	$1,152,671	$699,504	$537,484

Ratio to average net assets of:

Expenses, net of waivers/reimbursements‡	.75	%^	.75%	.75%	.76%	.87%	.94%

Expenses, before waivers/reimbursements‡	.75	%^	.75%	.75%	.76%	.90%	.94%

Net investment income (loss)(b)	.27	%^	.33%	.05%	.10%	.02%	(.07)%

Portfolio turnover rate	3%	25%	40%	26%	23%	30%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00	%^	.00%	.00%	.00%	.00%	.00%

See footnote summary on page 37.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended December 31, 2023 (unaudited)	Year Ended June 30,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 46.32	$ 41.90	$ 56.89	$ 40.93	$ 39.76	$ 35.04

Income From Investment Operations

Net investment loss(a)(b)	(.07)	(.13)	(.29)	(.26)	(.21)	(.21)

Net realized and unrealized gain (loss) on investment transactions	3.78	5.42	(8.40)	18.03	2.80	7.52

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	3.71	5.29	(8.69)	17.77	2.59	7.31

Less: Distributions

Distributions from net realized gain on investment transactions	(.42)	(.87)	(6.30)	(1.81)	(1.42)	(2.59)

Net asset value, end of period	$ 49.61	$ 46.32	$ 41.90	$ 56.89	$ 40.93	$ 39.76

Total Return

Total investment return based on net asset value(d)	8.06%	12.81%	(18.07)%	44.28%	6.48%	22.38%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$130	$140	$108	$70	$34	$16

Ratio to average net assets of:

Expenses, net of waivers/reimbursements‡	1.32	%^	1.38%	1.40%	1.38%	1.42%	1.44%

Expenses, before waivers/reimbursements‡	1.37	%^	1.43%	1.43%	1.38%	1.45%	1.44%

Net investment loss(b)	(.31	)%^	(.30)%	(.56)%	(.52)%	(.54)%	(.57)%

Portfolio turnover rate	3%	25%	40%	26%	23%	30%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00	%^	.00%	.00%	.00%	.00%	.00%

See footnote summary on page 37.

abfunds.com	AB CONCENTRATED GROWTH FUND | 33

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended December 31, 2023 (unaudited)	Year Ended June 30,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 47.90	$ 43.13	$ 58.15	$ 41.69	$ 40.36	$ 35.45

Income From Investment Operations

Net investment income (loss)(a)(b)	(.05)	.05	(.11)	(.11)	(.11)	(.12)

Net realized and unrealized gain (loss) on investment transactions	3.94	5.59	(8.61)	18.38	2.86	7.62

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	3.89	5.64	(8.72)	18.27	2.75	7.50

Less: Dividends and Distributions

Dividends from net investment income	(.09)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Distributions from net realized gain on investment transactions	(.42)	(.87)	(6.30)	(1.81)	(1.42)	(2.59)

Total dividends and distributions	(.51)	(.87)	(6.30)	(1.81)	(1.42)	(2.59)

Net asset value, end of period	$ 51.28	$ 48.77	$ 49.43	$ 59.96	$ 43.11	$ 42.95

Total Return

Total investment return based on net asset value(d)	8.18%	13.26%	(17.71)%	44.69%	6.78%	22.67%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,155	$1,225	$1,146	$1,753	$1,480	$741

Ratio to average net assets of:

Expenses, net of waivers/reimbursements‡	1.24	%^	.95%	.98%	1.07%	1.15%	1.19%

Expenses, before waivers/reimbursements‡	2.35	%^*	1.00%	1.01%	1.07%	1.18%	1.20%

Net investment income (loss)(b)	(.23	)%^	.12%	(.19)%	(.22)%	(.27)%	(.32)%

Portfolio turnover rate	3%	25%	40%	26%	23%	30%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00	%^	.00%	.00%	.00%	.00%	.00%

See footnote summary on page 37.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended December 31, 2023 (unaudited)	Year Ended June 30,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 49.30	$ 44.29	$ 59.48	$ 42.50	$ 41.00	$ 35.88

Income From Investment Operations

Net investment income (loss)(a)(b)	.05	.13	(.04)	.02	.01	(.03)

Net realized and unrealized gain (loss) on investment transactions	4.03	5.75	(8.85)	18.77	2.91	7.74

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	4.08	5.88	(8.89)	18.79	2.92	7.71

Less: Dividends and Distributions

Dividends from net investment income	(.21)	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Distributions from net realized gain on investment transactions	(.42)	(.87)	(6.30)	(1.81)	(1.42)	(2.59)

Total dividends and distributions	(.63)	(.87)	(6.30)	(1.81)	(1.42)	(2.59)

Net asset value, end of period	$ 52.75	$ 49.30	$ 44.29	$ 59.48	$ 42.50	$ 41.00

Total Return

Total investment return based on net asset value(d)	8.33%	13.45%	(17.59)%	45.06%	7.10%	22.99%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,300	$1,189	$8	$89	$18	$17

Ratio to average net assets of:

Expenses, net of waivers/reimbursements‡	.80	%^	.83%	.81%	.83%	.86%	.91%

Expenses, before waivers/reimbursements‡	.80	%^	.83%	.81%	.83%	.88%	.92%

Net investment income (loss)(b)	.22	%^	.29%	(.06)%	.03%	.03%	(.09)%

Portfolio turnover rate	3%	25%	40%	26%	23%	30%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00	%^	.00%	.00%	.00%	.00%	.00%

See footnote summary on page 37.

abfunds.com	AB CONCENTRATED GROWTH FUND | 35

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
Six Months Ended December 31, 2023 (unaudited)	Year Ended June 30,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 49.36	$ 44.31	$ 59.52	$ 42.49	$ 40.98	$ 35.86

Income From Investment Operations

Net investment income (loss)(a)(b)	.07	.16	.04	.10	.02	(.01)

Net realized and unrealized gain (loss) on investment transactions	4.04	5.76	(8.87)	18.74	2.91	7.72

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	4.11	5.92	(8.83)	18.84	2.93	7.71

Less: Dividends and Distributions

Dividends from net investment income	(.17)	– 0	–	(.08)	– 0	–	– 0	–	– 0	–

Distributions from net realized gain on investment transactions	(.42)	(.87)	(6.30)	(1.81)	(1.42)	(2.59)

Total distributions	(.59)	(.87)	(6.38)	(1.81)	(1.42)	(2.59)

Net asset value, end of period	$ 52.88	$ 49.36	$ 44.31	$ 59.52	$ 42.49	$ 40.98

Total Return

Total investment return based on net asset value(d)	8.37%	13.54%	(17.52)%	45.19%	7.13%	23.01%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$16,561	$19,361	$82,429	$107,956	$2,007	$990

Ratio to average net assets of:

Expenses, net of waivers/reimbursements‡	.72	%^	.72%	.72%	.78%	.84%	.91%

Expenses, before waivers/reimbursements‡	.72	%^	.72%	.72%	.78%	.87%	.92%

Net investment income (loss)(b)	.29	%^	.34%	.07%	.18%	.04%	(.03)%

Portfolio turnover rate	3%	25%	40%	26%	23%	30%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.00	%^	.00%	.00%	.00%	.00%	.00%

See footnote summary on page 37.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

^	Annualized.

*	Reflects a onetime non-recurring accrual adjustment.

See notes to financial statements.

abfunds.com	AB CONCENTRATED GROWTH FUND | 37

BOARD OF DIRECTORS

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1) Emilie D. Wrapp, Advisory Board Member

OFFICERS

James T. Tierney(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Stephen M. Woetzel, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

One Congress Street

Suite 1

Boston, MA 02114

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by Mr. James Tierney. Mr. Tierney is the investment professional with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2024, which covered the period January 1, 2023 through December 31, 2023 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

abfunds.com	AB CONCENTRATED GROWTH FUND | 39

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser (the “Advisory Agreement”) in respect of AB Concentrated Growth Fund (the “Fund”) at a meeting held in-person on May 2-4, 2023 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund, and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

abfunds.com	AB CONCENTRATED GROWTH FUND | 41

judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2021 and 2022 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

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expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Advisor Class shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Advisor Class shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2023 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

abfunds.com	AB CONCENTRATED GROWTH FUND | 43

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s proposed fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Advisor Class shares of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Advisor Class expense ratio of the Fund was based on the Fund’s latest fiscal year. The Adviser had agreed to cap the Fund’s expenses, but the directors noted that the Fund’s expense ratio was currently below the level of the Adviser’s cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because

44 | AB CONCENTRATED GROWTH FUND	abfunds.com

the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level (which was well below the level at which they would anticipate adding an initial breakpoint) and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

abfunds.com	AB CONCENTRATED GROWTH FUND | 45

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Low Volatility Equity Portfolio1

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Short Duration High Yield Portfolio1

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Conservative Buffer ETF

Core Plus Bond ETF

Corporate Bond ETF

Disruptors ETF

High Yield ETF

Tax-Aware Intermediate Municipal ETF

Tax-Aware Long Municipal ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Large Cap Strategic Equities ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 5, 2023, International Low Volatility Equity Portfolio was named International Strategic Core Portfolio and Short Duration High Yield Portfolio was named Limited Duration High Income Portfolio.

46 | AB CONCENTRATED GROWTH FUND	abfunds.com

NOTES

abfunds.com	AB CONCENTRATED GROWTH FUND | 47

NOTES

48 | AB CONCENTRATED GROWTH FUND	abfunds.com

AB CONCENTRATED GROWTH FUND

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

CG-0152-1223

DEC 12.31.23

SEMI-ANNUAL REPORT

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Concentrated International Growth Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 1

SEMI-ANNUAL REPORT

February 8, 2024

This report provides management’s discussion of fund performance for the AB Concentrated International Growth Portfolio for the semi-annual reporting period ended December 31, 2023.

The Fund’s investment objective is to seek long-term growth of capital.

NAV RETURNS AS OF DECEMBER 31, 2023 (unaudited)

	6 Months	12 Months

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

Class A Shares	-5.38%	4.01%

Class C Shares	-5.68%	3.16%

Advisor Class Shares[1]	-5.23%	4.26%

MSCI EAFE Index (net)	5.88%	18.24%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Morgan Stanley Capital International Europe, Australasia and the Far East (“MSCI EAFE”) Index (net), for the six- and 12-month periods ended December 31, 2023.

For the six-month period, all share classes underperformed the benchmark, before sales charges. Both security selection and sector selection detracted from performance, relative to the benchmark. Security selection within industrials and financials detracted, while selection within consumer discretionary contributed from performance. An overweight to consumer staples and an underweight to financials detracted, while an overweight to technology and an underweight to utilities contributed. The top detractors were Alstom, Lonza and Worldline, while top contributors included Pan Pacific International Holdings, Novo Nordisk and SAP.

For the 12-month period, all share classes underperformed the benchmark. Both security selection and sector selection detracted from performance. Security selection within industrials and financials detracted, while selection within consumer staples and materials contributed. An overweight to consumer staples and health care detracted from relative performance, while an overweight to technology and an underweight to energy contributed. Top absolute detractors were Teleperformance, Worldline and Alstom, while top contributors included Novo Nordisk, SAP and ASML.

2 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

During both periods, the Fund used derivatives in the form of currency forwards for hedging purposes, which had no material impact on absolute returns.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks rose during the six-month period ended December 31, 2023. Global central banks—led by the US Federal Reserve—began to pause rate hikes, but equity markets continued to experience bouts of volatility as hawkish rhetoric indicated that rates would likely stay higher for longer to sustainably rein in inflation. Later in the period, stronger-than-expected third-quarter economic growth triggered a rapid rise in bond yields—especially the 10-year US Treasury note, which briefly crossed the 5% threshold for the first time in 16 years. Headwinds from higher Treasury yields, conflict in the Middle East and mixed third-quarter earnings weighed on investor sentiment globally and briefly sent all major indices into correction territory in October. Equity markets rallied sharply during November and December, as optimism rose that the US Federal Reserve would begin to cut interest rates in 2024—both earlier and more than previously anticipated. Although US mega-cap technology stocks drove returns through much of the year, the rally broadened considerably during the fourth quarter as soft-landing expectations in the US continued to be underpinned by cooling inflation and moderating economic growth. Within large-cap markets, both growth- and value-oriented stocks rose, but growth outperformed value, led by the technology sector and artificial intelligence optimism. Large-cap stocks narrowly outperformed small-cap stocks, although both rose in absolute terms.

The Fund’s Senior Investment Management Team (“The Team”) continues to lean into companies that have defensive qualities and strong pricing power, which can counter the twin threats of an economic slowdown and inflation. The Team does not expect the global economy to enter a sharp downturn, but rather a gradual slowdown of economic growth in real and nominal terms. The Team continues to focus on owning companies internationally that are able to deliver consistent growth through uncertain times.

INVESTMENT POLICIES

The Adviser seeks to achieve the Fund’s investment objective by investing, under normal circumstances, primarily in common stocks of non-US companies, and in companies in at least three countries other than the United States.

The Fund invests in companies that are determined by the Adviser to offer favorable long-term growth potential and that are trading at attractive valuations. The Adviser employs an appraisal method which attempts to measure each prospective company’s quality and growth

(continued on next page)

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 3

rate by numerous factors. Such factors include: a company’s record and projections of profit and earnings growth, accuracy and availability of information with respect to the company, success and experience of management, accessibility of management to the Adviser, product lines and competitive position both in the United States and abroad, lack of cyclicality, large market capitalization and liquidity of the company’s securities. The Adviser compares these results to the characteristics of the general stock markets to determine the relative attractiveness of each company at a given time. The Adviser weighs economic, political and market factors in making investment decisions; this appraisal technique attempts to measure each investment candidate not only against other stocks of the same industry and region, but also against a broad spectrum of investments.

The Fund invests in a relatively small number of individual stocks, generally 25 to 35 companies. The Fund primarily invests in mid- and large-capitalization companies, which are currently defined for the Fund as companies that have market capitalizations of $2.0 billion or more. The Fund’s holdings of non-US companies may include some companies located in emerging markets, and at times emerging-market companies may make up a significant portion of the Fund.

Fluctuations in currency exchange rates can have a dramatic impact on the returns of equity securities. While the Adviser may hedge the foreign currency exposure resulting from the Fund’s security positions through the use of currency-related derivatives, it is not required to do so.

4 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI EAFE Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the US and Canada. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the market or markets in which the Fund fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the market generally.

Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”).

Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

Capitalization Risk: Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Please note: References to specific securities are presented to illustrate the Fund’s investment philosophy and are not to be considered advice or recommendations. This information reflects prevailing market conditions and the Adviser’s judgments as of the date indicated, which are subject to change. In preparing this report, the Adviser has relied upon and assumed without independent verification, the accuracy and completeness of all information available from third-party sources. It should not be assumed that any investments made in the future will be profitable or will equal the performance of the selected investments referenced herein.

6 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE

AVERAGE SEMI-ANNUAL RETURNS AS OF DECEMBER 31, 2023 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	4.01%	-0.38%

5 Years	3.97%	3.06%

Since Inception[1]	2.20%	1.70%

CLASS C SHARES

1 Year	3.16%	2.16%

5 Years	3.21%	3.21%

Since Inception[1,2]	1.44%	1.44%

ADVISOR CLASS SHARES[3]

1 Year	4.26%	4.26%

5 Years	4.23%	4.23%

Since Inception[1]	2.45%	2.45%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.14%, 1.90% and 0.89% for Class A, Class C and Advisor Class shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 4/15/2015.

2	Assumes conversion of Class C shares into Class A shares after eight years.

3

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 7

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2023 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-0.38%

5 Years	3.06%

Since Inception[1]	1.70%

CLASS C SHARES

1 Year	2.16%

5 Years	3.21%

Since Inception[1,2]	1.44%

ADVISOR CLASS SHARES[3]

1 Year	4.26%

5 Years	4.23%

Since Inception[1]	2.45%

1	Inception date: 4/15/2015.

2	Assumes conversion of Class C shares into Class A shares after eight years.

3

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

8 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 9

EXPENSE EXAMPLE (continued)

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$946.20	$5.58	1.14%	$5.63	1.15%
Hypothetical**	$1,000	$1,019.41	$5.79	1.14%	$5.84	1.15%
Class C
Actual	$1,000	$943.20	$9.23	1.89%	$9.28	1.90%
Hypothetical**	$1,000	$1,015.63	$9.58	1.89%	$9.63	1.90%
Advisor Class
Actual	$1,000	$947.70	$4.31	0.88%	$4.36	0.89%
Hypothetical**	$1,000	$1,020.71	$4.47	0.88%	$4.52	0.89%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

10 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY

December 31, 2023 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $392.8

1

The Fund’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 2.2% or less in the following: Italy and Luxembourg.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 11

PORTFOLIO SUMMARY (continued)

December 31, 2023 (unaudited)

TEN LARGEST HOLDINGS1

Company	U.S. $ Value	Percent of Net Assets

Novo Nordisk A/S – Class B	$22,772,635	5.8%

ASML Holding NV	18,040,301	4.6

Compass Group PLC	16,873,344	4.3

SAP SE	16,356,164	4.2

Pan Pacific International Holdings Corp.	15,610,959	4.0

Sika AG (REG)	15,585,786	4.0

Cellnex Telecom SA	14,989,499	3.8

Terumo Corp.	13,750,775	3.5

Keyence Corp.	12,829,203	3.3

HDFC Bank Ltd. (ADR)	11,673,382	3.0

	$158,482,048	40.5%

1	Long-term investments.

12 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS

December 31, 2023 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.0%
Consumer Discretionary – 18.5%
Broadline Retail – 4.0%
Pan Pacific International Holdings Corp.	655,800	$15,610,959

Hotels, Restaurants & Leisure – 5.3%
Compass Group PLC	616,641	16,873,344
Yum China Holdings, Inc.	95,870	4,067,764

		20,941,108

Specialty Retail – 2.0%
Fast Retailing Co., Ltd.	31,100	7,690,371

Textiles, Apparel & Luxury Goods – 7.2%
LVMH Moet Hennessy Louis Vuitton SE	12,265	9,965,764
Moncler SpA	141,637	8,720,498
Samsonite International SA(a)(b)	2,943,300	9,710,599

		28,396,861

		72,639,299

Information Technology – 16.5%
Electronic Equipment, Instruments & Components – 3.3%
Keyence Corp.	29,200	12,829,203

IT Services – 4.5%
Capgemini SE	45,381	9,484,245
Obic Co., Ltd.	46,800	8,052,171

		17,536,416

Semiconductors & Semiconductor Equipment – 4.6%
ASML Holding NV	23,898	18,040,301

Software – 4.1%
SAP SE	106,263	16,356,164

		64,762,084

Health Care – 16.3%
Biotechnology – 2.5%
Genmab A/S(b)	30,595	9,755,308

Health Care Equipment & Supplies – 3.5%
Terumo Corp.	420,500	13,750,775

Life Sciences Tools & Services – 4.5%
Eurofins Scientific SE	117,457	7,662,003
Lonza Group AG (REG)	24,118	10,167,816

		17,829,819

Pharmaceuticals – 5.8%
Novo Nordisk A/S – Class B	219,747	22,772,635

		64,108,537

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Consumer Staples – 15.7%
Beverages – 5.0%
Asahi Group Holdings Ltd.(c)	252,200	$9,391,013
Pernod Ricard SA	57,709	10,198,438

		19,589,451

Food Products – 7.9%
Kerry Group PLC – Class A	131,946	11,452,819
Kikkoman Corp.	137,300	8,389,964
Nestle SA (REG)	97,178	11,264,860

		31,107,643

Personal Care Products – 2.8%
L’Oreal SA	22,068	11,000,911

		61,698,005

Industrials – 11.2%
Building Products – 2.3%
Daikin Industries Ltd.	55,600	9,019,431

Machinery – 6.1%
FANUC Corp.	279,100	8,191,337
KION Group AG	209,256	8,930,925
Techtronic Industries Co., Ltd.	571,500	6,809,470

		23,931,732

Trading Companies & Distributors – 2.8%
Ashtead Group PLC	159,071	11,056,571

		44,007,734

Financials – 9.6%
Banks – 3.0%
HDFC Bank Ltd. (ADR)	173,944	11,673,382

Capital Markets – 2.6%
London Stock Exchange Group PLC	84,705	10,013,107

Financial Services – 2.6%
Adyen NV(b)(c)	7,893	10,189,398

Insurance – 1.4%
AIA Group Ltd.	653,600	5,688,202

		37,564,089

Communication Services – 5.2%
Diversified Telecommunication Services – 3.8%
Cellnex Telecom SA(b)	380,705	14,989,499

Interactive Media & Services – 1.4%
Tencent Holdings Ltd.	146,550	5,532,973

		20,522,472

14 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Materials – 4.0%
Chemicals – 4.0%
Sika AG (REG)	47,798	$15,585,786

Total Common Stocks (cost $364,759,346)		380,888,006

SHORT-TERM INVESTMENTS – 1.9%
Investment Companies – 1.9%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.27%(d)(e)(f) (cost $7,407,473)	7,407,473	7,407,473

Total Investments Before Security Lending Collateral for Securities Loaned – 98.9% (cost $372,166,819)		388,295,479

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.9%
Investment Companies – 1.9%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.27%(d)(e)(f) (cost $7,577,505)	7,577,505	7,577,505

Total Investments – 100.8% (cost $379,744,324)		395,872,984
Other assets less liabilities – (0.8)%		(3,087,784)

Net Assets – 100.0%		$392,785,200

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Bank of America, NA	EUR	1,088	USD	1,157	01/10/2024	$(44,582)
Bank of America, NA	USD	6,195	EUR	5,700	01/10/2024	99,355
Bank of America, NA	CNH	76,489	USD	10,526	01/11/2024	(214,899)
Bank of America, NA	USD	2,718	CNH	19,800	01/11/2024	62,005
Bank of America, NA	USD	1,010	CNH	7,179	01/11/2024	(2,219)
Bank of America, NA	JPY	709,823	USD	4,803	01/12/2024	(236,332)
Bank of America, NA	USD	14,185	JPY	2,097,798	01/12/2024	709,135
Barclays Bank PLC	EUR	5,449	USD	5,971	01/10/2024	(45,620)
Barclays Bank PLC	USD	1,161	EUR	1,078	01/10/2024	29,216
Barclays Bank PLC	JPY	2,024,626	USD	13,756	01/12/2024	(619,006)
Barclays Bank PLC	USD	5,054	JPY	728,575	01/12/2024	118,910
Barclays Bank PLC	GBP	846	USD	1,077	01/25/2024	(1,756)
Barclays Bank PLC	USD	950	AUD	1,447	01/25/2024	36,505
Barclays Bank PLC	USD	1,193	GBP	956	01/25/2024	25,681

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
BNP Paribas SA	EUR	1,990	USD	2,114	01/10/2024	$(83,536)
BNP Paribas SA	JPY	222,964	USD	1,560	01/12/2024	(22,900)
BNP Paribas SA	USD	2,418	JPY	342,453	01/12/2024	13,625
BNP Paribas SA	AUD	1,461	USD	969	01/25/2024	(27,002)
BNP Paribas SA	USD	2,499	CHF	2,207	02/15/2024	136,366
BNP Paribas SA	HKD	115,563	USD	14,840	03/14/2024	15,942
Citibank, NA	EUR	5,008	USD	5,395	01/10/2024	(134,629)
Citibank, NA	USD	5,767	EUR	5,259	01/10/2024	40,027
Citibank, NA	JPY	961,614	USD	6,667	01/12/2024	(160,593)
Citibank, NA	USD	2,221	JPY	332,414	01/12/2024	139,184
Citibank, NA	GBP	820	USD	1,031	01/25/2024	(14,538)
Citibank, NA	USD	18,200	GBP	14,624	01/25/2024	443,014
Citibank, NA	CHF	868	USD	1,007	02/15/2024	(30,002)
Citibank, NA	INR	847,405	USD	10,133	03/14/2024	(18,197)
Citibank, NA	USD	967	HKD	7,542	03/14/2024	867
Goldman Sachs Bank USA	EUR	2,316	USD	2,450	01/10/2024	(107,528)
Goldman Sachs Bank USA	USD	5,374	EUR	5,081	01/10/2024	237,008
Goldman Sachs Bank USA	JPY	256,571	USD	1,731	01/12/2024	(90,387)
Goldman Sachs Bank USA	USD	1,051	AUD	1,612	01/25/2024	48,256
HSBC Bank USA	USD	13,945	SEK	145,210	02/16/2024	477,415
HSBC Bank USA	INR	80,949	USD	971	03/14/2024	802
Natwest Markets PLC	EUR	1,062	USD	1,167	01/10/2024	(5,900)
State Street Bank & Trust Co.	EUR	987	USD	1,092	01/10/2024	2,556
State Street Bank & Trust Co.	EUR	3,064	USD	3,270	01/10/2024	(112,927)
State Street Bank & Trust Co.	USD	6,730	EUR	6,315	01/10/2024	243,408
State Street Bank & Trust Co.	USD	961	AUD	1,432	01/25/2024	15,879
State Street Bank & Trust Co.	CHF	959	USD	1,148	02/15/2024	2,485
State Street Bank & Trust Co.	USD	1,242	CHF	1,077	02/15/2024	43,723
State Street Bank & Trust Co.	HKD	8,371	USD	1,074	03/14/2024	(40)
State Street Bank & Trust Co.	USD	1,076	HKD	8,386	03/14/2024	(700)
UBS AG	EUR	31,639	USD	33,764	01/10/2024	(1,173,126)
UBS AG	USD	1,057	EUR	964	01/10/2024	7,960
UBS AG	JPY	363,899	USD	2,487	01/12/2024	(96,332)
UBS AG	USD	2,038	JPY	296,718	01/12/2024	68,733
UBS AG	GBP	991	USD	1,238	01/25/2024	(25,665)
UBS AG	USD	25,728	AUD	39,473	01/25/2024	1,189,701

						$939,342

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. This security is considered restricted, but liquid and may be resold in transactions exempt from registration. At December 31, 2023, the market value of this security amounted to $9,710,599 or 2.5% of net assets.

(b)	Non-income producing security.

16 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	Affiliated investments.

(e)	The rate shown represents the 7-day yield as of period end.

(f)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:
AUD – Australian Dollar
CHF – Swiss Franc
CNH – Chinese Yuan Renminbi (Offshore)
EUR – Euro
GBP – Great British Pound
HKD – Hong Kong Dollar
INR – Indian Rupee
JPY – Japanese Yen
SEK – Swedish Krona
USD – United States Dollar

Glossary:

ADR – American Depositary Receipt

REG – Registered Shares

See notes to financial statements.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 17

STATEMENT OF ASSETS & LIABILITIES

December 31, 2023 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $364,759,346)	$380,888,006	(a)
Affiliated issuers (cost $14,984,978—including investment of cash collateral for securities loaned of $7,577,505)	14,984,978
Foreign currencies, at value (cost $228,885)	231,810
Receivable for capital stock sold	4,766,291
Unrealized appreciation on forward currency exchange contracts	4,207,758
Unaffiliated dividends receivable	843,293
Affiliated dividends receivable	49,520
Receivable due from Advisor	1,924

Total assets	405,973,580

Liabilities
Payable for collateral received on securities loaned	7,577,505
Unrealized depreciation on forward currency exchange contracts	3,268,416
Payable for capital stock redeemed	1,833,167
Advisory fee payable	243,114
Administrative fee payable	23,172
Transfer Agent fee payable	5,891
Distribution fee payable	1,775
Directors’ fees payable	339
Accrued expenses	235,001

Total liabilities	13,188,380

Net Assets	$392,785,200

Composition of Net Assets
Capital stock, at par	$3,733
Additional paid-in capital	472,344,609
Accumulated loss	(79,563,142)

Net Assets	$392,785,200

Net Asset Value Per Share—11 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$5,563,416	536,368	$10.37	*

C	$707,207	72,236	$9.79

Advisor	$386,514,577	36,726,262	$10.52

(a)	Includes securities on loan with a value of $16,534,944 (see Note E).

*	The maximum offering price per share for Class A shares was $10.83 which reflects a sales charge of 4.25%.

See notes to financial statements.

18 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

STATEMENT OF OPERATIONS

Six Months Ended December 31, 2023 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $166,634)	$1,489,379
Affiliated issuers	389,706
Interest	679
Securities lending income	4,545
Other income	5,996	$1,890,305

Expenses
Advisory fee (see Note B)	1,472,533
Distribution fee—Class A	6,632
Distribution fee—Class C	4,279
Transfer agency—Class A	923
Transfer agency—Class C	189
Transfer agency—Advisor Class	67,231
Custody and accounting	53,077
Administrative	43,169
Audit and tax	29,354
Registration fees	28,162
Legal	19,243
Printing	11,424
Directors’ fees	11,107
Miscellaneous	12,056

Total expenses	1,759,379
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(11,363)

Net expenses		1,748,016

Net investment income		142,289

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized loss on:
Investment transactions		(53,208,652)
Forward currency exchange contracts		(397,090)
Foreign currency transactions		(69,521)
Net change in unrealized appreciation (depreciation) of:
Investments		29,781,057
Forward currency exchange contracts		700,978
Foreign currency denominated assets and liabilities		37,784

Net loss on investment and foreign currency transactions		(23,155,444)

Net Decrease in Net Assets from Operations		$(23,013,155)

See notes to financial statements.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 19

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended December 31, 2023 (unaudited)	Year Ended June 30, 2023
Increase (Decrease) in Net Assets from Operations
Net investment income	$142,289	$1,371,612
Net realized loss on investment transactions and foreign currency	(53,675,263)	(36,358,911)
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	30,519,819	81,277,801

Net increase (decrease) in net assets from operations	(23,013,155)	46,290,502
Capital Stock Transactions
Net increase (decrease)	(8,206,996)	2,741,116

Total increase (decrease)	(31,220,151)	49,031,618
Net Assets
Beginning of period	424,005,351	374,973,733

End of period	$392,785,200	$424,005,351

See notes to financial statements.

20 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS

December 31, 2023 (unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 11 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Concentrated International Growth Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 11 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Company’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 21

NOTES TO FINANCIAL STATEMENTS (continued)

of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

22 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 23

NOTES TO FINANCIAL STATEMENTS (continued)

modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2023:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Consumer Discretionary	$4,067,764		$68,571,535		$	– 0	–	$72,639,299
Information Technology	– 0	–	64,762,084			– 0	–	64,762,084
Health Care	– 0	–	64,108,537			– 0	–	64,108,537
Consumer Staples	– 0	–	61,698,005			– 0	–	61,698,005
Industrials	– 0	–	44,007,734			– 0	–	44,007,734
Financials	11,673,382		25,890,707			– 0	–	37,564,089
Communication Services	– 0	–	20,522,472			– 0	–	20,522,472
Materials	– 0	–	15,585,786			– 0	–	15,585,786
Short-Term Investments	7,407,473		– 0	–		– 0	–	7,407,473
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	7,577,505		– 0	–		– 0	–	7,577,505

Total Investments in Securities	30,726,124		365,146,860	(a)		– 0	–	395,872,984
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts	– 0	–	4,207,758			– 0	–	4,207,758
Liabilities:
Forward Currency Exchange Contracts	– 0	–	(3,268,416)			– 0	–	(3,268,416)

Total	$30,726,124		$366,086,202		$	– 0	–	$396,812,326

24 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

(a)

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

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NOTES TO FINANCIAL STATEMENTS (continued)

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to 1.15%, 1.90% and 0.90% of the daily average net assets for Class A, Class C and Advisor Class shares, respectively. The Expense Caps may not be terminated by the Adviser before October 31, 2024. For the six months ended December 31, 2023, there was no such reimbursement.

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NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended December 31, 2023, the reimbursement for such services amounted to $43,169.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $30,035 for the six months ended December 31, 2023.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $12 from the sale of Class A shares and received $11 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended December 31, 2023.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended December 31, 2023, such waiver amounted to $9,648.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the six months ended December 31, 2023 is as follows:

Fund	Market Value 6/30/23 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/23 (000)	Dividend Income (000)
Government Money Market Portfolio	$16,457	$67,846	$76,896	$7,407	$390
Government Money Market Portfolio*	23,276	11,954	27,652	7,578	– 0	–

Total				$14,985	$390

*	Investments of cash collateral for securities lending transactions (see Note E).

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the 1940 Act. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $4,555 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended December 31, 2023 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$85,631,999		$86,719,392
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$47,520,525
Gross unrealized depreciation	(30,452,523)

Net unrealized appreciation	$17,068,002

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended December 31, 2023, the Fund held forward currency exchange contracts for non-hedging purposes.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty table below for additional details.

During the six months ended December 31, 2023, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$4,207,758	Unrealized depreciation on forward currency exchange contracts	$3,268,416

Total		$4,207,758		$3,268,416

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	$(397,090)	$700,978

Total		$(397,090)	$700,978

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended December 31, 2023:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$106,255,276
Average principal amount of sale contracts	$102,081,602

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of December 31, 2023. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Bank of America, NA	$870,495	$(498,032)	$	– 0	–	$	– 0	–	$372,463
Barclays Bank PLC	210,312	(210,312)	– 0	–	– 0	–	– 0	–
BNP Paribas SA	165,933	(133,438)	– 0	–	– 0	–	32,495
Citibank, NA	623,092	(357,959)	– 0	–	– 0	–	265,133
Goldman Sachs Bank USA	285,264	(197,915)	– 0	–	– 0	–	87,349
HSBC Bank USA	478,217	– 0	–	– 0	–	– 0	–	478,217
State Street Bank & Trust Co.	308,051	(113,667)	– 0	–	– 0	–	194,384
UBS	1,266,394	(1,266,394)	– 0	–	– 0	–	– 0	–

Total	$4,207,758	$(2,777,717)	$	– 0	–	$	– 0	–	$1,430,041	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Bank of America, NA	$498,032	$(498,032)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	666,382	(210,312)	– 0	–	– 0	–	456,070
BNP Paribas SA	133,438	(133,438)	– 0	–	– 0	–	– 0	–
Citibank, NA	357,959	(357,959)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA	197,915	(197,915)	– 0	–	– 0	–	– 0	–
Natwest Markets PLC	5,900	– 0	–	– 0	–	– 0	–	5,900
State Street Bank & Trust Co.	113,667	(113,667)	– 0	–	– 0	–	– 0	–
UBS	1,295,123	(1,266,394)	– 0	–	– 0	–	28,729

Total	$3,268,416	$(2,777,717)	$	– 0	–	$	– 0	–	$490,699	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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NOTES TO FINANCIAL STATEMENTS (continued)

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. If the Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as

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NOTES TO FINANCIAL STATEMENTS (continued)

approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the six months ended December 31, 2023 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned			Advisory Fee Waived
$16,534,944	$7,577,505	$9,789,438	$4,545	$	– 0	–	$1,715

*	As of December 31, 2023.

NOTE F

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended December 31, 2023 (unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (unaudited)	Year Ended June 30, 2023

Class A
Shares sold	78,221	185,853	$814,326	$2,017,799

Shares converted from Class C	2,760	321	30,583	3,378

Shares redeemed	(45,023)	(380,184)	(451,990)	(3,956,447)

Net increase (decrease)	35,958	(194,010)	$392,919	$(1,935,270)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended December 31, 2023 (unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (unaudited)	Year Ended June 30, 2023

Class C
Shares sold	1,107	21,390	$11,080	$219,460

Shares converted to Class A	(2,913)	(338)	(30,583)	(3,378)

Shares redeemed	(29,789)	(15,257)	(288,566)	(137,204)

Net increase (decrease)	(31,595)	5,795	$(308,069)	$78,878

Advisor Class
Shares sold	5,916,892	10,687,596	$59,523,021	$110,990,546

Shares redeemed	(6,782,382)	(10,522,540)	(67,814,867)	(106,393,038)

Net increase (decrease)	(865,490)	165,056	$(8,291,846)	$4,597,508

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the market generally.

Focused Portfolio Risk—Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value, or NAV.

Sector Risk—The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

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NOTES TO FINANCIAL STATEMENTS (continued)

Emerging-Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Capitalization Risk—Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

LIBOR Replacement Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that recently transitioned from the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. LIBOR’s administrator, ICE Benchmark Administration, ceased publishing most LIBOR settings (including some U.S. LIBOR settings) by the end of 2021 and the remaining (and most widely used) U.S. Dollar LIBOR settings after June 30, 2023. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will permit the use of synthetic U.S. Dollar LIBOR rates for non-U.S. contracts through September 30, 2024, but any such rates would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. There is no assurance that the composition or characteristics of SOFR or any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that the market for SOFR-linked financial instruments will have the same volume or liquidity as did the market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability. Neither the long-term effects of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

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NOTES TO FINANCIAL STATEMENTS (continued)

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended December 31, 2023.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending June 30, 2024 will be determined at the end of the current fiscal year.

The tax character of distributions paid during the fiscal years ended June 30, 2023 and June 30, 2022 were as follows:

	2023			2022
Distributions paid from:
Ordinary income	$	– 0	–	$4,004,452
Net long-term capital gains		– 0	–	5,285,596

Total taxable distributions paid	$	– 0	–	$9,290,048

As of June 30, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital losses	$(41,507,179	)(a)
Other losses	(191,851	)(b)
Unrealized appreciation (depreciation)	(14,850,957	)(c)

Total accumulated earnings (deficit)	$(56,549,987)

(a)	As of June 30, 2023, the Fund had a net capital loss carryforward of $41,507,179.

(b)	As of June 30, 2023, the Fund had a qualified late-year ordinary loss deferral of $191,851.

(c)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains (losses) on certain derivative instruments and the tax deferral of losses on wash sales.

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NOTES TO FINANCIAL STATEMENTS (continued)

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2023, the Fund had a net short-term capital loss carryforward of $18,729,334 and a net long-term capital loss carryforward of $22,777,845, which may be carried forward for an indefinite period.

NOTE J

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended December 31, 2023 (unaudited)	Year Ended June 30,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 10.96	$ 9.71	$ 15.33	$ 11.66	$ 11.02	$ 11.54

Income From Investment Operations

Net investment income (loss)(a)(b)	(.01)	.01	(.01)	.02	.01	.02

Net realized and unrealized gain (loss) on investment transactions and foreign currency	(.58)	1.24	(5.34)	3.86	.74	.15

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(.59)	1.25	(5.35)	3.88	.75	.17

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.27)	(.21)	(.11)	(.69)

Total dividends and distributions	– 0	–	– 0	–	(.27)	(.21)	(.11)	(.69)

Net asset value, end of period	$ 10.37	$ 10.96	$ 9.71	$ 15.33	$ 11.66	$ 11.02

Total Return

Total investment return based on net asset value(d)(e)	(5.38)%	12.87%	(35.49)%	33.53%	6.75%	2.72%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$5,563	$5,484	$6,741	$10,284	$1,729	$498

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)‡	1.14	%^	1.14%	1.12%	1.15%	1.22%	1.29%

Expenses, before waivers/reimbursements(f)‡	1.14	%^	1.14%	1.12%	1.17%	1.47%	1.85%

Net investment income (loss)(b)	(.17	)%^	.07%	(.05)%	.14%	.12%	.23%

Portfolio turnover rate	23%	33%	24%	25%	30%	34%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01	%^	.00%	.00%	.00%	.01%	.01%

See footnote summary on page 41.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended December 31, 2023 (unaudited)	Year Ended June 30,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 10.38	$ 9.27	$ 14.77	$ 11.32	$ 10.78	$ 11.38

Income From Investment Operations

Net investment loss(a)(b)	(.04)	(.06)	(.12)	(.09)	(.08)	(.02)

Net realized and unrealized gain (loss) on investment transactions and foreign currency	(.55)	1.17	(5.11)	3.75	.73	.11

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(.59)	1.11	(5.23)	3.66	.65	.09

Less: Distributions

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.27)	(.21)	(.11)	(.69)

Net asset value, end of period	$ 9.79	$ 10.38	$ 9.27	$ 14.77	$ 11.32	$ 10.78

Total Return

Total investment return based on net asset value(d)(e)	(5.68)%	11.97%	(36.03)%	32.59%	5.97%	2.00%
Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$707	$1,078	$909	$1,909	$426	$291

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)‡	1.89	%^	1.90%	1.87%	1.90%	1.99%	2.04%

Expenses, before waivers/reimbursements(f)‡	1.90	%^	1.90%	1.87%	1.93%	2.27%	2.59%

Net investment loss(b)	(.91	)%^	(.63)%	(.89)%	(.66)%	(.79)%	(.17)%

Portfolio turnover rate	23%	33%	24%	25%	30%	34%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01	%^	.00%	.00%	.00%	.01%	.01%

See footnote summary on page 41.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 39

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended December 31, 2023 (unaudited)	Year Ended June 30,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 11.10	$ 9.81	$ 15.46	$ 11.73	$ 11.06	$ 11.57

Income From Investment Operations

Net investment income(a)(b)	– 0	–	.04	.03	.05	.04	.06

Net realized and unrealized gain (loss) on investment transactions and foreign currency	(.58)	1.25	(5.41)	3.89	.75	.13

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	(.58)	1.29	(5.38)	3.94	.79	.19

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	– 0	–	– 0	–	– 0	–	(.01)	(.01)

Distributions from net realized gain on investment transactions	– 0	–	– 0	–	(.27)	(.21)	(.11)	(.69)

Total dividends and distributions	– 0	–	– 0	–	(.27)	(.21)	(.12)	(.70)

Net asset value, end of period	$ 10.52	$ 11.10	$ 9.81	$ 15.46	$ 11.73	$ 11.06

Total Return

Total investment return based on net asset value(d)(e)	(5.23)%	13.15%	(35.38)%	33.84%	7.11%	3.01%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$386,515	$417,443	$367,324	$480,418	$160,265	$67,054

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)‡	.88	%^	.89%	.87%	.90%	.98%	1.04%

Expenses, before waivers/reimbursements(f)‡	.89	%^	.89%	.87%	.93%	1.23%	1.59%

Net investment income(b)	.08	%^	.36%	.24%	.32%	.37%	.54%

Portfolio turnover rate	23%	33%	24%	25%	30%	34%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying
portfolios	.01	%^	.00%	.00%	.00%	.01%	.01%

See footnote summary on page 41.

40 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Includes the impact of reimbursements from the Adviser which enhanced the Fund’s performance for the year ended June 30, 2020 by 0.02%.

(f)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the six months ended December 31, 2023 and the years ended June 30, 2020 and June 30, 2019, such waiver amounted to 0.01% (annualized), 0.01% and 0.01%, respectively.

^	Annualized.

See notes to financial statements.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 41

BOARD OF DIRECTORS

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1) Emilie D. Wrapp, Advisory Board Member

OFFICERS

Dev Chakrabarti(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Stephen M. Woetzel, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

One Congress Street

Suite 1

Boston, MA 02114

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Concentrated International Growth Investment Team. Mr. Chakrabarti is the investment professional with the most significant responsibility for day-to-day management of the Fund’s portfolio.

42 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2024, which covered the period January 1, 2023 through December 31, 2023 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 43

and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

44 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser (the “Advisory Agreement”) in respect of AB Concentrated International Growth Portfolio (the “Fund”) at a meeting held in-person on May 2-4, 2023 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 45

judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2021 and 2022 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

46 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s profitability to the Adviser would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provide (the “15(c) service provider”), showing the performance of the Advisor Class shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Advisor Class shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended February 28, 2023 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable. The directors determined to continue to monitor the Fund’s performance closely.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 47

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Advisor Class shares of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Advisor Class expense ratio of the Fund was based on the Fund’s latest fiscal year. The Adviser had agreed to cap the Fund’s expenses, but the directors noted that the Fund’s expense ratio was currently below the level of the Adviser’s cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund

48 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level (which was well below the level at which they would anticipate adding an initial breakpoint) and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 49

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Low Volatility Equity Portfolio1

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Short Duration High Yield Portfolio1

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Conservative Buffer ETF

Core Plus Bond ETF

Corporate Bond ETF

Disruptors ETF

High Yield ETF

Tax-Aware Intermediate Municipal ETF

Tax-Aware Long Municipal ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Large Cap Strategic Equities ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 5, 2023, International Low Volatility Equity Portfolio was named International Strategic Core Portfolio and Short Duration High Yield Portfolio was named Limited Duration High Income Portfolio.

50 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

NOTES

abfunds.com	AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO | 51

NOTES

52 | AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO	abfunds.com

AB CONCENTRATED INTERNATIONAL GROWTH PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

CIG-0152-1223

DEC 12.31.23

SEMI-ANNUAL REPORT

AB GLOBAL CORE EQUITY PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Global Core Equity Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 1

SEMI-ANNUAL REPORT

February 7, 2024

This report provides management’s discussion of fund performance for the AB Global Core Equity Portfolio for the semi-annual reporting period ended December 31, 2023.

The Fund’s investment objective is to seek long-term growth of capital.

NAV RETURNS AS OF DECEMBER 31, 2023 (unaudited)

	6 Months	12 Months

AB GLOBAL CORE EQUITY PORTFOLIO

Class A Shares	5.81%	19.60%

Class C Shares	5.37%	18.70%

Advisor Class Shares[1]	5.95%	19.87%

MSCI ACWI (net)	7.26%	22.20%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) (net), for the six- and 12-month periods ended December 31, 2023.

All share classes of the Fund underperformed the benchmark for both periods, before sales charges. During the six-month period, both sector and security selection detracted from performance, relative to the benchmark. Overall security selection drove underperformance, particularly selection within consumer discretionary and health care, while selection in communication services and technology contributed. An underweight to technology and an overweight to consumer staples detracted, while an overweight to financials and an underweight to utilities contributed. Country positioning (a result of bottom-up security analysis combined with fundamental research) was negative; losses from an overweight to China were partially offset by contributions from an overweight to the US.

For the 12-month period, overall security selection drove underperformance, particularly selection within consumer discretionary and technology, while selection in consumer staples and energy contributed.

2 | AB GLOBAL CORE EQUITY PORTFOLIO	abfunds.com

Sector selection contributed. Underweights to utilities and materials contributed and offset losses from an underweight to technology and an overweight to health care, which detracted. Overall country positioning was positive; an underweight to Canada contributed most, while an overweight to the United Kingdom detracted.

The Fund did not use derivatives during either period.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks rose during the six-month period ended December 31, 2023. Global central banks—led by the US Federal Reserve—began to pause rate hikes, but equity markets continued to experience bouts of volatility as hawkish rhetoric indicated that rates would likely stay higher for longer to sustainably rein in inflation. Later in the period, stronger-than-expected third-quarter economic growth triggered a rapid rise in bond yields—especially the 10-year US Treasury note, which briefly crossed the 5% threshold for the first time in 16 years. Headwinds from higher Treasury yields, conflict in the Middle East and mixed third-quarter earnings weighed on investor sentiment globally and briefly sent all major indices into correction territory in October. Equity markets rallied sharply during November and December, as optimism rose that the US Federal Reserve would begin to cut interest rates in 2024—both earlier and more than previously anticipated. Although US mega-cap technology stocks drove returns through much of the year, the rally broadened considerably during the fourth quarter as soft-landing expectations in the US continued to be underpinned by cooling inflation and moderating economic growth. Within large-cap markets, both growth-and value-oriented stocks rose, but growth outperformed value, led by the technology sector and artificial intelligence optimism. Large-cap stocks narrowly outperformed small-cap stocks, although both rose in absolute terms.

The Fund’s Senior Investment Management Team continues to invest in firms that it believes are attractively valued in a core portfolio setup, and seeks to minimize unintended factor risks.

INVESTMENT POLICIES

The Fund invests primarily in a portfolio of equity securities of issuers from markets around the world. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities, at least 40% of its net assets in securities of non-US companies, and invests in companies in at least three countries (including the United States).

The Fund is principally comprised of companies considered by the Adviser to offer good prospects for attractive returns relative to the

(continued on next page)

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 3

general stock market. The Adviser seeks companies that are attractively valued and have the ability to generate high and sustainable returns on invested capital. In addition to returns on invested capital, other criteria that the Adviser considers include strong business fundamentals, capable management, prudent corporate governance, a strong balance sheet, strong earnings power, high earnings quality, low downside risk and substantial upside potential. In managing the Fund, the Adviser does not seek to have a bias towards any investment style, economic sector, country or company size. The Fund’s holdings of non-US companies frequently include companies located in emerging markets, and at times emerging-market companies will make up a significant portion of the Fund.

Fluctuations in currency exchange rates can have a dramatic impact on the returns of equity securities. While the Adviser may hedge the foreign currency exposure resulting from the Fund’s security positions through the use of currency-related derivatives, it is not required to do so.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI ACWI is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares.

Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6 | AB GLOBAL CORE EQUITY PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF DECEMBER 31, 2023 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	19.60%	14.48%

5 Years	9.49%	8.55%

Since Inception[1]	7.61%	7.10%

CLASS C SHARES

1 Year	18.70%	17.70%

5 Years	8.69%	8.69%

Since Inception[1,2]	6.80%	6.80%

ADVISOR CLASS SHARES[3]

1 Year	19.87%	19.87%

5 Years	9.77%	9.77%

Since Inception[1]	7.87%	7.87%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.04%, 1.79% and 0.79% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 11/12/2014.

2	Assumes conversion of Class C shares into Class A shares after eight years.

3

Please note that this share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 7

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2023 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	14.48%

5 Years	8.55%

Since Inception[1]	7.10%

CLASS C SHARES

1 Year	17.70%

5 Years	8.69%

Since Inception[1,2]	6.80%

ADVISOR CLASS SHARES[3]

1 Year	19.87%

5 Years	9.77%

Since Inception[1]	7.87%

1	Inception date: 11/12/2014.

2	Assumes conversion of Class C shares into Class A shares after eight years.

3

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

8 | AB GLOBAL CORE EQUITY PORTFOLIO	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 9

EXPENSE EXAMPLE (continued)

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,058.10	$5.38	1.04%
Hypothetical**	$1,000	$1,019.91	$5.28	1.04%
Class C
Actual	$1,000	$1,053.70	$9.24	1.79%
Hypothetical**	$1,000	$1,016.14	$9.07	1.79%
Advisor Class
Actual	$1,000	$1,059.50	$4.09	0.79%
Hypothetical**	$1,000	$1,021.17	$4.01	0.79%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

December 31, 2023 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $2,690.7

1	The Fund’s sector and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 11

PORTFOLIO SUMMARY (continued)

December 31, 2023 (unaudited)

TEN LARGEST HOLDINGS1

Company	U.S. $ Value	Percent of Net Assets

Microsoft Corp.	$179,384,994	6.7%

Goldman Sachs Group, Inc. (The)	120,070,913	4.5

Coca-Cola Co. (The)	118,962,403	4.4

Elevance Health, Inc.	110,798,681	4.1

Otis Worldwide Corp.	101,590,411	3.8

Alphabet, Inc. – Class C	94,400,410	3.5

Visa, Inc. – Class A	86,232,606	3.2

American Express Co.	76,591,336	2.8

Analog Devices, Inc.	76,254,585	2.8

Asahi Group Holdings Ltd.	75,434,778	2.8

	$1,039,721,117	38.6%

1	Long-term investments.

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PORTFOLIO OF INVESTMENTS

December 31, 2023 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 99.5%
Information Technology – 19.9%
Electronic Equipment, Instruments & Components – 0.5%
Zebra Technologies Corp. – Class A(a)	45,261	$12,371,189

IT Services – 1.2%
Akamai Technologies, Inc.(a)	266,117	31,494,947

Semiconductors & Semiconductor Equipment – 9.2%
Analog Devices, Inc.	384,038	76,254,585
Infineon Technologies AG	1,344,405	56,145,866
NVIDIA Corp.	109,544	54,248,380
QUALCOMM, Inc.	429,703	62,147,945

		248,796,776

Software – 6.7%
Microsoft Corp.	477,037	179,384,994

Technology Hardware, Storage & Peripherals – 2.3%
Samsung Electronics Co., Ltd.	1,025,917	62,269,921

		534,317,827

Financials – 19.6%
Banks – 3.2%
ABN AMRO Bank NV (GDR)	1,986,629	29,875,899
BNP Paribas SA	506,394	35,166,888
Wells Fargo & Co.	433,111	21,317,723

		86,360,510

Capital Markets – 9.1%
BlackRock, Inc.	25,683	20,849,459
EQT AB(b)	1,067,556	30,226,403
Euronext NV(c)	274,903	23,890,891
Goldman Sachs Group, Inc. (The)	311,250	120,070,913
Julius Baer Group Ltd.	883,765	49,577,513

		244,615,179

Consumer Finance – 2.9%
American Express Co.	408,836	76,591,336

Financial Services – 4.4%
PayPal Holdings, Inc.(a)	533,207	32,744,242
Visa, Inc. – Class A(b)	331,218	86,232,606

		118,976,848

		526,543,873

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Health Care – 14.4%
Biotechnology – 0.6%
Alnylam Pharmaceuticals, Inc.(a)	83,018	$15,890,475

Health Care Equipment & Supplies – 2.7%
Medtronic PLC	869,217	71,606,096

Health Care Providers & Services – 4.1%
Elevance Health, Inc.	234,962	110,798,681

Life Sciences Tools & Services – 2.9%
Thermo Fisher Scientific, Inc.	121,057	64,255,845
WuXi AppTec Co., Ltd. – Class A	1,399,700	14,296,718

		78,552,563

Pharmaceuticals – 4.1%
AstraZeneca PLC (Sponsored ADR)	275,932	18,584,020
Roche Holding AG (Genusschein)	175,408	50,989,977
Sanofi	176,089	17,498,450
Takeda Pharmaceutical Co., Ltd.	800,600	22,959,645

		110,032,092

		386,879,907

Consumer Discretionary – 13.7%
Broadline Retail – 2.5%
Alibaba Group Holding Ltd.	1,585,200	15,269,507
Alibaba Group Holding Ltd. (Sponsored ADR)	505,369	39,171,151
Prosus NV(a)	443,431	13,209,850

		67,650,508

Diversified Consumer Services – 1.7%
Service Corp. International/US	653,107	44,705,174

Hotels, Restaurants & Leisure – 6.5%
Compass Group PLC	1,223,252	33,472,251
Galaxy Entertainment Group Ltd.	3,812,000	21,350,506
InterContinental Hotels Group PLC	308,523	27,821,338
Starbucks Corp.	602,519	57,847,849
Yum China Holdings, Inc.	797,055	33,819,044

		174,310,988

Textiles, Apparel & Luxury Goods – 3.0%
Kering SA	47,817	21,178,081

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

NIKE, Inc. – Class B	553,993	$60,147,020

		81,325,101

		367,991,771

Consumer Staples – 8.1%
Beverages – 8.1%
Asahi Group Holdings Ltd.	2,025,835	75,434,778
Carlsberg AS – Class B	196,370	24,641,324
Coca-Cola Co. (The)	2,018,707	118,962,403

		219,038,505

Industrials – 7.9%
Building Products – 3.8%
Otis Worldwide Corp.	1,135,469	101,590,411

Commercial Services & Supplies – 1.2%
Republic Services, Inc.	203,789	33,606,844

Ground Transportation – 1.0%
CSX Corp.	775,172	26,875,213

Machinery – 1.3%
Deere & Co.	44,900	17,954,163
Dover Corp.	109,911	16,905,411

		34,859,574

Professional Services – 0.6%
RELX PLC (London)	411,943	16,343,352

		213,275,394

Communication Services – 5.8%
Entertainment – 2.3%
Electronic Arts, Inc.	318,117	43,521,587
Netflix, Inc.(a)	38,640	18,813,043

		62,334,630

Interactive Media & Services – 3.5%
Alphabet, Inc. – Class C(a)	669,839	94,400,410

		156,735,040

Energy – 4.5%
Energy Equipment & Services – 1.0%
Schlumberger NV	539,281	28,064,183

Oil, Gas & Consumable Fuels – 3.5%
Chevron Corp.	138,033	20,589,003

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Shell PLC		2,213,132	$72,444,857

			93,033,860

			121,098,043

Materials – 3.1%
Chemicals – 1.9%
Linde PLC		123,422	50,690,649

Metals & Mining – 1.2%
Teck Resources Ltd. – Class B		757,884	32,035,835

			82,726,484

Real Estate – 2.5%
Real Estate Management & Development – 2.5%
CBRE Group, Inc. – Class A(a)		736,087	68,522,339

Total Common Stocks (cost $2,205,193,693)			2,677,129,183

SHORT-TERM INVESTMENTS – 0.3%
Investment Companies – 0.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.27%(d)(e)(f) (cost $6,294,488)		6,294,488	6,294,488

		Principal Amount (000)
Time Deposits – 0.1%
BBH, Grand Cayman 0.55%, 01/03/2024	CHF	227	269,542
2.13%, 01/02/2024	DKK	81	12,062
Hong Kong & Shanghai Bank, Hong Kong 4.25%, 01/02/2024	HKD	2,670	341,875
Royal Bank of Canada, London 2.71%, 01/02/2024	EUR	241	266,033
4.16%, 01/02/2024	GBP	209	266,766
Royal Bank of Canada, Toronto 3.79%, 01/02/2024	CAD	418	315,825
SEB, Stockholm (1.49)%, 01/02/2024	SEK	3,320	329,157

16 | AB GLOBAL CORE EQUITY PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Principal Amount (000)	U.S. $ Value

Sumitomo, Tokyo (0.34)%, 01/04/2024	JPY	37,681	$267,241

Total Time Deposits (cost $2,068,501)			2,068,501

Total Short-Term Investments (cost $8,362,989)			8,362,989

Total Investments Before Security Lending Collateral for Securities Loaned – 99.8% (cost $2,213,556,682)			2,685,492,172

		Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.4%
Investment Companies – 0.4%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.27%(d)(e)(f) (cost $11,143,622)		11,143,622	11,143,622

Total Investments – 100.2% (cost $2,224,700,304)			2,696,635,794
Other assets less liabilities – (0.2)%			(5,891,834)

Net Assets – 100.0%			$2,690,743,960

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. This security is considered restricted, but liquid and may be resold in transactions exempt from registration. At December 31, 2023, the market value of this security amounted to $23,890,891 or 0.9% of net assets.

(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(e)	The rate shown represents the 7-day yield as of period end.

(f)	Affiliated investments.

Currency Abbreviations:

CAD – Canadian Dollar

CHF – Swiss Franc

DKK – Danish Krone

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

JPY – Japanese Yen

SEK – Swedish Krona

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

See notes to financial statements.

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 17

STATEMENT OF ASSETS & LIABILITIES

December 31, 2023 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,207,262,194)	$2,679,197,684	(a)
Affiliated issuers (cost $17,438,110—including investment of cash collateral for securities loaned of $11,143,622)	17,438,110
Foreign currencies, at value (cost $267,731)	267,803
Unaffiliated dividends receivable	6,377,410
Receivable for capital stock sold	4,507,127
Affiliated dividends receivable	25,344
Receivable from Adviser	1,849

Total assets	2,707,815,327

Liabilities
Due to Custodian	44
Payable for collateral received on securities loaned	11,143,622
Payable for capital stock redeemed	2,177,973
Payable for investment securities purchased and foreign currency transactions	1,745,398
Advisory fee payable	1,654,248
Transfer Agent fee payable	34,224
Administrative fee payable	17,281
Distribution fee payable	3,946
Directors’ fee payable	506
Accrued expenses	294,125

Total liabilities	17,071,367

Net Assets	$2,690,743,960

Composition of Net Assets
Capital stock, at par	$17,139
Additional paid-in capital	2,384,881,734
Distributable earnings	305,845,087

	$2,690,743,960

Net Asset Value Per Share—11 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$17,365,815	1,108,620	$15.66	*

C	$377,282	24,657	$15.30

Advisor	$2,673,000,863	170,256,002	$15.70

(a)	Includes securities on loan with a value of $23,499,778 (see Note E).

*	The maximum offering price per share for Class A shares was $16.36 which reflects a sales charge of 4.25%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Six Months Ended December 31, 2023 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $437,580)	$18,790,264
Affiliated issuers	151,398
Interest	26,944
Securities lending income	20,905
Other income	20,768	$19,010,279

Expenses
Advisory fee (see Note B)	9,560,570
Transfer agency—Class A	1,213
Transfer agency—Class C	38
Transfer agency—Advisor Class	169,354
Distribution fee—Class A	22,799
Distribution fee—Class C	2,034
Custody and accounting	136,849
Administrative	39,372
Registration fees	34,384
Audit and tax	33,934
Legal	30,914
Directors’ fees	24,238
Printing	10,475
Miscellaneous	32,974

Total expenses	10,099,148
Less: expenses waived and reimbursed by the Adviser (see Note B and Note E)	(5,605)

Net expenses		10,093,543

Net investment income		8,916,736

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		51,265,275
Foreign currency transactions		(133,526)
Net change in unrealized appreciation on:
Investments		88,768,662
Foreign currency denominated assets and liabilities		201,366

Net gain on investment and foreign currency transactions		140,101,777

Net Increase in Net Assets from Operations		$149,018,513

See notes to financial statements.

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 19

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended December 31, 2023 (unaudited)		Year Ended June 30, 2023
Increase (Decrease) in Net Assets from Operations
Net investment income	$8,916,736		$24,451,417
Net realized gain (loss) on investment and foreign currency transactions	51,131,749		(192,952,850)
Net change in unrealized appreciation (depreciation) on investments and foreign currency denominated assets and liabilities	88,970,028		504,826,871

Net increase in net assets from operations	149,018,513		336,325,438
Distributions to Shareholders
Class A	(134,871)		(753,919)
Class C	– 0	–	(21,744)
Advisor Class	(27,651,080)		(92,076,378)
Capital Stock Transactions
Net increase (decrease)	7,979,093		(52,165,439)

Total increase	129,211,655		191,307,958
Net Assets
Beginning of period	2,561,532,305		2,370,224,347

End of period	$2,690,743,960		$2,561,532,305

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

December 31, 2023 (unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 11 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Global Core Equity Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1, and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class T, Class 1, and Class 2 shares are not currently being offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 11 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Company’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Company’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible,

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NOTES TO FINANCIAL STATEMENTS (continued)

among other things, for making all fair value determinations relating to the Company’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

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NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor

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NOTES TO FINANCIAL STATEMENTS (continued)

inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2023:

Investments in Securities	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Information Technology	$415,902,040		$118,415,787		$	– 0	–	$534,317,827
Financials	357,806,279		168,737,594			– 0	–	526,543,873
Health Care	281,135,117		105,744,790			– 0	–	386,879,907
Consumer Discretionary	248,900,088		119,091,683			– 0	–	367,991,771
Consumer Staples	118,962,403		100,076,102			– 0	–	219,038,505
Industrials	196,932,042		16,343,352			– 0	–	213,275,394
Communication Services	156,735,040		– 0	–		– 0	–	156,735,040
Energy	48,653,186		72,444,857			– 0	–	121,098,043
Materials	82,726,484		– 0	–		– 0	–	82,726,484
Real Estate	68,522,339		– 0	–		– 0	–	68,522,339
Short-Term Investments:
Investment Companies	6,294,488		– 0	–		– 0	–	6,294,488
Time Deposits	– 0	–	2,068,501			– 0	–	2,068,501
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	11,143,622		– 0	–		– 0	–	11,143,622

Total Investments in Securities	1,993,713,128		702,922,666			– 0	–	2,696,635,794

Other Financial Instruments*	– 0	–	– 0	–		– 0	–	– 0	–

Total	$1,993,713,128		$702,922,666		$	– 0	–	$2,696,635,794

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NOTES TO FINANCIAL STATEMENTS (continued)

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily.

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NOTES TO FINANCIAL STATEMENTS (continued)

Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion of the Fund’s average daily net assets, .65% of the excess over $2.5 billion up to $5 billion, and .60% of the excess of $5 billion. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to 1.15%, 1.90% and .90% of the daily average net assets for Class A, Class C and Advisor Class shares, respectively. For the six months ended December 31, 2023, there was no such reimbursement. The Expense Caps may not be terminated by the Adviser before October 31, 2024.

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NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended December 31, 2023, the reimbursement for such services amounted to $39,372.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $102,699 for the six months ended December 31, 2023.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $113 from the sale of Class A shares and received $0 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended December 31, 2023.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2024. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended December 31, 2023, such waiver amounted to $3,709.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the six months ended December 31, 2023 is as follows:

Fund	Market Value 6/30/23 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/23 (000)	Dividend Income (000)
Government Money Market Portfolio	$6,412		$133,231	$133,349	$6,294	$151
Government Money Market Portfolio*	– 0	–	74,967	63,823	11,144	12

Total					$17,438	$163

*	Investment of cash collateral for securities lending transactions (see Note E).

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the 1940 Act. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $1,781 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended December 31, 2023, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$499,301,075		$508,468,450
U.S. government securities	– 0	–	– 0	–

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NOTES TO FINANCIAL STATEMENTS (continued)

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$562,260,010
Gross unrealized depreciation	(90,324,520)

Net unrealized appreciation	$471,935,490

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivative transactions for the six months ended December 31, 2023

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. If the Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments

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NOTES TO FINANCIAL STATEMENTS (continued)

are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the six months ended December 31, 2023 is as follows:

				Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*	Income from Borrowers	Income Earned	Advisory Fee Waived
$23,499,778	$11,143,622	$13,020,000	$9,400	$11,505	$1,896

*	As of December 31, 2023.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Six Months Ended December 31, 2023 (unaudited)		Year Ended June 30, 2023	Six Months Ended December 31, 2023 (unaudited)		Year Ended June 30, 2023

Class A
Shares sold	25,437		57,821	$379,808		$819,004

Shares issued in reinvestment of dividends and distributions	8,919		56,195	134,141		751,321

Shares converted from Class C	– 0	–	1,973	– 0	–	28,831

Shares redeemed	(261,935)		(219,921)	(3,865,249)		(3,069,001)

Net decrease	(227,579)		(103,932)	$(3,351,300)		$(1,469,845)

Class C
Shares sold	70		1,496	$994		$21,549

Shares issued in reinvestment of distributions	– 0	–	1,371	– 0	–	17,902

Shares converted to Class A	– 0	–	(2,027)	– 0	–	(28,831)

Shares redeemed	(4,288)		(29,214)	(62,377)		(408,325)

Net decrease	(4,218)		(28,374)	$(61,383)		$(397,705)

Advisor Class
Shares sold	14,314,409		28,131,421	$214,090,215		$391,353,093

Shares issued in reinvestment of dividends and distributions	1,553,251		6,700,566	23,407,488		89,786,105

Shares redeemed	(15,248,978)		(38,320,709)	(226,105,927)		(531,437,087)

Net increase (decrease)	618,682		(3,488,722)	$11,391,776		$(50,297,889)

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the market generally.

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NOTES TO FINANCIAL STATEMENTS (continued)

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

LIBOR Replacement Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that recently transitioned from the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. LIBOR’s administrator, ICE Benchmark Administration, ceased publishing most LIBOR settings (including some U.S. LIBOR settings) by the end of 2021 and the remaining (and most widely used) U.S. Dollar LIBOR settings after June 30, 2023. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will permit the use of synthetic U.S. Dollar LIBOR rates for non-U.S. contracts through September 30, 2024, but any such rates would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. There is no assurance that the composition or characteristics of SOFR or any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that the market for SOFR-linked financial instruments will have the same volume or liquidity as did the market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability. Neither the long-term effects of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

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NOTES TO FINANCIAL STATEMENTS (continued)

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended December 31, 2023.

NOTE I

Distributions to Shareholders

The tax character of distributions paid for the year ending June 30, 2024 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended June 30, 2023 and June 30, 2022 were as follows:

	2023	2022
Distributions paid from:
Ordinary income	$24,971,976	$83,979,467
Long-term capital gains	67,880,065	43,859,939

Total taxable distributions paid	$92,852,041	$127,839,406

As of June 30, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$19,060,037
Accumulated capital and other losses	(185,873,566	)(a)
Unrealized appreciation (depreciation)	351,426,054	(b)

Total accumulated earnings (deficit)	$184,612,525

(a)	As of June 30, 2023, the Fund had a net capital loss carryforward of $185,873,566.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 33

NOTES TO FINANCIAL STATEMENTS (continued)

losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2023, the Fund had a net short-term capital loss carryforward of $53,890,149 and a net long-term capital loss carryforward of $131,983,417, which may be carried forward for an indefinite period.

NOTE J

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended December 31, 2023 (unaudited)	Year Ended June 30,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 14.92	$ 13.52	$ 17.63	$ 12.83	$ 13.31	$ 12.42

Income From Investment Operations

Net investment income(a)(b)	.03	.11	.10	.12	.12	.17

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.83	1.83	(3.42)	4.77	(.16)	1.02

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.86	1.94	(3.32)	4.89	(.04)	1.19

Less: Dividends and Distributions

Dividends from net investment income	(.12)	(.01)	(.14)	(.09)	(.13)	(.12)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.53)	(.65)	– 0	–	(.31)	(.18)

Total dividends and distributions	(.12)	(.54)	(.79)	(.09)	(.44)	(.30)

Net asset value, end of period	$ 15.66	$ 14.92	$ 13.52	$ 17.63	$ 12.83	$ 13.31

Total Return

Total investment return based on net asset value(d)	5.81%	14.79%	(19.74)%	38.20%	(.48)%	9.95%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$17,366	$19,940	$19,471	$23,362	$17,101	$15,851

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.04	%(e)	1.04%	1.03%	1.05%	1.08%	1.13%

Expenses, before waivers/reimbursements	1.04	%(e)	1.04%	1.04%	1.06%	1.08%	1.13%

Net investment income(b)	.44	%(e)	.77%	.62%	.79%	.89%	1.33%

Portfolio turnover rate	20%	48%	50%	46%	52%	47%

See footnote summary on page 38.

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 35

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended December 31, 2023 (unaudited)	Year Ended June 30,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 14.52	$ 13.26	$ 17.29	$ 12.61	$ 13.10	$ 12.29

Income From Investment Operations

Net investment income (loss)(a)(b)	(.02)	(.01)	(.03)	.00	(c)	.02	.09

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.80	1.80	(3.34)	4.68	(.15)	.99

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.78	1.79	(3.37)	4.68	(.13)	1.08

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	– 0	–	(.01)	– 0	–	(.05)	(.09)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.53)	(.65)	– 0	–	(.31)	(.18)

Total dividends and distributions	– 0	–	(.53)	(.66)	– 0	–	(.36)	(.27)

Net asset value, end of period	$ 15.30	$ 14.52	$ 13.26	$ 17.29	$ 12.61	$ 13.10

Total Return

Total investment return based on net asset value(d)	5.37%	13.93%	(20.29)%	37.11%	(1.17)%	9.12%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$377	$419	$759	$1,040	$905	$553

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.79	%(e)	1.79%	1.79%	1.81%	1.84%	1.90%

Expenses, before waivers/reimbursements	1.79	%(e)	1.79%	1.79%	1.81%	1.84%	1.90%

Net investment income (loss)(b)	(.33	)%(e)	(.04)%	(.15)%	.03%	.15%	.69%

Portfolio turnover rate	20%	48%	50%	46%	52%	47%

See footnote summary on page 38.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended December 31, 2023 (unaudited)	Year Ended June 30,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 14.98	$ 13.57	$ 17.69	$ 12.87	$ 13.35	$ 12.46

Income From Investment Operations

Net investment income(a)(b)	.05	.14	.14	.17	.15	.20

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.83	1.84	(3.43)	4.77	(.15)	1.02

Contributions from Affiliates	– 0	–	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.88	1.98	(3.29)	4.94	.00	(c)	1.22

Less: Dividends and Distributions

Dividends from net investment income	(.16)	(.04)	(.18)	(.12)	(.17)	(.15)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	(.53)	(.65)	– 0	–	(.31)	(.18)

Total dividends and distributions	(.16)	(.57)	(.83)	(.12)	(.48)	(.33)

Net asset value, end of period	$ 15.70	$ 14.98	$ 13.57	$ 17.69	$ 12.87	$ 13.35

Total Return

Total investment return based on net asset value(d)	5.95%	15.13%	(19.54)%	38.54%	(.25)%	10.21%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,673,001	$2,541,173	$2,349,994	$2,478,209	$1,215,240	$789,168

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.79	%(e)	.79%	.79%	.81%	.84%	.90%

Expenses, before waivers/reimbursements	.79	%(e)	.79%	.79%	.81%	.84%	.90%

Net investment income(b)	.70	%(e)	1.04%	.86%	1.08%	1.17%	1.61%

Portfolio turnover rate	20%	48%	50%	46%	52%	47%

See footnote summary on page 38.

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 37

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $0.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)	Annualized.

See notes to financial statements.

38 | AB GLOBAL CORE EQUITY PORTFOLIO	abfunds.com

BOARD OF DIRECTORS

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1) Emilie D. Wrapp, Advisory Board Member

OFFICERS

David Dalgas(2), Vice President Klaus Ingemann(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Stephen M. Woetzel Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Investment Policy Team. Messrs. Dalgas and Ingemann are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 39

Operation and Effectiveness of the Funds’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2024, which covered the period January 1, 2023 through December 31, 2023 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Funds’ LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions

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have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 41

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Global Core Equity Portfolio (the “Fund”) at a meeting held in-person on May 2-4, 2023 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2021 and 2022 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 43

concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Advisor Class shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Advisor Class shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended February 28, 2023 (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review and their discussion with the Adviser of the reasons for the Fund’s underperformance in the periods reviewed, the directors concluded that the Fund’s investment performance was acceptable. The directors determined to continue to monitor the Fund’s performance closely.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into

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account the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to the Fund’s, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Advisor Class shares of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Advisor Class expense ratio of the Fund was based on the Fund’s latest fiscal year. The Adviser had agreed to cap the Fund’s expenses, but the directors noted that the Fund’s expense ratio was currently below the level of the Adviser’s cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 45

might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints and that the Fund’s net assets were close to a breakpoint level. Accordingly, the Fund’s current effective advisory fee rate would be reduced to the extent the net assets of the Fund increase. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

46 | AB GLOBAL CORE EQUITY PORTFOLIO	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Low Volatility Equity Portfolio1

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Short Duration High Yield Portfolio1

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Conservative Buffer ETF

Core Plus Bond ETF

Corporate Bond ETF

Disruptors ETF

High Yield ETF

Tax-Aware Intermediate Municipal ETF

Tax-Aware Long Municipal ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Large Cap Strategic Equities ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 5, 2023, International Low Volatility Equity Portfolio was named International Strategic Core Portfolio and Short Duration High Yield Portfolio was named Limited Duration High Income Portfolio.

abfunds.com	AB GLOBAL CORE EQUITY PORTFOLIO | 47

NOTES

48 | AB GLOBAL CORE EQUITY PORTFOLIO	abfunds.com

AB GLOBAL CORE EQUITY PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

GCE-0152-1223

DEC 12.31.23

SEMI-ANNUAL REPORT

AB INTERNATIONAL LOW VOLATILITY EQUITY PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB International Low Volatility Equity Portfolio (formerly known as AB International Strategic Core Portfolio) (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB INTERNATIONAL LOW VOLATILITY EQUITY PORTFOLIO | 1

SEMI-ANNUAL REPORT

February 9, 2024

This report provides management’s discussion of fund performance for the AB International Low Volatility Equity Portfolio for the semi-annual reporting period ended December 31, 2023. Prior to July 5, 2023, the Fund was named AB International Strategic Core Portfolio.

At meetings held on October 31—November 2, 2023, the Board of Directors of the Company (the “Board”) approved the reorganization of the Portfolio into a newly-created exchange-traded fund (“ETF”) (the “Conversion”), which will be managed by AllianceBernstein L.P. (the “Adviser”). Pursuant to an Agreement and Plan of Acquisition and Termination (the “Plan”), the Portfolio will be converted into an ETF (the “Acquiring Portfolio”), a newly created series of AB Active ETFs, Inc., with an identical investment objective, and identical fundamental investment policies and investment strategies as the Portfolio. The closing date of the Conversion is expected to occur on or about July 12, 2024. In connection with the Conversion, the assets and liabilities of the Portfolio will be transferred to the Acquiring Portfolio, and stockholders of the Portfolio will receive shares of the Acquiring Portfolio, equal in aggregate net asset value (“NAV”) to the NAV of their shares of the Portfolio (less cash corresponding to any fractional share amount). After the Conversion, the Portfolio will be liquidated. The Conversion does not require stockholder approval and stockholders are not being asked to vote.

The Fund’s investment objective is to seek long-term growth of capital.

NAV RETURNS AS OF DECEMBER 31, 2023 (unaudited)

	6 Months	12 Months

AB INTERNATIONAL LOW VOLATILITY EQUITY PORTFOLIO

Class A Shares	6.83%	15.29%

Class C Shares	6.57%	14.54%

Advisor Class Shares[1]	6.96%	15.55%

Class Z Shares[1]	6.96%	15.55%

MSCI EAFE Index (net)	5.88%	18.24%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

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INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Morgan Stanley Capital International Europe, Australasia and the Far East (“MSCI EAFE”) Index (net), for the six- and 12-month periods ended December 31, 2023.

All share classes of the Fund outperformed the benchmark for the six-month period, before sales charges. Overall security selection drove outperformance, relative to the benchmark. Security selection within health care and industrials contributed the most, while selection in communication services and financials detracted. Sector selection also contributed. Gains from underweights to consumer discretionary and consumer staples offset losses from underweights to materials and real estate. Country allocation (a result of bottom-up security analysis combined with fundamental research) detracted, led by an underweight to Australia; an overweight to Canada contributed.

For the 12-month period, all share classes of the Fund underperformed the benchmark. Overall security selection was negative. Security selection within financials and communication services detracted most, while selection in health care and consumer staples contributed. Sector selection was positive. Gains from an overweight to technology and an underweight to consumer staples helped offset losses from an underweight to consumer discretionary and an overweight to financials. Country selection detracted from performance. An underweight to Japan detracted most, while an underweight to the UK contributed.

The Fund used derivatives in the form of currency forwards for hedging purposes, which detracted from absolute performance for the 12-month period and added for the six-month period, and futures for investment purposes, which added to absolute performance for the 12-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks rose during the six-month period ended December 31, 2023. Global central banks—led by the US Federal Reserve—began to pause rate hikes, but equity markets continued to experience bouts of volatility as hawkish rhetoric indicated that rates would likely stay higher for longer to sustainably rein in inflation. Later in the period, stronger-than-expected third-quarter economic growth triggered a rapid rise in bond yields—especially the 10-year US Treasury note, which briefly crossed the 5% threshold for the first time in 16 years. Headwinds from higher Treasury yields, conflict in the Middle East and mixed third-quarter earnings weighed on investor sentiment globally and briefly sent all major indices into correction territory in October. Equity markets rallied sharply during November and December, as optimism rose that the US Federal Reserve would begin to cut interest rates in 2024—both earlier and more than previously anticipated. Although US mega-cap technology stocks drove returns through much of the year, the rally broadened consid-

abfunds.com	AB INTERNATIONAL LOW VOLATILITY EQUITY PORTFOLIO | 3

erably during the fourth quarter as soft-landing expectations in the US continued to be underpinned by cooling inflation and moderating economic growth. Within large-cap markets, both growth-and value-oriented stocks rose, but growth outperformed value, led by the technology sector and artificial intelligence optimism. Large-cap stocks narrowly outperformed small-cap stocks, although both rose in absolute terms.

The Fund’s Senior Investment Management Team (the “Team”) continues to look for companies that offer a combination of quality and stability at attractive prices, the three core elements that underpin the Team’s investment philosophy in good and bad times. For long-term, outcome-oriented investors, the Team believes that companies with these features are best positioned to deliver strong returns through changing environments.

INVESTMENT POLICIES

The Adviser seeks to achieve the Fund’s investment objective by investing, under normal circumstances, primarily in common stocks of non-US companies, and in companies in at least three countries other than the United States.

The Fund invests in companies that are determined by the Adviser to offer favorable long-term sustainable profitability, price stability and attractive valuations. The Adviser employs an integrated approach that combines both fundamental and quantitative research to identify attractive investment opportunities. Factors that the Adviser considers in this regard include: a company’s record and projections of profitability, accuracy and availability of information with respect to the company, success and experience of management, competitive advantage, low stock price volatility, and liquidity of the company’s securities. The Adviser compares these results to the characteristics of the general stock markets to determine the relative attractiveness of each company at a given time. The Adviser weighs economic, political and market factors in making investment decisions. The Adviser seeks to manage the Fund so that it is subject to less share price volatility than many other international mutual funds, although there can be no guarantee that the Adviser will be successful in this regard.

The Fund primarily invests in mid- and large-capitalization companies, which are currently defined for the Fund as companies that have market capitalizations of $1.5 billion or more. The Fund’s holdings of non-US companies will generally include some companies located in emerging markets.
Fluctuations in currency exchange rates can have a dramatic impact on the returns of equity securities. The Adviser may adjust the foreign currency exposure resulting from the Fund’s security positions through the use of currency-related derivatives, primarily in an effort to minimize the currency risk to which the Fund is subject. However, the Adviser is not required to use such derivatives.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI EAFE Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (net, free float-adjusted market capitalization weighted) represents the equity market performance of developed markets, excluding the US and Canada. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors. These risks may be heightened with respect to investments in emerging-market countries, where there may be an increased amount of economic, political and social instability.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Capitalization Risk: Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset,

abfunds.com	AB INTERNATIONAL LOW VOLATILITY EQUITY PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

reference rate or index, which could cause the Fund to suffer a (potentially unlimited) loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE SEMI-ANNUAL RETURNS AS OF DECEMBER 31, 2023 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	15.29%	10.40%

5 Years	5.94%	5.03%

Since Inception[1]	4.75%	4.22%

CLASS C SHARES

1 Year	14.54%	13.54%

5 Years	5.16%	5.16%

Since Inception[1]	3.98%	3.98%

ADVISOR CLASS SHARES[2]

1 Year	15.55%	15.55%

5 Years	6.20%	6.20%

Since Inception[1]	5.01%	5.01%

CLASS Z SHARES[2]

1 Year	15.55%	15.55%

Since Inception[1]	3.92%	3.92%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.01%, 1.78%, 0.76% and 0.76% for Class A, Class C, Advisor Class and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements reduced the Fund’s total annual operating expense ratios (excluding acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) to 1.74% for Class C shares. These waivers/reimbursements may not be terminated before October 31, 2024, and may be extended by the Adviser for one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception dates: 7/29/2015 for all share classes except Class Z; 11/20/2019 for Class Z shares.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2023 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	10.40%

5 Years	5.03%

Since Inception[1]	4.22%

CLASS C SHARES

1 Year	13.54%

5 Years	5.16%

Since Inception[1]	3.98%

ADVISOR CLASS SHARES[2]

1 Year	15.55%

5 Years	6.20%

Since Inception[1]	5.01%

CLASS Z SHARES[2]

1 Year	15.55%

Since Inception[1]	3.92%

1	Inception dates: 7/29/2015 for all share classes except Class Z; 11/20/2019 for Class Z shares.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB INTERNATIONAL LOW VOLATILITY EQUITY PORTFOLIO | 9

EXPENSE EXAMPLE (continued)

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,068.30	$5.20	1.00%
Hypothetical**	$1,000	$1,020.11	$5.08	1.00%
Class C
Actual	$1,000	$1,065.70	$7.89	1.52%
Hypothetical**	$1,000	$1,017.50	$7.71	1.52%
Advisor Class
Actual	$1,000	$1,069.60	$3.90	0.75%
Hypothetical**	$1,000	$1,021.37	$3.81	0.75%
Class Z
Actual	$1,000	$1,069.60	$3.90	0.75%
Hypothetical**	$1,000	$1,021.37	$3.81	0.75%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

December 31, 2023 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $716.9

1

The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 2.3% or less in the following: Australia, Austria, Belgium, Israel, Norway, Portugal, Spain and Taiwan

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

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PORTFOLIO SUMMARY (continued)

December 31, 2023 (unaudited)

TEN LARGEST HOLDINGS1

Company	U.S. $ Value	Percent of Net Assets

Novo Nordisk A/S – Class B	$25,483,634	3.6%

Shell PLC	23,237,962	3.2

Constellation Software, Inc./Canada	21,585,269	3.0

Wolters Kluwer NV	19,999,535	2.8

RELX PLC (London)	17,605,297	2.5

Sanofi	16,323,765	2.3

Oversea-Chinese Banking Corp., Ltd.	14,570,004	2.0

Sumitomo Mitsui Financial Group, Inc.	14,417,912	2.0

Schneider Electric SE	13,358,475	1.9

Royal Bank of Canada	12,907,000	1.8

	$179,488,853	25.1%

1	Long-term investments.

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PORTFOLIO OF INVESTMENTS

December 31, 2023 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.0%
Financials – 21.8%
Banks – 11.4%
Bank Leumi Le-Israel BM	672,169	$5,409,500
DBS Group Holdings Ltd.	353,000	8,926,958
KBC Group NV	60,236	3,909,276
Mitsubishi UFJ Financial Group, Inc.	743,200	6,378,244
Nordea Bank Abp	890,613	11,111,389
Oversea-Chinese Banking Corp., Ltd.	1,480,780	14,570,004
Royal Bank of Canada	127,630	12,907,000
Sumitomo Mitsui Financial Group, Inc.	296,300	14,417,912
Toronto-Dominion Bank (The)	56,675	3,662,136

		81,292,419

Capital Markets – 3.4%
Euronext NV(a)	76,395	6,639,231
IG Group Holdings PLC	376,073	3,665,398
London Stock Exchange Group PLC	76,800	9,078,647
Singapore Exchange Ltd.	686,500	5,107,141

		24,490,417

Insurance – 7.0%
AIA Group Ltd.	565,000	4,917,129
AXA SA	325,615	10,633,432
Medibank Pvt Ltd.	2,508,062	6,088,997
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (REG)	26,528	11,004,180
NN Group NV	172,715	6,825,846
Sampo Oyj	248,788	10,899,978

		50,369,562

		156,152,398

Industrials – 20.1%
Aerospace & Defense – 2.1%
BAE Systems PLC	727,678	10,300,273
Safran SA	29,236	5,154,611

		15,454,884

Commercial Services & Supplies – 0.6%
Secom Co., Ltd.	60,200	4,330,804

Construction & Engineering – 1.9%
INFRONEER Holdings, Inc.	783,500	7,785,720
Stantec, Inc.	77,248	6,201,760

		13,987,480

Electrical Equipment – 3.5%
Prysmian SpA	251,977	11,486,387
Schneider Electric SE	66,359	13,358,475

		24,844,862

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Ground Transportation – 1.1%
Canadian National Railway Co.	64,608	$8,120,797

Industrial Conglomerates – 0.8%
Siemens AG (REG)	29,332	5,502,956

Machinery – 0.6%
ANDRITZ AG	66,890	4,161,425

Marine Transportation – 1.5%
Kuehne & Nagel International AG (REG)	30,453	10,509,238

Professional Services – 8.0%
Experian PLC	259,914	10,603,279
MEITEC Group Holdings, Inc.	448,400	8,971,737
RELX PLC (London)	443,751	17,605,297
Wolters Kluwer NV	140,575	19,999,535

		57,179,848

		144,092,294

Information Technology – 13.4%
IT Services – 4.4%
Amdocs Ltd.	96,282	8,462,225
BIPROGY, Inc.	235,800	7,371,303
CGI, Inc.(b)	48,199	5,163,464
Nomura Research Institute Ltd.	298,700	8,675,063
Otsuka Corp.	46,900	1,930,168

		31,602,223

Semiconductors & Semiconductor Equipment – 2.3%
ASML Holding NV	11,479	8,665,352
Taiwan Semiconductor Manufacturing Co., Ltd.	400,000	7,668,621

		16,333,973

Software – 5.1%
Constellation Software, Inc./Canada	8,706	21,585,269
Nice Ltd.(b)	25,340	5,039,588
SAP SE	65,171	10,031,225

		36,656,082

Technology Hardware, Storage & Peripherals – 1.6%
Logitech International SA (REG)	124,000	11,790,960

		96,383,238

Health Care – 12.0%
Health Care Providers & Services – 2.1%
Fresenius SE & Co. KGaA	302,658	9,381,050
Galenica AG(a)	66,061	5,714,557

		15,095,607

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Pharmaceuticals – 9.9%
Chugai Pharmaceutical Co., Ltd.	204,300	$7,718,118
Novartis AG (REG)	96,354	9,732,764
Novo Nordisk A/S – Class B	245,907	25,483,634
Roche Holding AG (Genusschein)	39,487	11,478,617
Sanofi	164,268	16,323,765

		70,736,898

		85,832,505

Consumer Discretionary – 7.6%
Automobiles – 1.7%
Honda Motor Co., Ltd.	1,174,600	12,116,255

Hotels, Restaurants & Leisure – 2.4%
Amadeus IT Group SA	74,785	5,371,175
Booking Holdings, Inc.(b)	1,090	3,866,470
Compass Group PLC	307,849	8,423,774

		17,661,419

Leisure Products – 0.7%
Bandai Namco Holdings, Inc.	242,200	4,843,575

Specialty Retail – 1.6%
Industria de Diseno Textil SA	91,240	3,981,171
ZOZO, Inc.	326,600	7,371,080

		11,352,251

Textiles, Apparel & Luxury Goods – 1.2%
LVMH Moet Hennessy Louis Vuitton SE	10,635	8,641,332

		54,614,832

Consumer Staples – 7.5%
Beverages – 0.6%
Heineken NV	42,548	4,322,854

Consumer Staples Distribution & Retail – 4.8%
Jeronimo Martins SGPS SA	232,150	5,908,340
Koninklijke Ahold Delhaize NV	378,006	10,875,782
Lawson, Inc.	171,700	8,868,731
Loblaw Cos., Ltd.	87,424	8,463,644

		34,116,497

Food Products – 0.8%
Nestle SA (REG)	52,637	6,101,675

Tobacco – 1.3%
Philip Morris International, Inc.	100,070	9,414,585

		53,955,611

abfunds.com	AB INTERNATIONAL LOW VOLATILITY EQUITY PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Communication Services – 7.2%
Diversified Telecommunication Services – 3.6%
BCE, Inc.	181,394	$7,141,863
Deutsche Telekom AG (REG)	257,431	6,189,491
HKT Trust & HKT Ltd. – Class SS	6,669,000	7,962,308
Telstra Group Ltd.	1,758,431	4,751,775

		26,045,437

Entertainment – 1.2%
GungHo Online Entertainment, Inc.	352,000	5,860,054
Ubisoft Entertainment SA(b)	99,779	2,550,624

		8,410,678

Interactive Media & Services – 1.3%
Auto Trader Group PLC	636,404	5,846,420
Kakaku.com, Inc.	268,300	3,314,971

		9,161,391

Media – 1.1%
Informa PLC	838,987	8,344,904

		51,962,410

Energy – 4.8%
Oil, Gas & Consumable Fuels – 4.8%
Equinor ASA	343,310	10,880,170
Shell PLC	709,901	23,237,962

		34,118,132

Utilities – 1.4%
Electric Utilities – 1.4%
EDP – Energias de Portugal SA	589,661	2,967,765
Enel SpA	980,823	7,297,140

		10,264,905

Materials – 1.4%
Metals & Mining – 1.4%
Endeavour Mining PLC	174,530	3,905,319
Rio Tinto Ltd.	62,407	5,778,751

		9,684,070

Real Estate – 0.8%
Retail REITs – 0.8%
Link REIT	1,032,134	5,795,489

Total Common Stocks (cost $581,065,735)		702,855,884

WARRANTS – 0.0%
Information Technology – 0.0%
Software – 0.0%
Constellation Software, Inc., expiring 03/31/2040(b)(c)(d) (cost $0)	9,807	– 0	–

16 | AB INTERNATIONAL LOW VOLATILITY EQUITY PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 1.2%
Investment Companies – 1.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.27%(e)(f)(g) (cost $8,229,865)	8,229,865	$8,229,865

Total Investments – 99.2% (cost $589,295,600)		711,085,749
Other assets less liabilities – 0.8%		5,814,869

Net Assets – 100.0%		$716,900,618

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
Australia and New Zealand Banking Group Ltd.	EUR	2,332	USD	2,463	01/10/2024	$(111,869)
Bank of America, NA	EUR	952	USD	1,029	01/10/2024	(22,508)
Bank of America, NA	USD	1,368	EUR	1,287	01/10/2024	52,736
Bank of America, NA	USD	41,446	JPY	6,118,083	01/12/2024	2,007,124
Bank of America, NA	SGD	26,445	USD	19,631	01/18/2024	(421,966)
Bank of America, NA	NOK	65,903	USD	6,078	02/16/2024	(416,014)
Barclays Bank PLC	CAD	2,972	USD	2,179	01/10/2024	(64,242)
Barclays Bank PLC	EUR	2,995	USD	3,244	01/10/2024	(63,207)
Barclays Bank PLC	JPY	284,366	USD	1,916	01/12/2024	(103,527)
Barclays Bank PLC	USD	3,023	JPY	451,636	01/12/2024	184,298
Barclays Bank PLC	USD	27,109	AUD	41,620	01/25/2024	1,274,829
Barclays Bank PLC	USD	11,490	SEK	119,678	02/16/2024	397,046
BNP Paribas SA	USD	1,053	CAD	1,404	01/10/2024	6,479
BNP Paribas SA	USD	1,344	EUR	1,233	01/10/2024	17,068
BNP Paribas SA	JPY	378,511	USD	2,667	01/12/2024	(21,627)
BNP Paribas SA	USD	1,746	AUD	2,603	01/25/2024	29,310
Brown Brothers Harriman & Co.	CAD	7,998	USD	5,870	01/10/2024	(166,994)
Brown Brothers Harriman & Co.	EUR	913	USD	981	01/10/2024	(27,312)
Brown Brothers Harriman & Co.	USD	13,336	EUR	12,531	01/10/2024	501,469
Brown Brothers Harriman & Co.	JPY	730,148	USD	4,921	01/12/2024	(264,886)
Brown Brothers Harriman & Co.	USD	6,754	JPY	987,539	01/12/2024	259,603
Brown Brothers Harriman & Co.	USD	1,034	SGD	1,375	01/18/2024	8,627
Brown Brothers Harriman & Co.	GBP	2,446	USD	3,072	01/25/2024	(46,681)
Brown Brothers Harriman & Co.	CHF	883	USD	1,005	02/15/2024	(49,721)
Brown Brothers Harriman & Co.	USD	2,562	CHF	2,221	02/15/2024	91,256
Brown Brothers Harriman & Co.	SEK	14,413	USD	1,379	02/16/2024	(52,109)
Brown Brothers Harriman & Co.	USD	1,051	NOK	10,785	02/16/2024	11,776
Citibank, NA	EUR	2,505	USD	2,696	01/10/2024	(70,362)
Citibank, NA	JPY	151,518	USD	1,050	01/12/2024	(26,525)
Citibank, NA	USD	2,550	JPY	359,494	01/12/2024	3,475
Citibank, NA	CHF	904	USD	1,048	02/15/2024	(31,496)
Citibank, NA	USD	13,178	CHF	11,613	02/15/2024	693,270
Citibank, NA	TWD	163,548	USD	5,248	02/26/2024	(154,289)
Deutsche Bank AG	USD	1,792	EUR	1,658	01/10/2024	38,483
Deutsche Bank AG	USD	1,381	AUD	2,093	01/25/2024	46,711
Goldman Sachs Bank USA	EUR	1,345	USD	1,439	01/10/2024	(46,192)
Goldman Sachs Bank USA	USD	1,509	JPY	223,216	01/12/2024	76,439
Goldman Sachs Bank USA	USD	3,417	AUD	5,304	01/25/2024	200,407

abfunds.com	AB INTERNATIONAL LOW VOLATILITY EQUITY PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
HSBC Bank USA	USD	5,810	JPY	867,641	01/12/2024	$352,517
HSBC Bank USA	ILS	17,288	USD	4,357	01/17/2024	(418,997)
JPMorgan Chase Bank, NA	CAD	2,547	USD	1,839	01/10/2024	(83,882)
JPMorgan Chase Bank, NA	USD	1,560	EUR	1,414	01/10/2024	913
JPMorgan Chase Bank, NA	JPY	738,431	USD	5,033	01/12/2024	(211,794)
JPMorgan Chase Bank, NA	AUD	1,537	USD	1,005	01/25/2024	(42,893)
Morgan Stanley Capital Services LLC	EUR	3,500	USD	3,758	01/10/2024	(107,201)
Morgan Stanley Capital Services LLC	USD	19,450	EUR	18,264	01/10/2024	718,317
Morgan Stanley Capital Services LLC	JPY	898,305	USD	6,066	01/12/2024	(314,180)
Morgan Stanley Capital Services LLC	USD	1,988	JPY	284,980	01/12/2024	36,171
Morgan Stanley Capital Services LLC	USD	2,348	AUD	3,523	01/25/2024	55,068
Morgan Stanley Capital Services LLC	USD	3,039	GBP	2,446	01/25/2024	79,143
Standard Chartered Bank	AUD	1,572	USD	1,034	01/25/2024	(38,200)
UBS AG	CAD	81,847	USD	59,468	01/10/2024	(2,308,319)
UBS AG	USD	2,186	EUR	2,013	01/10/2024	36,712
UBS AG	JPY	151,206	USD	1,037	01/12/2024	(36,679)
UBS AG	USD	5,200	JPY	768,002	01/12/2024	254,232

						$1,709,807

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At December 31, 2023, the aggregate market value of these securities amounted to $12,353,788 or 1.7% of net assets.

(b)	Non-income producing security.

(c)	Fair valued by the Adviser.

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(f)	The rate shown represents the 7-day yield as of period end.

(g)	Affiliated investments.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

CHF – Swiss Franc

EUR – Euro

GBP – Great British Pound

ILS – Israeli Shekel

JPY – Japanese Yen

NOK – Norwegian Krone

SEK – Swedish Krona

SGD – Singapore Dollar

TWD – New Taiwan Dollar

USD – United States Dollar

Glossary:

REG – Registered Shares

REIT – Real Estate Investment Trust

See notes to financial statements.

18 | AB INTERNATIONAL LOW VOLATILITY EQUITY PORTFOLIO	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

December 31, 2023 (unaudited)

Assets
Investments in securities, at value Unaffiliated issuers (cost $581,065,735)	$702,855,884
Affiliated issuers (cost $8,229,865)	8,229,865
Foreign currencies, at value (cost $1,062,395)	1,081,505
Unrealized appreciation on forward currency exchange contracts	7,433,479
Unaffiliated dividends receivable	3,612,160
Receivable for investment securities sold	1,190,266
Receivable for capital stock sold	733,766
Affiliated dividends receivable	34,042
Receivable from Adviser	7,486

Total assets	725,178,453

Liabilities
Unrealized depreciation on forward currency exchange contracts	5,723,672
Payable for capital stock redeemed	1,973,109
Advisory fee payable	386,431
Administrative fee payable	19,350
Transfer Agent fee payable	10,216
Payable for investment securities purchased and foreign currency transactions	2,762
Distribution fee payable	1,382
Directors’ fee payable	92
Accrued expenses	160,821

Total liabilities	8,277,835

Net Assets	$716,900,618

Composition of Net Assets
Capital stock, at par	$5,367
Additional paid-in capital	622,561,406
Distributable earnings	94,333,845

$716,900,618

Net Asset Value Per Share—11 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$5,935,867	447,801	$13.26	*

C	$242,069	18,665	$12.97

Advisor	$710,662,949	53,194,795	$13.36

Z	$59,733	4,473	$13.36

*	The maximum offering price per share for Class A shares was $13.85, which reflects a sales charge of 4.25%.

See notes to financial statements.

abfunds.com	AB INTERNATIONAL LOW VOLATILITY EQUITY PORTFOLIO | 19

STATEMENT OF OPERATIONS

Six Months Ended December 31, 2023 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $667,408)	$6,643,312
Affiliated issuers	277,223
Securities lending income	59,973
Other income	4,375	$6,984,883

Expenses
Advisory fee (see Note B)	2,200,843
Transfer agency—Class A	469
Transfer agency—Class C	41
Transfer agency—Advisor Class	55,826
Transfer agency—Class Z	6
Distribution fee—Class A	7,053
Distribution fee—Class C	1,147
Custody and accounting	95,223
Registration fees	50,321
Administrative	46,236
Legal	38,056
Audit and tax	34,657
Printing	13,735
Directors’ fees	12,648
Miscellaneous	15,803

Total expenses	2,572,064
Less: expenses waived and reimbursed by the Adviser (see Note B and Note E)	(31,939)

Less: expenses waived and reimbursed by the Distributor (see Note C)	(287)

Net expenses		2,539,838

Net investment income		4,445,045

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		2,701,526
Forward currency exchange contracts		(3,163,281)
Foreign currency transactions		102,252
Net change in unrealized appreciation on:
Investments		37,547,199
Forward currency exchange contracts		5,009,922
Foreign currency denominated assets and liabilities		112,643

Net gain on investment and foreign currency transactions		42,310,261

Net Increase in Net Assets from Operations		$46,755,306

See notes to financial statements.

20 | AB INTERNATIONAL LOW VOLATILITY EQUITY PORTFOLIO	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended December 31, 2023 (unaudited)	Year Ended June 30, 2023
Increase (Decrease) in Net Assets from Operations
Net investment income	$4,445,045	$15,707,147
Net realized loss on investment and foreign currency transactions	(359,503)	(12,582,047)
Net change in unrealized appreciation on investments and foreign currency denominated assets and liabilities	42,669,764	68,432,393

Net increase in net assets from operations	46,755,306	71,557,493
Distributions to Shareholders
Class A	(118,125)	– 0	–
Class C	(3,388)	– 0	–
Advisor Class	(15,606,346)	– 0	–
Class Z	(1,296)	– 0	–
Capital Stock Transactions
Net increase	4,304,613	19,439,174

Total increase	35,330,764	90,996,667
Net Assets
Beginning of period	681,569,854	590,573,187

End of period	$716,900,618	$681,569,854

See notes to financial statements.

abfunds.com	AB INTERNATIONAL LOW VOLATILITY EQUITY PORTFOLIO | 21

NOTES TO FINANCIAL STATEMENTS

December 31, 2023 (unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 11 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB International Low Volatility Equity Portfolio (the “Fund”) (formerly known as AB International Strategic Core Portfolio), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1, and Class 2 shares. Class B, Class R, Class K, Class I, Class T, Class 1, and Class 2 shares are not currently being offered. At a meeting held on October 31—November 2, 2023, the Company’s Board of Directors (the “Board”) approved the reorganization of the Fund into a newly-created exchange-traded fund which will be managed by the Adviser with an identical investment objective, and identical fundamental investment policies and investment strategies as the Fund. The closing date of the conversion is expected to occur on or about July 12, 2024. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 11 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are

22 | AB INTERNATIONAL LOW VOLATILITY EQUITY PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Board. Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Company’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Company’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or

abfunds.com	AB INTERNATIONAL LOW VOLATILITY EQUITY PORTFOLIO | 23

NOTES TO FINANCIAL STATEMENTS (continued)

counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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NOTES TO FINANCIAL STATEMENTS (continued)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2023:

Investments in Securities	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$16,569,136		$139,583,262		$	– 0	–	$156,152,398
Industrials	24,622,830		119,469,464			– 0	–	144,092,294
Information Technology	35,210,958		61,172,280			– 0	–	96,383,238
Health Care	– 0	–	85,832,505			– 0	–	85,832,505
Consumer Discretionary	3,866,470		50,748,362			– 0	–	54,614,832
Consumer Staples	26,746,960		27,208,651			– 0	–	53,955,611
Communication Services	7,141,863		44,820,547			– 0	–	51,962,410
Energy	– 0	–	34,118,132			– 0	–	34,118,132
Utilities	– 0	–	10,264,905			– 0	–	10,264,905
Materials	– 0	–	9,684,070			– 0	–	9,684,070
Real Estate	– 0	–	5,795,489			– 0	–	5,795,489
Warrants	– 0	–	– 0	–		0	#	– 0	–
Short-Term Investments:
Short-Term Investments	8,229,865		– 0	–		– 0	–	8,229,865

Total Investments in Securities	122,388,082		588,697,667	†		0	#	711,085,749

abfunds.com	AB INTERNATIONAL LOW VOLATILITY EQUITY PORTFOLIO | 25

NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities	Level 1			Level 2	Level 3			Total
Other Financial Instruments*:
Assets
Forward Currency Exchange Contracts	$	– 0	–	$7,433,479	$	– 0	–	$7,433,479
Liabilities
Forward Currency Exchange Contracts		– 0	–	(5,723,672)		– 0	–	(5,723,672)

Total		$122,388,082		$590,407,474		$0	#	$712,795,556

#	The Fund held securities with zero market value at period end.

†

A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital

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NOTES TO FINANCIAL STATEMENTS (continued)

gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .65% of the first $2.5 billion,

abfunds.com	AB INTERNATIONAL LOW VOLATILITY EQUITY PORTFOLIO | 27

NOTES TO FINANCIAL STATEMENTS (continued)

.55% of the excess of $2.5 billion up to $5 billion and .50% of the excess over $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to 1.00%, 1.75%, .75% and .75% of the daily average net assets for Class A, Class C, Advisor Class and Class Z shares, respectively. For the six months ended December 31, 2023, such reimbursements/waivers amounted to $24,102. The Expense Caps may not be terminated by the Adviser before October 31, 2024.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended December 31, 2023, the reimbursement for such services amounted to $46,236.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $35,622 for the six months ended December 31, 2023.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $23 from the sale of Class A shares and received $1 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended December 31, 2023.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive ..10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Fund in Government Money Market Portfolio, the

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NOTES TO FINANCIAL STATEMENTS (continued)

Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended December 31, 2023, such waiver amounted to $6,792.

A summary of the Fund’s transactions in AB mutual funds for the six months ended December 31, 2023 is as follows:

Fund	Market Value 6/30/23 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/23 (000)		Dividend Income (000)
Government Money Market Portfolio	$16,958	$73,664	$82,392	$8,230		$277
Government Money Market Portfolio*	8,781	66,861	75,642	– 0	–	15

Total				$8,230		$292

*	Investment of cash collateral for securities lending transactions (see Note E).

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the 1940 Act. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class and Class Z shares. As of May 1, 2023, with respect to Class C, payments to the Distributor are voluntarily being limited to .75% of the average net assets attributable to Class C. For the six months ended December 31, 2023, such waiver amounted to $287. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $999 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended December 31, 2023, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$134,841,655		$135,047,716
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$147,082,713
Gross unrealized depreciation	(23,582,757)

Net unrealized appreciation	$123,499,956

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal type of derivative utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended December 31, 2023, the Fund held forward currency exchange contracts for hedging purposes.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the six months ended December 31, 2023, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$7,433,479	Unrealized depreciation on forward currency exchange contracts	$5,723,672

Total		$7,433,479		$5,723,672

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain/(loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) on forward currency exchange contracts	$(3,163,281)	$5,009,922

Total		$(3,163,281)	$5,009,922

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended December 31, 2023:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$159,503,552
Average principal amount of sale contracts	$134,951,844

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of December 31, 2023. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*	Net Amount of Derivative Assets
Bank of America, NA	$2,059,860	$(860,488)	$	– 0	–	$	– 0	–	$1,199,372
Barclays Bank PLC	1,856,173	(230,976)	– 0	–	– 0	–	1,625,197
BNP Paribas SA	52,857	(21,627)	– 0	–	– 0	–	31,230
Brown Brothers Harriman & Co.	872,731	(607,703)	– 0	–	– 0	–	265,028
Citibank, NA	696,745	(282,672)	– 0	–	– 0	–	414,073
Deutsche Bank AG	85,194	– 0	–	– 0	–	– 0	–	85,194
Goldman Sachs Bank USA	276,846	(46,192)	– 0	–	– 0	–	230,654
HSBC Bank USA	352,517	(352,517)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank, NA	913	(913)	– 0	–	– 0	–	– 0	–
Morgan Stanley Capital Services LLC	888,699	(421,381)	– 0	–	– 0	–	467,318
UBS AG	290,944	(290,944)	– 0	–	– 0	–	– 0	–

Total	$7,433,479	$(3,115,413)	$	– 0	–	$	– 0	–	$4,318,066	^

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NOTES TO FINANCIAL STATEMENTS (continued)

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset	Cash Collateral Pledged*	Security Collateral Pledged*	Net Amount of Derivative Liabilities
Australia and New Zealand Banking Group Ltd.	$111,869	$	– 0	–	$	– 0	–	$	– 0	–	$111,869
Bank of America, NA	860,488	(860,488)	– 0	–	– 0	–	– 0	–
Barclays Bank PLC	230,976	(230,976)	– 0	–	– 0	–	– 0	–
BNP Paribas SA	21,627	(21,627)	– 0	–	– 0	–	– 0	–
Brown Brothers Harriman & Co.	607,703	(607,703)	– 0	–	– 0	–	– 0	–
Citibank, NA	282,672	(282,672)	– 0	–	– 0	–	– 0	–
Goldman Sachs Bank USA	46,192	(46,192)	– 0	–	– 0	–	– 0	–
HSBC Bank USA	418,997	(352,517)	– 0	–	– 0	–	66,480
JPMorgan Chase Bank, NA	338,569	(913)	– 0	–	– 0	–	337,656
Morgan Stanley Capital Services LLC	421,381	(421,381)	– 0	–	– 0	–	– 0	–
Standard Chartered Bank	38,200	– 0	–	– 0	–	– 0	–	38,200
UBS AG	2,344,998	(290,944)	– 0	–	– 0	–	2,054,054

Total	$5,723,672	$(3,115,413)	$	– 0	–	$	– 0	–	$2,608,259	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

^

Net amount represents the net receivable (payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. If the Fund cannot sell or repledge any

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NOTES TO FINANCIAL STATEMENTS (continued)

non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions surrounding securities lending for the six months ended December 31, 2023 is as follows:

										Government Money Market Portfolio
Market Value of Securities on Loan*			Cash Collateral*			Market Value of Non-Cash Collateral*			Income from Borrowers	Income Earned	Advisory Fee Waived
$	– 0	–	$	– 0	–	$	– 0	–	$44,730	$15,243	$1,045

*	As of December 31, 2023.

NOTE F

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

Shares	Amount
Six Months Ended December 31, 2023 (unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (unaudited)	Year Ended June 30, 2023

Class A
Shares sold	13,047	160,426	$161,406	$1,852,793

Shares issued in reinvestment of dividends	3,302	– 0	–	42,139	– 0	–

Shares converted from Class C	241	436	2,977	5,539

Shares redeemed	(21,984)	(241,254)	(275,973)	(2,683,208)

Net decrease	(5,394)	(80,392)	$(69,451)	$(824,876)

Class C
Shares sold	– 0	–	4,521	$	– 0	–	$50,199

Shares issued in reinvestment of dividends	271	– 0	–	3,387	– 0	–

Shares converted to Class A	(248)	(447)	(2,977)	(5,539)

Shares redeemed	(231)	(7,239)	(2,767)	(84,062)

Net decrease	(208)	(3,165)	$(2,357)	$(39,402)

Advisor Class
Shares sold	4,217,697	12,082,903	$53,388,326	$141,898,529

Shares issued in reinvestment of dividends	953,819	– 0	–	12,266,118	– 0	–

Shares redeemed	(4,834,352)	(10,326,401)	(61,281,694)	(121,633,519)

Net increase	337,164	1,756,502	$4,372,750	$20,265,010

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares			Amount
	Six Months Ended December 31, 2023 (unaudited)	Year Ended June 30, 2023		Six Months Ended December 31, 2023 (unaudited)	Year Ended June 30, 2023

Class Z
Shares sold	312	3,060		$3,976	$38,930

Shares issued in reinvestment of dividends	82	– 0	–	1,049	– 0	–

Shares redeemed	(106)	(40)		(1,354)	(488)

Net increase	288	3,020		$3,671	$38,442

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the market generally.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors. These risks may be heightened with respect to investments in emerging market countries, where there may be an increased amount of economic, political and social instability.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Capitalization Risk—Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also

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NOTES TO FINANCIAL STATEMENTS (continued)

subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

LIBOR Replacement Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that recently transitioned from the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. LIBOR’s administrator, ICE Benchmark Administration, ceased publishing most LIBOR settings (including some U.S. LIBOR settings) by the end of 2021 and the remaining (and most widely used) U.S. Dollar LIBOR settings after June 30, 2023. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will permit the use of synthetic U.S. Dollar LIBOR rates for non-U.S. contracts through September 30, 2024, but any such rates would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. There is no assurance that the composition or characteristics of SOFR or any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that the market for SOFR-linked financial instruments will have the same volume or liquidity as did the market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability. Neither the long-term effects of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended December 31, 2023.

NOTE I

Distributions to Shareholders

The tax character of distributions paid for the year ending June 30, 2024 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended June 30, 2023 and June 30, 2022 were as follows:

	2023			2022
Distributions paid from:
Ordinary income	$	– 0	–	$3,484,498

Total taxable distributions paid	$	– 0	–	$3,484,498

As of June 30, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$11,213,851
Accumulated capital and other losses	(27,544,068	)(a)
Unrealized appreciation (depreciation)	79,637,911	(b)

Total accumulated earnings (deficit)	$63,307,694

(a)	As of June 30, 2023, the Fund had a net capital loss carryforward of $27,544,068.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains (losses) on certain derivative instruments, the tax treatment of passive foreign investment companies (PFICs), and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2023, the Fund had a net short-term capital loss carryforward of $27,544,068, which may be carried forward for an indefinite period.

NOTE J

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848)—Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is

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NOTES TO FINANCIAL STATEMENTS (continued)

an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended December 31, 2023 (unaudited)	Year Ended June 30,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 12.67	$ 11.36	$ 13.36	$ 11.05	$ 11.70	$ 12.04

Income From Investment Operations

Net investment income(a)(b)	.07	.26	.21	.17	.25	.27

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.79	1.05	(2.18)	2.33	(.74)	(.33)

Net increase (decrease) in net asset value from operations	.86	1.31	(1.97)	2.50	(.49)	(.06)

Less: Dividends and Distributions

Dividends from net investment income	(.27)	– 0	–	(.03)	(.19)	(.16)	(.16)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.12)

Total dividends and distributions	(.27)	– 0	–	(.03)	(.19)	(.16)	(.28)

Net asset value, end of period	$ 13.26	$ 12.67	$ 11.36	$ 13.36	$ 11.05	$ 11.70

Total Return

Total investment return based on net asset value(c)	6.83%	11.53%	(14.79)%	22.81%	(4.33)%	(.28)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$5,936	$5,741	$6,062	$11,136	$9,439	$1,344

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements	1.00	%(d)	1.00%	.99%	1.04%	1.19%	1.20%

Expenses, before waivers/ reimbursements	1.01	%(d)	1.01%	.99%	1.04%	1.27%	1.51%

Net investment income(b)	1.07	%(d)	2.19%	1.55%	1.39%	2.31%	2.38%

Portfolio turnover rate	20%	42%	35%	35%	39%	51%

See footnote summary on page 43.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended December 31, 2023 (unaudited)	Year Ended June 30,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 12.35	$ 11.16	$ 13.20	$ 10.91	$ 11.60	$ 11.95

Income From Investment Operations

Net investment income(a)(b)	.03	.16	.14	.09	.06	.18

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.77	1.03	(2.18)	2.29	(.63)	(.32)

Net increase (decrease) in net asset value from operations	.80	1.19	(2.04)	2.38	(.57)	(.14)

Less: Dividends and Distributions

Dividends from net investment income	(.18)	– 0	–	– 0	–	(.09)	(.12)	(.09)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.12)

Total dividends and distributions	(.18)	– 0	–	– 0	–	(.09)	(.12)	(.21)

Net asset value, end of period	$ 12.97	$ 12.35	$ 11.16	$ 13.20	$ 10.91	$ 11.60

Total Return

Total investment return based on net asset value(c)	6.57%	10.66%	(15.45)%	21.89%	(5.01)%	(1.00)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$242	$233	$246	$292	$190	$218

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements	1.52	%(d)	1.74%	1.75%	1.79%	1.95%	1.95%

Expenses, before waivers/ reimbursements	1.78	%(d)	1.78%	1.76%	1.81%	2.00%	2.28%

Net investment income(b)	.54	%(d)	1.38%	1.06%	.73%	.55%	1.56%

Portfolio turnover rate	20%	42%	35%	35%	39%	51%

See footnote summary on page 43.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended December 31, 2023 (unaudited)	Year Ended June 30,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 12.78	$ 11.43	$ 13.46	$ 11.10	$ 11.74	$ 12.06

Income From Investment Operations

Net investment income(a)(b)	.08	.30	.26	.21	.20	.32

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.80	1.05	(2.22)	2.35	(.67)	(.34)

Net increase (decrease) in net asset value from operations	.88	1.35	(1.96)	2.56	(.47)	(.02)

Less: Dividends and Distributions

Dividends from net investment income	(.30)	– 0	–	(.07)	(.20)	(.17)	(.18)

Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	(.12)

Total dividends and distributions	(.30)	– 0	–	(.07)	(.20)	(.17)	(.30)

Net asset value, end of period	$ 13.36	$ 12.78	$ 11.43	$ 13.46	$ 11.10	$ 11.74

Total Return

Total investment return based on net asset value(c)	6.96%	11.81%	(14.66)%	23.26%	(4.14)%	.06%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$710,663	$675,542	$584,252	$656,592	$436,143	$201,875

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements	.75	%(d)	.75%	.74%	.78%	.95%	.95%

Expenses, before waivers/ reimbursements	.76	%(d)	.76%	.75%	.79%	.99%	1.26%

Net investment income(b)	1.32	%(d)	2.51%	1.96%	1.70%	1.74%	2.80%

Portfolio turnover rate	20%	42%	35%	35%	39%	51%

See footnote summary on page 43.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Six Months Ended December 31, 2023 (unaudited)		Year Ended June 30,				November 20, 2019(e) to June 30, 2020
			2023		2022	2021

Net asset value, beginning of period	$ 12.78		$ 11.43		$ 13.45	$ 11.10	$ 12.09

Income From Investment Operations

Net investment income(a)(b)	.08		.40		.26	.16	.12

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.80		.95		(2.21)	2.39	(.94)

Net increase (decrease) in net asset value from operations	.88		1.35		(1.95)	2.55	(.82)

Less: Dividends

Dividends from net investment income	(.30)		– 0	–	(.07)	(.20)	(.17)

Net asset value, end of period	$ 13.36		$ 12.78		$ 11.43	$ 13.45	$ 11.10

Total Return

Total investment return based on net asset value(c)	6.96%		11.81%		(14.60)%	23.17%	(6.91)%
Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$60		$54		$13	$12	$9

Ratio to average net assets of:

Expenses, net of waivers/ reimbursements	.75	%(d)	.75%		.74%	.79%	.93	%(d)

Expenses, before waivers/ reimbursements	.77	%(d)	.76%		.74%	.80%	.97	%(d)

Net investment income(b)	1.31	%(d)	3.27%		1.93%	1.35%	1.76	%(d)

Portfolio turnover rate	20%		42%		35%	35%	39%

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(d)	Annualized.

(e)	Commencement of distribution.

See notes to financial statements.

abfunds.com	AB INTERNATIONAL LOW VOLATILITY EQUITY PORTFOLIO | 43

BOARD OF DIRECTORS

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1) Emilie D. Wrapp, Advisory Board Member

OFFICERS

Kent W. Hargis(2), Vice President Brian Holland(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Stephen M. Woetzel, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Strategic Core Investment Team. Messrs. Hargis and Holland are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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Operation and Effectiveness of the Funds’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2024, which covered the period January 1, 2023 through December 31, 2023 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Funds’ LRMP is adequately designed, has been implemented as intended,

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and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB International Strategic Core Portfolio (the “Fund”)1 at a meeting held in-person on May 2-4, 2023 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters

[1]	Effective July 5, 2023, the Fund changed its name to AB International Low Volatility Equity Portfolio.

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as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2021 and 2022 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the

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Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Advisor Class shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Advisor Class shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended February 28, 2023 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

abfunds.com	AB INTERNATIONAL LOW VOLATILITY EQUITY PORTFOLIO | 49

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also compared the advisory fee rate for the Fund with that for another fund advised by the Adviser utilizing similar investment strategies.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Advisor Class shares of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Advisor Class expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for

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coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

abfunds.com	AB INTERNATIONAL LOW VOLATILITY EQUITY PORTFOLIO | 51

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Low Volatility Equity Portfolio1

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Short Duration High Yield Portfolio1

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Conservative Buffer ETF

Core Plus Bond ETF

Corporate Bond ETF

Disruptors ETF

High Yield ETF

Tax-Aware Intermediate Municipal ETF

Tax-Aware Long Municipal ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Large Cap Strategic Equities ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 5, 2023, International Low Volatility Equity Portfolio was named International Strategic Core Portfolio and Short Duration High Yield Portfolio was named Limited Duration High Income Portfolio.

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AB INTERNATIONAL LOW VOLATILITY EQUITY

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

ILVE-0152-1223

DEC 12.31.23

SEMI-ANNUAL REPORT

AB SELECT US EQUITY PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Select US Equity Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 1

SEMI-ANNUAL REPORT

February 9, 2024

This report provides management’s discussion of fund performance for the AB Select US Equity Portfolio for the semi-annual reporting period ended December 31, 2023.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF DECEMBER 31, 2023 (unaudited)

	6 Months	12 Months

AB SELECT US EQUITY PORTFOLIO

Class A Shares	7.06%	18.74%

Class C Shares	6.63%	17.82%

Advisor Class Shares[1]	7.15%	18.96%

Class R Shares[1]	6.88%	18.38%

Class K Shares[1]	6.97%	18.63%

Class I Shares[1]	7.16%	19.02%

S&P 500 Index	8.04%	26.29%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Standard & Poor’s (“S&P”) 500 Index, for the six- and 12-month periods ended December 31, 2023.

During both periods, all share classes underperformed the benchmark, before sales charges. For the six-month period, sector selection detracted from performance, relative to the benchmark. From a sector selection perspective, an underweight to technology and an overweight to the Fund’s transactional cash balance and health care detracted, while an overweight to financials and underweights to materials and consumer discretionary contributed. Security selection within health care, energy and technology detracted from returns, while selection within consumer discretionary, financials and communication services contributed.

During the 12-month period, an underweight to technology and overweights to energy and financials detracted from relative performance, while

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underweights to real estate, utilities and materials contributed. Security selection within industrials, health care and energy detracted from returns, while selection within technology, financials and consumer staples contributed.

The Fund did not use derivatives during either period.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks rose during the six-month period ended December 31, 2023. Global central banks—led by the US Federal Reserve—began to pause rate hikes, but equity markets continued to experience bouts of volatility as hawkish rhetoric indicated that rates would likely stay higher for longer to sustainably rein in inflation. Later in the period, stronger-than-expected third-quarter economic growth triggered a rapid rise in bond yields—especially the 10-year US Treasury note, which briefly crossed the 5% threshold for the first time in 16 years. Headwinds from higher Treasury yields, conflict in the Middle East and mixed third-quarter earnings weighed on investor sentiment globally and briefly sent all major indices into correction territory in October. Equity markets rallied sharply during November and December, as optimism rose that the US Federal Reserve would begin to cut interest rates in 2024—both earlier and more than previously anticipated. Although US mega-cap technology stocks drove returns through much of the year, the rally broadened considerably during the fourth quarter as soft-landing expectations in the US continued to be underpinned by cooling inflation and moderating economic growth. Within large-cap markets, both growth- and value-oriented stocks rose, but growth outperformed value, led by the technology sector and artificial intelligence optimism. Large-cap stocks narrowly outperformed small-cap stocks, although both rose in absolute terms.

The Fund’s Senior Investment Management Team (the “Team”) continues to seek attractive risk-adjusted returns from a flexible approach unconstrained by investment style, with an intense focus on downside risk. The Team uses bottom-up analysis to find companies with growth potential, adjusting expectations based on the short-term market environment.

INVESTMENT POLICIES

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of US companies. For purposes of this policy, equity securities include common stock, preferred stock and derivatives related to common and preferred stocks.

The Adviser selects investments for the Fund through an intensive “bottom-up” approach that places an emphasis on companies that

(continued on next page)

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 3

are engaged in business activities with solid long-term growth potential and operating in industries with high barriers to entry, that have strong cash flows and other financial metrics, and that have transparent financial statements and business models. The Adviser also evaluates the quality of company management based on a series of criteria, including: (1) management’s focus on shareholder returns, such as through a demonstrated commitment to dividends and dividend growth, share buybacks or other shareholder-friendly corporate actions; (2) management’s employment of conservative accounting methodologies; (3) management incentives, such as direct equity ownership; and (4) management accessibility. The Adviser seeks to identify companies where events or catalysts may drive the company’s share price higher, such as earnings and/or revenue growth above consensus forecasts, potential market recognition of undervaluation or overstated market-risk discount, or the institution of shareholder-focused changes discussed in the preceding sentence. In light of this catalyst-focused approach, the Adviser expects to engage in active and frequent trading for the Fund.

The Adviser may reduce or eliminate the Fund’s holdings in a company’s securities for a number of reasons, including if its evaluation of the above factors changes adversely, if the anticipated events or catalysts do not occur or do not affect the price of the securities as expected, or if the anticipated events or catalysts do occur and cause the securities to be, in the Adviser’s view, overvalued or fully valued. At any given time the Fund may emphasize growth stocks over value stocks, or vice versa.

The Fund’s investments will be focused on securities of companies with large- and medium-market capitalizations, but it may also invest in securities of small-capitalization companies. The Fund may invest in non-US companies, but will limit its investments in such companies to no more than 10% of its net assets. The Fund may purchase securities in initial public offerings (“IPOs”) and expects to do so on a regular basis.

4 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The S&P 500® Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the market generally.

Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in these companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

IPO Risk: Securities purchased in an IPO may be subject to substantial price volatility due to one or more factors such as unseasoned trading in the securities, the lack of investor knowledge of the issuer, the lack of an operating history of the issuer, and the dependence of the issuer on key personnel, suppliers or a limited number of customers.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund,

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 5

DISCLOSURES AND RISKS (continued)

but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE

AVERAGE SEMI-ANNUAL RETURNS AS OF DECEMBER 31, 2023 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	18.74%	13.69%

5 Years	14.58%	13.58%

10 Years	11.07%	10.58%

CLASS C SHARES

1 Year	17.82%	16.82%

5 Years	13.71%	13.71%

10 Years[1]	10.24%	10.24%

ADVISOR CLASS SHARES[2]

1 Year	18.96%	18.96%

5 Years	14.85%	14.85%

10 Years	11.35%	11.35%

CLASS R SHARES[2]

1 Year	18.38%	18.38%

5 Years	14.24%	14.24%

10 Years	10.75%	10.75%

CLASS K SHARES[2]

1 Year	18.63%	18.63%

5 Years	14.52%	14.52%

10 Years	11.00%	11.00%

CLASS I SHARES[2]

1 Year	19.02%	19.02%

5 Years	14.86%	14.86%

10 Years	11.36%	11.36%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.52%, 2.27%, 1.26%, 1.94%, 1.69% and 1.26% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements reduced the Fund’s total annual operating expense ratios (excluding acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) to 1.75% and 1.50% for Class R and Class K shares, respectively. These waivers/reimbursements may not be terminated prior to October 31, 2024, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 7

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2023 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	13.69%

5 Years	13.58%

10 Years	10.58%

CLASS C SHARES

1 Year	16.82%

5 Years	13.71%

10 Years[1]	10.24%

ADVISOR CLASS SHARES[2]

1 Year	18.96%

5 Years	14.85%

10 Years	11.35%

CLASS R SHARES[2]

1 Year	18.38%

5 Years	14.24%

10 Years	10.75%

CLASS K SHARES[2]

1 Year	18.63%

5 Years	14.52%

10 Years	11.00%

CLASS I SHARES[2]

1 Year	19.02%

5 Years	14.86%

10 Years	11.36%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

8 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 9

EXPENSE EXAMPLE (continued)

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,070.60	$7.70	1.48%	$7.86	1.51%
Hypothetical**	$1,000	$1,017.70	$7.51	1.48%	$7.66	1.51%
Class C
Actual	$1,000	$1,066.30	$11.58	2.23%	$11.74	2.26%
Hypothetical**	$1,000	$1,013.93	$11.29	2.23%	$11.44	2.26%
Advisor Class
Actual	$1,000	$1,071.50	$6.40	1.23%	$6.56	1.26%
Hypothetical**	$1,000	$1,018.95	$6.24	1.23%	$6.39	1.26%
Class R
Actual	$1,000	$1,068.80	$9.15	1.76%	$9.31	1.79%
Hypothetical**	$1,000	$1,016.29	$8.92	1.76%	$9.07	1.79%
Class K
Actual	$1,000	$1,069.70	$7.86	1.51%	$8.01	1.54%
Hypothetical**	$1,000	$1,017.55	$7.66	1.51%	$7.81	1.54%
Class I
Actual	$1,000	$1,071.60	$6.30	1.21%	$6.46	1.24%
Hypothetical**	$1,000	$1,019.05	$6.14	1.21%	$6.29	1.24%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

10 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

PORTFOLIO SUMMARY

DECEMBER 31, 2023 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $221.5

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets

Microsoft Corp.	$14,370,368	6.5%

Apple, Inc.	12,587,611	5.7

Alphabet, Inc. – Class A	9,078,174	4.1

Berkshire Hathaway, Inc. – Class B	8,914,717	4.0

Meta Platforms, Inc. – Class A	7,403,781	3.3

NVIDIA Corp.	7,136,120	3.2

Amazon.com, Inc.	7,097,421	3.2

Visa, Inc. – Class A	4,360,862	2.0

HCA Healthcare, Inc.	4,196,893	1.9

JPMorgan Chase & Co.	4,132,920	1.9

	$79,278,867	35.8%

1	The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 11

PORTFOLIO OF INVESTMENTS

December 31, 2023 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.7%
Information Technology – 25.1%
Communications Equipment – 1.6%
Motorola Solutions, Inc.	11,029	$3,453,070

IT Services – 0.9%
International Business Machines Corp.	11,989	1,960,801

Semiconductors & Semiconductor Equipment – 6.9%
Advanced Micro Devices, Inc.(a)	11,228	1,655,119
Broadcom, Inc.	3,626	4,047,523
NVIDIA Corp.	14,410	7,136,120
NXP Semiconductors NV	11,165	2,564,377

		15,403,139

Software – 10.0%
Adobe, Inc.(a)	4,316	2,574,926
Microsoft Corp.	38,215	14,370,368
Oracle Corp.	26,320	2,774,918
Salesforce, Inc.(a)	9,149	2,407,468

		22,127,680

Technology Hardware, Storage & Peripherals – 5.7%
Apple, Inc.	65,380	12,587,611

		55,532,301

Financials – 16.4%
Banks – 5.8%
Bank of America Corp.	99,529	3,351,142
Fifth Third Bancorp	50,816	1,752,644
JPMorgan Chase & Co.	24,297	4,132,920
Wells Fargo & Co.	70,979	3,493,586

		12,730,292

Capital Markets – 3.3%
Charles Schwab Corp. (The)	27,439	1,887,803
Goldman Sachs Group, Inc. (The)	7,371	2,843,511
Jefferies Financial Group, Inc.	65,352	2,640,874

		7,372,188

Consumer Finance – 0.7%
American Express Co.	8,792	1,647,093

Financial Services – 6.0%
Berkshire Hathaway, Inc. – Class B(a)	24,995	8,914,717
Visa, Inc. – Class A	16,750	4,360,862

		13,275,579

Insurance – 0.6%
Progressive Corp. (The)	8,633	1,375,064

		36,400,216

Health Care – 13.6%
Biotechnology – 0.7%
Amgen, Inc.	5,133	1,478,407

12 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Health Care Equipment & Supplies – 2.4%
Abbott Laboratories	23,987	$2,640,249
Stryker Corp.	8,974	2,687,354

		5,327,603

Health Care Providers & Services – 5.0%
Cigna Group (The)	7,855	2,352,180
HCA Healthcare, Inc.	15,505	4,196,893
Humana, Inc.	1,166	533,807
UnitedHealth Group, Inc.	7,554	3,976,954

		11,059,834

Life Sciences Tools & Services – 1.1%
Thermo Fisher Scientific, Inc.	4,781	2,537,707

Pharmaceuticals – 4.4%
Eli Lilly & Co.	4,205	2,451,179
Johnson & Johnson	20,480	3,210,035
Merck & Co., Inc.	36,977	4,031,232

		9,692,446

		30,095,997

Communication Services – 11.8%
Diversified Telecommunication Services – 1.0%
Comcast Corp. – Class A	50,443	2,211,926

Entertainment – 2.2%
Electronic Arts, Inc.	11,236	1,537,197
Netflix, Inc.(a)	3,300	1,606,704
Walt Disney Co. (The)	18,163	1,639,937

		4,783,838

Interactive Media & Services – 7.4%
Alphabet, Inc. – Class A(a)	64,988	9,078,174
Meta Platforms, Inc. – Class A(a)	20,917	7,403,781

		16,481,955

Wireless Telecommunication Services – 1.2%
T-Mobile US, Inc.	17,052	2,733,947

		26,211,666

Industrials – 9.1%
Aerospace & Defense – 2.0%
Boeing Co. (The)(a)	7,395	1,927,581
Northrop Grumman Corp.	3,673	1,719,478
RTX Corp.	10,437	878,169

		4,525,228

Commercial Services & Supplies – 0.6%
Republic Services, Inc.	8,760	1,444,612

Ground Transportation – 3.2%
CSX Corp.	69,955	2,425,340
Norfolk Southern Corp.	8,363	1,976,846
Union Pacific Corp.	10,982	2,697,399

		7,099,585

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Industrial Conglomerates – 1.7%
Honeywell International, Inc.	17,759	$3,724,240

Machinery – 1.6%
Deere & Co.	2,912	1,164,421
Parker-Hannifin Corp.	4,967	2,288,297

		3,452,718

		20,246,383

Consumer Discretionary – 7.3%
Broadline Retail – 3.2%
Amazon.com, Inc.(a)	46,712	7,097,421

Hotels, Restaurants & Leisure – 2.5%
Booking Holdings, Inc.(a)	1,079	3,827,451
McDonald’s Corp.	5,828	1,728,060

		5,555,511

Specialty Retail – 1.6%
Home Depot, Inc. (The)	9,950	3,448,172

		16,101,104

Energy – 6.6%
Energy Equipment & Services – 0.8%
Schlumberger NV	31,518	1,640,197

Oil, Gas & Consumable Fuels – 5.8%
Chevron Corp.	22,329	3,330,594
EOG Resources, Inc.	27,337	3,306,410
Exxon Mobil Corp.	38,374	3,836,632
Occidental Petroleum Corp.	40,603	2,424,405

		12,898,041

		14,538,238

Consumer Staples – 4.7%
Beverages – 1.3%
PepsiCo, Inc.	16,359	2,778,413

Consumer Staples Distribution & Retail – 1.6%
Costco Wholesale Corp.	2,642	1,743,931
Walmart, Inc.	11,743	1,851,284

		3,595,215

Household Products – 1.8%
Procter & Gamble Co. (The)	27,719	4,061,942

		10,435,570

Utilities – 2.2%
Electric Utilities – 2.2%
NextEra Energy, Inc.	22,186	1,347,578
PPL Corp.	131,182	3,555,032

		4,902,610

14 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Materials – 0.9%
Chemicals – 0.9%
Sherwin-Williams Co. (The)		6,490	$2,024,231

Total Common Stocks (cost $136,412,888)			216,488,316

SHORT-TERM INVESTMENTS – 2.1%
Investment Companies – 2.0%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.27%(b)(c)(d) (cost $4,504,248)		4,504,248	4,504,248

		Principal Amount (000)
Time Deposits – 0.1%
Hong Kong & Shanghai Bank, Hong Kong 4.25%, 01/02/2024	HKD	156	20,039
Royal Bank of Canada, London 2.71%, 01/02/2024	EUR	39	42,624
4.16%, 01/02/2024	GBP	60	76,542
Royal Bank of Canada, Toronto 3.79%, 01/02/2024	CAD	5	4,108
Sumitomo, Tokyo (0.34)%, 01/04/2024	JPY	1,512	10,724

Total Time Deposits (cost $154,037)			154,037

Total Short-Term Investments (cost $4,658,285)			4,658,285

Total Investments – 99.8% (cost $141,071,173)			221,146,601
Other assets less liabilities – 0.2%			366,706

Net Assets – 100.0%			$221,513,307

(a)	Non-income producing security.

(b)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(c)	The rate shown represents the 7-day yield as of period end.

(d)	Affiliated investments.

Currency Abbreviations:

CAD – Canadian Dollar

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

JPY – Japanese Yen

See notes to financial statements.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 15

STATEMENT OF ASSETS & LIABILITIES

December 31, 2023 (unaudited)

Assets
Investments in securities, at value Unaffiliated issuers (cost $136,566,925)	$216,642,353
Affiliated issuers (cost $4,504,248)	4,504,248
Foreign currencies, at value (cost $434)	438
Receivable for investment securities sold	1,941,718
Unaffiliated dividends receivable	217,101
Receivable for capital stock sold	85,247
Affiliated dividends receivable	16,321
Receivable from Adviser	10,559

Total assets	223,417,985

Liabilities
Due to Custodian	1,287
Payable for investment securities purchased	1,493,409
Advisory fee payable	185,008
Payable for capital stock redeemed	29,464
Administrative fee payable	17,451
Distribution fee payable	12,148
Transfer Agent fee payable	8,125
Directors’ fee payable	70
Accrued expenses	157,716

Total liabilities	1,904,678

Net Assets	$221,513,307

Composition of Net Assets
Capital stock, at par	$1,180
Additional paid-in capital	151,635,724
Distributable earnings	69,876,403

$221,513,307

Net Asset Value Per Share—30 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$26,524,509	1,407,959	$18.84	*

C	$5,946,175	358,942	$16.57

Advisor	$181,487,281	9,622,171	$18.86

R	$2,769,117	154,945	$17.87

K	$974,235	52,595	$18.52

I	$3,811,990	205,305	$18.57

*	The maximum offering price per share for Class A shares was $19.68, which reflects a sales charge of 4.25%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Six Months Ended December 31, 2023 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $3,509)	$1,617,071
Affiliated issuers	123,465
Securities lending income	5,776
Interest	3,560
Other income	509	$1,750,381

Expenses
Advisory fee (see Note B)	1,080,623
Distribution fee—Class A	31,313
Distribution fee—Class C	34,976
Distribution fee—Class R	7,323
Distribution fee—Class K	1,178
Transfer agency—Class A	6,024
Transfer agency—Class C	1,799
Transfer agency—Advisor Class	42,259
Transfer agency—Class R	3,903
Transfer agency—Class K	974
Transfer agency—Class I	480
Custody and accounting	61,070
Registration fees	49,129
Administrative	39,541
Audit and tax	25,194
Legal	20,212
Printing	12,195
Directors’ fees	9,894
Miscellaneous	8,535

Total expenses	1,436,622
Less: expenses waived and reimbursed by the Adviser (see Note B and Note E)	(34,818)

Less: expenses waived and reimbursed by the Distributor (see Note C)	(261)

Net expenses		1,401,543

Net investment income		348,838

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		5,678,204
Foreign currency transactions		864
Net change in unrealized appreciation (depreciation) on:
Investments		8,685,283
Foreign currency denominated assets and liabilities		(2,385)

Net gain on investment and foreign currency transactions		14,361,966

Net Increase in Net Assets from Operations		$14,710,804

See notes to financial statements.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 17

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended December 31, 2023 (unaudited)	Year Ended June 30, 2023
Increase (Decrease) in Net Assets from Operations
Net investment income	$348,838	$824,361
Net realized gain on investment and foreign currency transactions	5,679,068	1,567,526
Net change in unrealized appreciation on investments and foreign currency denominated assets and liabilities	8,682,898	27,592,038
Contributions from Affiliates (see Note B)	– 0	–	494

Net increase in net assets from operations	14,710,804	29,984,419

Distributions to Shareholders
Class A	(557,213)	(1,334,256)
Class C	(144,095)	(562,346)
Advisor Class	(4,153,366)	(10,451,005)
Class R	(60,109)	(166,354)
Class K	(20,208)	(62,224)
Class I	(88,363)	(239,806)
Capital Stock Transactions
Net decrease	(8,317,989)	(5,989,120)

Total increase	1,369,461	11,179,308

Net Assets
Beginning of period	220,143,846	208,964,538

End of period	$221,513,307	$220,143,846

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

December 31, 2023 (unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 11 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Select US Equity Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class T, Class 1, and Class 2 shares. Class B, Class T, Class 1, and Class 2 shares are not currently being offered. At a meeting held on October 31-November 2, 2023, the Company’s Board of Directors (the “Board”) approved the discontinuance of the offering of Class K and Class R shares of the Fund to new investors and the liquidation of the assets corresponding to such classes. The Fund expects to make liquidating distributions to shareholders in these classes based on net asset value by July 31, 2024. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 10 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are

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NOTES TO FINANCIAL STATEMENTS (continued)

unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Board. Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Company’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Company’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset

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NOTES TO FINANCIAL STATEMENTS (continued)

value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently exe-

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NOTES TO FINANCIAL STATEMENTS (continued)

cuted market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2023:

Investments in Securities	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks^	$216,488,316		– 0	–	$	– 0	–	$216,488,316
Short-Term Investments:
Investment Companies	4,504,248		– 0	–		– 0	–	4,504,248
Time Deposits	– 0	–	154,037			– 0	–	154,037

Total Investments in Securities	220,992,564		154,037			– 0	–	221,146,601
Other Financial Instruments*	– 0	–	– 0	–		– 0	–	– 0	–

Total	$220,992,564		$154,037		$	– 0	–	$221,146,601

^	See Portfolio of Investments for sector classifications.

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated

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NOTES TO FINANCIAL STATEMENTS (continued)

into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

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NOTES TO FINANCIAL STATEMENTS (continued)

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1.00% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. As of October 1, 2023, the Adviser has voluntarily agreed to waive the advisory fee by an amount equal to .05% of the Fund’s daily average net asset. For the six months ended December 31, 2023, such reimbursements/waivers amounted to $26,617. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis (the “Expense Caps”) to 1.50%, 2.25%, 1.25%, 1.75%, 1.50% and 1.25% of the daily average net assets for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the six months ended December 31, 2023, such reimbursements/waivers amounted to $5,041. The Expense Caps may not be terminated before October 31, 2024. Prior to November 1, 2023, the Adviser had agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs), on an annual basis (the “Expense Caps”) to 1.55%, 2.30%, 1.30%, 1.80%, 1.55% and 1.30% of the daily average net assets for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively.

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NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended December 31, 2023, the reimbursement for such services amounted to $39,541.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $17,766 for the six months ended December 31, 2023.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $718 from the sale of Class A shares and received $56 and $500 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended December 31, 2023.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended December 31, 2023, such waiver amounted to $3,137.

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NOTES TO FINANCIAL STATEMENTS (continued)

A summary of the Fund’s transactions in AB mutual funds for the six months ended December 31, 2023 is as follows:

Fund	Market Value 6/30/23 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/23 (000)		Dividend Income (000)
Government Money Market Portfolio	$5,719		$29,502	$30,717	$4,504		$123
Government Money Market Portfolio*	– 0	–	2,549	2,549	– 0	–	0	**

Total					$4,504		$123

*	Investment of cash collateral for securities lending transactions (see Note E).

**	Amount is less than $500.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the 1940 Act. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class and Class I shares. From November 1, 2021 to July 31, 2023, with respect to Class R shares, payments to the Distributor were voluntarily limited to .40% of the average daily net assets attributable to Class R shares. For the six months ended December 31, 2023, such waiver amounted to $261. The fees are accrued daily and paid monthly. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operation, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $135,128, $6,952 and $3,217 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended December 31, 2023, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$156,595,269		$169,348,538
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$80,095,263
Gross unrealized depreciation	(19,835)

Net unrealized appreciation	$80,075,428

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivative transactions for the six months ended December 31, 2023.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. If the Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned

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NOTES TO FINANCIAL STATEMENTS (continued)

securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the six months ended December 31, 2023 is as follows:

							Government Money Market Portfolio
Market Value of Securities on Loan*		Cash Collateral*		Market Value of Non-Cash Collateral*		Income from Borrowers	Income Earned	Advisory Fee Waived
$	– 0 –	$	– 0 –	$	– 0 –	$5,759	$17	$23

* As	of December 31, 2023.

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended December 31, 2023 (unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (unaudited)	Year Ended June 30, 2023

Class A
Shares sold	40,925	385,825	$741,083	$6,444,562

Shares issued in reinvestment of dividends and distributions	28,669	76,165	516,033	1,247,584

Shares converted from Class C	95,336	50,404	1,725,570	856,259

Shares redeemed	(122,728)	(346,321)	(2,226,287)	(5,852,877)

Net increase	42,202	166,073	$756,399	$2,695,528

Class C
Shares sold	11,957	164,383	$187,971	$2,482,575

Shares issued in reinvestment of distributions	7,659	34,024	121,322	495,053

Shares converted to Class A	(107,999)	(56,686)	(1,725,570)	(856,259)

Shares redeemed	(74,592)	(134,392)	(1,180,332)	(2,014,514)

Net increase (decrease)	(162,975)	7,329	$(2,596,609)	$106,855

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NOTES TO FINANCIAL STATEMENTS (continued)

Shares	Amount
Six Months Ended December 31, 2023 (unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (unaudited)	Year Ended June 30, 2023

Advisor Class
Shares sold	336,915	1,739,624	$6,104,364	$29,824,643

Shares issued in reinvestment of dividends and distributions	216,522	435,669	3,901,723	7,144,971

Shares redeemed	(883,606)	(2,848,076)	(15,898,024)	(47,760,947)

Net decrease	(330,169)	(672,783)	$(5,891,937)	$(10,791,333)

Class R
Shares sold	4,519	163,421	$77,112	$2,533,901

Shares issued in reinvestment of dividends and distributions	3,509	10,640	59,935	165,877

Shares redeemed	(31,355)	(4,119)	(529,273)	(64,452)

Net increase (decrease)	(23,327)	169,942	$(392,226)	$2,635,326

Class K
Shares sold	10,763	33,181	$195,342	$537,082

Shares issued in reinvestment of dividends and distributions	1,142	3,860	20,208	62,224

Shares redeemed	(18,145)	(58,821)	(312,177)	(967,771)

Net decrease	(6,240)	(21,780)	$(96,627)	$(368,465)

Class I
Shares sold	55	– 0	–	$977	– 0	–

Shares issued in reinvestment of dividends and distributions	4,981	14,849	88,363	239,806

Shares redeemed	(10,451)	(31,412)	(186,329)	(506,837)

Net decrease	(5,415)	(16,563)	$(96,989)	$(267,031)

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the market generally.

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NOTES TO FINANCIAL STATEMENTS (continued)

Sector Risk—The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in these companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate may greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

IPO Risk—Securities purchased in an IPO may be subject to substantial price volatility due to one or more factors such as unseasoned trading in the securities, the lack of investor knowledge of the issuer, the lack of an operating history of the issuer, and the dependence of the issuer on key personnel, suppliers or a limited number of customers.

LIBOR Replacement Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that recently transitioned from the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. LIBOR’s administrator, ICE Benchmark Administration, ceased publishing most LIBOR settings (including some U.S. LIBOR settings) by the end of 2021 and the remaining (and most widely used) U.S. Dollar LIBOR settings after June 30, 2023. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will permit the use of synthetic U.S. Dollar LIBOR rates for non-U.S. contracts through September 30, 2024, but any such rates would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. There is no assurance that the composition or characteristics of SOFR or any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that the market for SOFR-linked financial instruments will have the same volume or liquidity as did the market for LIBOR-linked financial

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 31

NOTES TO FINANCIAL STATEMENTS (continued)

instruments prior to LIBOR’s discontinuance or unavailability. Neither the long-term effects of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended December 31, 2023.

NOTE I

Distributions to Shareholders

The tax character of distributions paid for the year ending June 30, 2024 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended June 30, 2023 and June 30, 2022 were as follows:

	2023	2022
Distributions paid from:
Ordinary income	$866,023	$21,460,603
Net long-term capital gains	11,949,968	23,442,395

Total taxable distributions paid	$12,815,991	$44,902,998

32 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

As of June 30, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$330,573
Undistributed capital gains	1,541,487
Unrealized appreciation (depreciation)	58,316,893	(a)

Total accumulated earnings (deficit)	$60,188,953

(a)	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2023, the Fund did not have any capital loss carryforwards.

NOTE J

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 33

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended December 31, 2023 (unaudited)	Year Ended June 30,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 17.99	$ 16.56	$ 22.32	$ 16.19	$ 16.81	$ 17.15

Income From Investment Operations

Net investment income (loss)(a)(b)	.01	.03	.02	(.03)	.05	.05

Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.24	2.42	(1.06)	6.76	.68	1.32

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	1.25	2.45	(1.04)	6.73	.73	1.37

Less: Dividends and Distributions

Dividends from net investment income	(.02)	(.04)	– 0	–	– 0	–	(.07)	(.05)

Distributions from net realized gain on investment and foreign currency transactions	(.38)	(.98)	(4.72)	(.60)	(1.28)	(1.66)

Total dividends and distributions	(.40)	(1.02)	(4.72)	(.60)	(1.35)	(1.71)

Net asset value, end of period	$ 18.84	$ 17.99	$ 16.56	$ 22.32	$ 16.19	$ 16.81

Total Return

Total investment return based on net asset value(d)*	7.06%	15.38%	(8.03)%	42.31%	4.18%	9.08%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$26,525	$24,574	$19,869	$18,875	$11,699	$10,765

Ratio to average net assets of:

Expenses, net of waivers/reimbursements†	1.48	%(e)	1.51%	1.47%	1.51%	1.53%	1.50%

Expenses, before waivers/reimbursements†	1.51	%(e)	1.52%	1.47%	1.51%	1.53%	1.50%

Net investment income (loss)(b)	.15	%(e)	.20%	.08%	(.13)%	.28%	.28%

Portfolio turnover rate	74%	205%	197%	148%	183%	209%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.03	%(e)	.00%	.00%	.00%	.00%	.02%

See footnote summary on page 40.

34 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended December 31, 2023 (unaudited)	Year Ended June 30,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 15.91	$ 14.83	$ 20.57	$ 15.07	$ 15.78	$ 16.28

Income From Investment Operations

Net investment loss(a)(b)	(.05)	(.08)	(.13)	(.16)	(.07)	(.07)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.09	2.14	(.89)	6.26	.64	1.23
Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	1.04	2.06	(1.02)	6.10	.57	1.16

Less: Distributions

Distributions from net realized gain on investment and foreign currency transactions	(.38)	(.98)	(4.72)	(.60)	(1.28)	(1.66)

Net asset value, end of period	$ 16.57	$ 15.91	$ 14.83	$ 20.57	$ 15.07	$ 15.78

Total Return

Total investment return based on net asset value(d)*	6.63%	14.49%	(8.69)%	41.25%	3.36%	8.27%
Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$5,946	$8,303	$7,629	$9,319	$8,437	$11,463

Ratio to average net assets of:

Expenses, net of waivers/reimbursements†	2.23	%(e)	2.27%	2.22%	2.26%	2.27%	2.25%

Expenses, before waivers/reimbursements†	2.26	%(e)	2.27%	2.22%	2.27%	2.28%	2.25%

Net investment loss(b)	(.63	)%(e)	(.55)%	(.68)%	(.88)%	(.45)%	(.47)%

Portfolio turnover rate	74%	205%	197%	148%	183%	209%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.03	%(e)	.00%	.00%	.00%	.00%	.02%

See footnote summary on page 40.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 35

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended December 31, 2023 (unaudited)	Year Ended June 30,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 18.03	$ 16.59	$ 22.32	$ 16.17	$ 16.78	$ 17.14

Income From Investment Operations

Net investment income(a)(b)	.04	.08	.07	.03	.09	.09

Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.23	2.42	(1.07)	6.74	.69	1.31

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	1.27	2.50	(1.00)	6.77	.78	1.40

Less: Dividends and Distributions

Dividends from net investment income	(.06)	(.08)	(.01)	(.02)	(.11)	(.10)

Distributions from net realized gain on investment and foreign currency transactions	(.38)	(.98)	(4.72)	(.60)	(1.28)	(1.66)

Total dividends and distributions	(.44)	(1.06)	(4.73)	(.62)	(1.39)	(1.76)

Net asset value, end of period	$ 18.86	$ 18.03	$ 16.59	$ 22.32	$ 16.17	$ 16.78

Total Return

Total investment return based on net asset value(d)*	7.15%	15.68%	(7.82)%	42.63%	4.44%	9.34%
Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$181,487	$179,438	$176,306	$181,782	$172,643	$196,566

Ratio to average net assets of:

Expenses, net of waivers/reimbursements†	1.23	%(e)	1.26%	1.22%	1.26%	1.27%	1.25%

Expenses, before waivers/reimbursements†	1.26	%(e)	1.26%	1.22%	1.26%	1.27%	1.25%

Net investment income(b)	.39	%(e)	.46%	.33%	.13%	.54%	.53%

Portfolio turnover rate	74%	205%	197%	148%	183%	209%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.03	%(e)	.00%	.00%	.00%	.00%	.02%

See footnote summary on page 40.

36 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended December 31, 2023 (unaudited)	Year Ended June 30,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 17.09	$ 15.85	$ 21.60	$ 15.73	$ 16.37	$ 16.76

Income From Investment Operations

Net investment income (loss)(a)(b)	(.01)	(.01)	(.05)	(.08)	.00	(c)	(.00	)(c)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.17	2.29	(.98)	6.55	.67	1.28

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	1.16	2.28	(1.03)	6.47	.67	1.28

Less: Dividends and Distributions

Dividends from net investment income	– 0	–	(.06)	– 0	–	– 0	–	(.03)	(.01)

Distributions from net realized gain on investment and foreign currency transactions	(.38)	(.98)	(4.72)	(.60)	(1.28)	(1.66)

Total dividends and distributions	(.38)	(1.04)	(4.72)	(.60)	(1.31)	(1.67)

Net asset value, end of period	$ 17.87	$ 17.09	$ 15.85	$ 21.60	$ 15.73	$ 16.37

Total Return

Total investment return based on net asset value(d)*	6.88%	15.00%	(8.32)%	41.95%	3.87%	8.77%
Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,769	$3,047	$132	$54	$23	$19

Ratio to average net assets of:

Expenses, net of waivers/reimbursements†	1.76	%(e)	1.80%	1.80%	1.80%	1.80%	1.78%

Expenses, before waivers/reimbursements†	1.98	%(e)	1.94%	1.97%	1.88%	1.86%	1.78%

Net investment income (loss)(b)	(.15	)%(e)	(.06)%	(.26)%	(.43)%	.01%	(.02)%

Portfolio turnover rate	74%	205%	197%	148%	183%	209%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.03	%(e)	.00%	.00%	.00%	.00%	.02%

See footnote summary on page 40.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 37

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended December 31, 2023 (unaudited)	Year Ended June 30,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 17.70	$ 16.27	$ 22.02	$ 15.99	$ 16.59	$ 16.92

Income From Investment Operations

Net investment income (loss)(a)(b)	.01	.02	(.00	)(c)	(.03)	.04	.03

Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.21	2.39	(1.03)	6.66	.68	1.30

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	1.22	2.41	(1.03)	6.63	.72	1.33

Less: Dividends and Distributions

Dividends from net investment income	(.02)	– 0	–	– 0	–	– 0	–	(.04)	– 0	–

Distributions from net realized gain on investment and foreign currency transactions	(.38)	(.98)	(4.72)	(.60)	(1.28)	(1.66)

Total dividends and distributions	(.40)	(.98)	(4.72)	(.60)	(1.32)	(1.66)

Net asset value, end of period	$ 18.52	$ 17.70	$ 16.27	$ 22.02	$ 15.99	$ 16.59

Total Return

Total investment return based on net asset value(d)*	6.97%	15.38%	(8.15)%	42.28%	4.16%	8.99%
Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$974	$1,041	$1,312	$1,404	$1,028	$875

Ratio to average net assets of:

Expenses, net of waivers/reimbursements†	1.51	%(e)	1.55%	1.55%	1.55%	1.55%	1.55%

Expenses, before waivers/reimbursements†	1.66	%(e)	1.69%	1.65%	1.69%	1.70%	1.66%

Net investment income (loss)(b)	.10	%(e)	.14%	(.00	)%(c)	(.17)%	.26%	.18%

Portfolio turnover rate	74%	205%	197%	148%	183%	209%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.03	%(e)	.00%	.00%	.00%	.00%	.02%

See footnote summary on page 40.

38 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended December 31, 2023 (unaudited)	Year Ended June 30,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 17.75	$ 16.35	$ 22.06	$ 15.99	$ 16.60	$ 16.97

Income From Investment Operations

Net investment income(a)(b)	.04	.08	.06	.02	.09	.09

Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.22	2.38	(1.04)	6.67	.68	1.30

Contributions from Affiliates	– 0	–	.00	(c)	– 0	–	– 0	–	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	1.26	2.46	(.98)	6.69	.77	1.39

Less: Dividends and Distributions

Dividends from net investment income	(.06)	(.08)	(.01)	(.02)	(.10)	(.10)

Distributions from net realized gain on investment and foreign currency transactions	(.38)	(.98)	(4.72)	(.60)	(1.28)	(1.66)

Total dividends and distributions	(.44)	(1.06)	(4.73)	(.62)	(1.38)	(1.76)

Net asset value, end of period	$ 18.57	$ 17.75	$ 16.35	$ 22.06	$ 15.99	$ 16.60

Total Return

Total investment return based on net asset value(d)*	7.16%	15.72%	(7.82)%	42.62%	4.45%	9.38%
Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,812	$3,741	$3,717	$5,340	$4,244	$5,401

Ratio to average net assets of:

Expenses, net of waivers/reimbursements†	1.21	%(e)	1.26%	1.21%	1.26%	1.26%	1.23%

Expenses, before waivers/reimbursements†	1.24	%(e)	1.26%	1.22%	1.26%	1.27%	1.24%

Net investment income(b)	.42	%(e)	.45%	.32%	.13%	.56%	.55%

Portfolio turnover rate	74%	205%	197%	148%	183%	209%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.03	%(e)	.00%	.00%	.00%	.00%	.02%

See footnote summary on page 40.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 39

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $0.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)	Annualized.

*

Includes the impact of proceeds received, and credited to the Fund resulting from class action settlements, which enhanced the performance of each share class, for the years ended June 30, 2022 and June 30, 2020 by 0.02% and 0.03%, respectively.

See notes to financial statements.

40 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

BOARD OF DIRECTORS

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1) Emilie D. Wrapp, Advisory Board Member

OFFICERS

Kurt A. Feuerman(2), Vice President Anthony Nappo(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Stephen M. Woetzel, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02110

Principal Underwriter

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP

One Manhattan West

New York, NY 10001

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Select Equity Portfolios Investment Team. Messrs. Feuerman and Nappo are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 41

Operation and Effectiveness of the Funds’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2024, which covered the period January 1, 2023 through December 31, 2023 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Funds’ LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions

42 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 43

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Select US Equity Portfolio (the “Fund”) at a meeting held in-person on May 2-4, 2023 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters

44 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2021 and 2022 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 45

Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Advisor Class shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Advisor Class shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2023 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median and discussed with the Adviser the reasons it was above the median. The directors also took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

46 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Advisor Class shares of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Advisor Class expense ratio of the Fund was based on the Fund’s latest fiscal year. The Adviser had agreed to cap the Fund’s expenses, but the directors noted that the Fund’s expense ratio was currently below the level of the Adviser’s cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 47

by others. The directors noted that the Fund’s expense ratio was above the medians. After reviewing and discussing the Adviser’s explanations of the reasons for this, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints, and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s asset level (which was well below the level at which they would anticipate adding an initial breakpoint) and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

48 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Low Volatility Equity Portfolio1

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Short Duration High Yield Portfolio1

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Conservative Buffer ETF

Core Plus Bond ETF

Corporate Bond ETF

Disruptors ETF

High Yield ETF

Tax-Aware Intermediate Municipal ETF

Tax-Aware Long Municipal ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Large Cap Strategic Equities ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 5, 2023, International Low Volatility Equity Portfolio was named International Strategic Core Portfolio and Short Duration High Yield Portfolio was named Limited Duration High Income Portfolio.

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 49

NOTES

50 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

NOTES

abfunds.com	AB SELECT US EQUITY PORTFOLIO | 51

NOTES

52 | AB SELECT US EQUITY PORTFOLIO	abfunds.com

AB SELECT US EQUITY PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

SUE-0152-1223

DEC 12.31.23

SEMI-ANNUAL REPORT

AB SELECT US LONG/SHORT PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Select US Long/Short Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 1

SEMI-ANNUAL REPORT

February 9, 2024

This report provides management’s discussion of fund performance for the AB Select US Long/Short Portfolio for the semi-annual reporting period ended December 31, 2023.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF DECEMBER 31, 2023 (unaudited)

	6 Months	12 Months

AB SELECT US LONG/SHORT PORTFOLIO

Class A Shares	4.32%	10.73%

Class C Shares	3.81%	9.83%

Advisor Class Shares[1]	4.41%	10.95%

Class R Shares[1]	4.10%	10.36%

Class K Shares[1]	4.30%	10.86%

Class I Shares[1]	4.46%	11.06%

S&P 500 Index	8.04%	26.29%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Standard & Poor’s (“S&P”) 500 Index, for the six- and 12-month periods ended December 31, 2023.

During the six-month period, all share classes underperformed the benchmark, before sales charges. The Fund’s net market exposure ranged from 45% to 70%, ending the period at 64%. The Fund’s below-market exposure led to underperformance, relative to the benchmark. Security selection within the Fund’s long holdings detracted from absolute returns, while selection within the Fund’s short holdings contributed. Within the Fund’s long holdings, selection within health care, consumer staples and industrials detracted, while selection within financials, communication services and consumer discretionary contributed. Within the Fund’s short holdings, selection within consumer discretionary, communication services and the Fund’s market hedges contributed, while selection within utilities, financials and real estate detracted.

During the 12-month period, all share classes underperformed the benchmark, before sales charges. The Fund’s net market exposure ranged from

2 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

43% to 70%, ending the period at 64%. The Fund’s below-market exposure led to underperformance. Security selection within the Fund’s long holdings detracted from absolute returns, while selection within the Fund’s short holdings contributed. Within the Fund’s long holdings, selection in health care, energy and industrials detracted, while selection in technology, communication services and consumer discretionary contributed. Within the Fund’s short holdings, the Fund’s market hedges and selection within consumer discretionary and real estate contributed, while selection within financials, utilities and industrials detracted.

The Fund used derivatives in the form of futures and total return swaps for hedging purposes. During the six-month period, futures added, while total return swaps had no material impact on absolute performance. During the 12-month period, futures and total return swaps detracted from performance.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks rose during the six-month period ended December 31, 2023. Global central banks—led by the US Federal Reserve—began to pause rate hikes, but equity markets continued to experience bouts of volatility as hawkish rhetoric indicated that rates would likely stay higher for longer to sustainably rein in inflation. Later in the period, stronger-than-expected third-quarter economic growth triggered a rapid rise in bond yields—especially the 10-year US Treasury note, which briefly crossed the 5% threshold for the first time in 16 years. Headwinds from higher Treasury yields, conflict in the Middle East and mixed third-quarter earnings weighed on investor sentiment globally and briefly sent all major indices into correction territory in October. Equity markets rallied sharply during November and December, as optimism rose that the US Federal Reserve would begin to cut interest rates in 2024—both earlier and more than previously anticipated. Although US mega-cap technology stocks drove returns through much of the year, the rally broadened considerably during the fourth quarter as soft-landing expectations in the US continued to be underpinned by cooling inflation and moderating economic growth. Within large-cap markets, both growth- and value-oriented stocks rose, but growth outperformed value, led by the technology sector and artificial intelligence optimism. Large-cap stocks narrowly outperformed small-cap stocks, although both rose in absolute terms.

The Fund’s Senior Investment Management Team (the “Team”) continues to focus on absolute returns, using a flexible approach to participate in market upside while seeking to mitigate the downside. The Team uses bottom-up analysis to find companies with growth potential, adjusting expectations based on the short-term market environment.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 3

INVESTMENT POLICIES

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of US companies, short positions in such securities, and cash and US cash equivalents.

The Adviser selects investments for the Fund’s long positions through an intensive “bottom-up” approach that places an emphasis on companies that are engaged in business activities with solid long-term growth potential and high barriers to entry, that have strong cash flows and other financial metrics, and that have transparent financial statements and business models. The Adviser also evaluates the quality of company management based on a series of criteria, including: (1) management’s focus on shareholder returns, such as through a demonstrated commitment to dividends and dividend growth, share buybacks or other shareholder-friendly corporate actions; (2) management’s employment of conservative accounting methodologies; (3) management incentives, such as direct equity ownership; and (4) management accessibility. The Adviser seeks to identify companies where events or catalysts may drive the company’s share price higher, such as earnings and/or revenue growth above consensus forecasts, potential market recognition of undervaluation or overstated market-risk discount, or the institution of any of the shareholder-friendly practices discussed in the preceding sentence. In light of this catalyst-focused approach, the Adviser expects to engage in active and frequent trading for the Fund.

The Adviser may reduce or eliminate the Fund’s holdings in a company’s securities for a number of reasons, including if its evaluation of the above factors changes adversely, if the anticipated events or catalysts do not occur or do not affect the price of the securities as expected, or if the anticipated events or catalysts do occur and cause the securities to be, in the Adviser’s view, overvalued or fully valued. At any given time the Fund may emphasize growth stocks over value stocks, or vice versa.

In determining securities to be sold short, the Adviser looks for companies facing near-term difficulties such as high valuations, quality of earnings issues, or weakness in demand due to economic factors or long-term issues such as changing technology or competitive concerns in their industries. The Fund may also sell securities of exchange-traded funds (“ETFs”) short, including to hedge its exposure to specific market sectors or if it believes a specific sector or asset will decline in value. When the Fund sells securities short, it sells a stock that it does not own (but has borrowed) at its current market price in anticipation that the price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market at a later date and returns it to the lender.

(continued on next page)

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The Adviser derives the ratio between long and short positions for the Fund based on its bottom-up analysis supplemented with macro-economic and market analyses. Under normal market conditions, the net long exposure of the Fund (long exposure minus short exposure) will range between 30% and 70%. The Adviser seeks to minimize the variability of Fund returns through industry diversification as well as by managing long and short exposures and/or by holding a material level of cash and/or cash equivalents. For example, the Fund may hold long positions in equity securities with a value equal to 60% of its net assets and have short sale obligations equal to 15% of its net assets, resulting in 45% net long exposure. Assuming a 60% long exposure, 40% of Fund assets will be held in cash or cash equivalents, including cash and cash equivalents held to cover the Fund’s short sale obligations. During periods of excessive market risk, the Adviser may reduce the net long exposure of the Fund. The Fund may at times hold long and short positions that in the aggregate exceed the value of its net assets (i.e., so that the Fund is effectively leveraged).

The Fund’s investments will be focused on securities of companies with large- and medium-market capitalizations, but it may also take long and short positions in securities of small-capitalization companies. The Fund may invest in non-US companies, but currently intends to limit its investments in such companies to no more than 10% of its net assets. The Fund may purchase securities in initial public offerings (“IPOs”) and expects to do so on a regular basis.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps, as part of its investment strategies or for hedging or other risk management purposes. These transactions may be used, for example, as a means to take a short position in a security or sector without actually selling securities short.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 5

DISCLOSURES AND RISKS

Benchmark Disclosure

The S&P 500® Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the market generally.

Short Sale Risk: Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

Derivatives Risk: Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

Leverage Risk: To the extent the Fund uses leveraging techniques, the value of its shares may be more volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments.

Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in these companies may have additional risks because these companies may have limited product lines, markets or financial resources.

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DISCLOSURES AND RISKS (continued)

Active Trading Risk: The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate is expected to greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

IPO Risk: Securities purchased in an IPO may be subject to substantial price volatility due to one or more factors such as unseasoned trading in the securities, the lack of investor knowledge of the issuer, the lack of an operating history of the issuer, and the dependence of the issuer on key personnel, suppliers or a limited number of customers.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 7

HISTORICAL PERFORMANCE

AVERAGE SEMI-ANNUAL RETURNS AS OF

DECEMBER 31, 2023 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	10.73%	6.00%

5 Years	8.44%	7.49%

10 Years	5.85%	5.39%

CLASS C SHARES

1 Year	9.83%	8.83%

5 Years	7.62%	7.62%

10 Years[1]	5.05%	5.05%

ADVISOR CLASS SHARES[2]

1 Year	10.95%	10.95%

5 Years	8.70%	8.70%

10 Years	6.11%	6.11%

CLASS R SHARES[2]

1 Year	10.36%	10.36%

5 Years	8.15%	8.15%

10 Years	5.57%	5.57%

CLASS K SHARES[2]

1 Year	10.86%	10.86%

5 Years	8.54%	8.54%

10 Years	5.90%	5.90%

CLASS I SHARES[2]

1 Year	11.06%	11.06%

5 Years	8.74%	8.74%

10 Years	6.15%	6.15%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 2.00%, 2.74%, 1.75%, 2.41%, 2.08% and 1.70% for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements reduced the Fund’s total annual operating expense ratios (excluding acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) to 2.15% for Class R shares. These waivers/reimbursements may not be terminated before October 31, 2024, and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

8 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2023 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	6.00%

5 Years	7.49%

10 Years	5.39%

CLASS C SHARES

1 Year	8.83%

5 Years	7.62%

10 Years[1]	5.05%

ADVISOR CLASS SHARES[2]

1 Year	10.95%

5 Years	8.70%

10 Years	6.11%

CLASS R SHARES[2]

1 Year	10.36%

5 Years	8.15%

10 Years	5.57%

CLASS K SHARES[2]

1 Year	10.86%

5 Years	8.54%

10 Years	5.90%

CLASS I SHARES[2]

1 Year	11.06%

5 Years	8.74%

10 Years	6.15%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 9

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

EXPENSE EXAMPLE (continued)

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,043.20	$10.02	1.95%	$10.27	2.00%
Hypothetical**	$1,000	$1,015.33	$9.88	1.95%	$10.13	2.00%
Class C
Actual	$1,000	$1,038.10	$13.78	2.69%	$14.04	2.74%
Hypothetical**	$1,000	$1,011.61	$13.60	2.69%	$13.85	2.74%
Advisor Class
Actual	$1,000	$1,044.10	$8.68	1.69%	$8.94	1.74%
Hypothetical**	$1,000	$1,016.64	$8.57	1.69%	$8.82	1.74%
Class R
Actual	$1,000	$1,041.00	$11.39	2.22%	$11.65	2.27%
Hypothetical**	$1,000	$1,013.98	$11.24	2.22%	$11.49	2.27%
Class K
Actual	$1,000	$1,043.00	$8.83	1.72%	$9.09	1.77%
Hypothetical**	$1,000	$1,016.49	$8.72	1.72%	$8.97	1.77%
Class I
Actual	$1,000	$1,044.60	$8.43	1.64%	$8.69	1.69%
Hypothetical**	$1,000	$1,016.89	$8.31	1.64%	$8.57	1.69%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 11

PORTFOLIO SUMMARY

December 31, 2023 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,367.3

SECTOR BREAKDOWN1

	Long	Short

Communication Services	7.0%	(0.1)%

Consumer Discretionary	4.7	(0.2)

Consumer Staples	3.0	—

Energy	3.9	—

Financials	9.7	(0.3)

Funds and Investment Trusts	—	(1.0)

Health Care	8.0	(0.1)

Industrials	5.6	(0.2)

Information Technology	15.0	(0.1)

Materials	0.5	—

Real Estate	—	(0.2)

Utilities	1.3	—

TEN LARGEST HOLDINGS1

Long		Short
Company		Company

Microsoft Corp.	3.8%	iShares 20+ Year Treasury Bond ETF	(0.7)%

Apple, Inc.	3.4	Invesco CurrencyShares Euro Currency Trust	(0.4)

Alphabet, Inc. – Class A	2.4	Ares Capital Corp.	(0.1)

Berkshire Hathaway, Inc. – Class B	2.4	Watsco, Inc.	(0.1)

Meta Platforms, Inc. – Class A	2.0	Blackstone Mortgage Trust, Inc. – Class A	(0.1)

NVIDIA Corp.	1.9	Amphenol Corp. – Class A	(0.1)

Amazon.com, Inc.	1.9	Rivian Automotive, Inc. – Class A	(0.1)

Visa, Inc. – Class A	1.2	IQVIA Holdings, Inc.	(0.1)

HCA Healthcare, Inc.	1.1	Digital Realty Trust, Inc.	(0.1)

JPMorgan Chase & Co.	1.1	Acadia Realty Trust	(0.1)

1	Holdings are expressed as a percentage of total net assets and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

12 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS

December 31, 2023 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 58.7%
Information Technology – 15.0%
Communications Equipment – 0.9%
Motorola Solutions, Inc.	40,151	$12,570,876

IT Services – 0.5%
International Business Machines Corp.	43,647	7,138,467

Semiconductors & Semiconductor Equipment – 4.1%
Advanced Micro Devices, Inc.(a)	40,873	6,025,089
Broadcom, Inc.	13,168	14,698,780
NVIDIA Corp.	52,457	25,977,756
NXP Semiconductors NV	40,637	9,333,506

		56,035,131

Software – 5.9%
Adobe, Inc.(a)	15,714	9,374,972
Microsoft Corp.(b)	139,114	52,312,429
Oracle Corp.(b)	95,815	10,101,775
Salesforce, Inc.(a)	33,306	8,764,141

		80,553,317

Technology Hardware, Storage & Peripherals – 3.6%
Apple, Inc.(b)	237,991	45,820,407
Epic Games, Inc.(a)(c)(d)	5,074	3,079,233

		48,899,640

		205,197,431

Financials – 9.7%
Banks – 3.4%
Bank of America Corp.	362,303	12,198,742
Fifth Third Bancorp	184,985	6,380,132
JPMorgan Chase & Co.	88,082	14,982,748
Wells Fargo & Co.(b)	258,385	12,717,710

		46,279,332

Capital Markets – 2.0%
Charles Schwab Corp. (The)	99,888	6,872,294
Goldman Sachs Group, Inc. (The)	26,836	10,352,524
Jefferies Financial Group, Inc.	241,280	9,750,125

		26,974,943

Consumer Finance – 0.5%
American Express Co.	32,006	5,996,004
Stripe, Inc.(a)(c)(d)	24,598	527,627

		6,523,631

Financial Services – 3.5%
Berkshire Hathaway, Inc. – Class B(a)	90,989	32,452,137
Visa, Inc. – Class A(b)	60,978	15,875,622

		48,327,759

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Insurance – 0.3%
Progressive Corp. (The)	31,428	$5,005,852

		133,111,517

Health Care – 8.0%
Biotechnology – 0.4%
Amgen, Inc.	18,689	5,382,806

Health Care Equipment & Supplies – 1.4%
Abbott Laboratories	87,323	9,611,643
Stryker Corp.	32,670	9,783,358

		19,395,001

Health Care Providers & Services – 2.9%
Cigna Group (The)	28,595	8,562,773
HCA Healthcare, Inc.	56,443	15,277,991
Humana, Inc.	4,245	1,943,403
UnitedHealth Group, Inc.	27,500	14,477,925

		40,262,092

Life Sciences Tools & Services – 0.7%
Thermo Fisher Scientific, Inc.	17,549	9,314,834

Pharmaceuticals – 2.6%
Eli Lilly & Co.	15,309	8,923,922
Johnson & Johnson(b)	74,555	11,685,751
Merck & Co., Inc.	134,609	14,675,073

		35,284,746

		109,639,479

Communication Services – 7.0%
Diversified Telecommunication Services – 0.6%
Comcast Corp. – Class A	183,617	8,051,605

Entertainment – 1.3%
Electronic Arts, Inc.	40,902	5,595,803
Netflix, Inc.(a)	12,016	5,850,350
Walt Disney Co. (The)(b)	66,120	5,969,975

		17,416,128

Interactive Media & Services – 4.4%
Alphabet, Inc. – Class A(a)	236,576	33,047,302
Meta Platforms, Inc. – Class A(a) (b)	76,144	26,951,930

		59,999,232

Wireless Telecommunication Services – 0.7%
T-Mobile US, Inc.	62,076	9,952,645

		95,419,610

14 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Industrials – 5.6%
Aerospace & Defense – 1.2%
Boeing Co. (The)(a)	26,922	$7,017,489
Northrop Grumman Corp.	13,375	6,261,372
RTX Corp.	38,301	3,222,646

		16,501,507

Commercial Services & Supplies – 0.4%
Republic Services, Inc.	31,890	5,258,980

Construction & Engineering – 0.2%
WillScot Mobile Mini Holdings Corp.(a)	61,412	2,732,834

Ground Transportation – 1.9%
CSX Corp.	254,659	8,829,028
Norfolk Southern Corp.	30,446	7,196,826
Union Pacific Corp.	39,978	9,819,396

		25,845,250

Industrial Conglomerates – 1.0%
Honeywell International, Inc.	64,647	13,557,122

Machinery – 0.9%
Deere & Co.	10,601	4,239,022
Parker-Hannifin Corp.	18,083	8,330,838

		12,569,860

		76,465,553

Consumer Discretionary – 4.7%
Broadline Retail – 2.2%
Alibaba Group Holding Ltd. (Sponsored ADR)	44,976	3,486,090
Amazon.com, Inc.(a)(b)	170,037	25,835,422

		29,321,512

Hotels, Restaurants & Leisure – 1.6%
Bloomin’ Brands, Inc.	59,259	1,668,141
Booking Holdings, Inc.(a)	3,929	13,937,027
McDonald’s Corp.	21,218	6,291,349

		21,896,517

Specialty Retail – 0.9%
Home Depot, Inc. (The)(b)	36,223	12,553,081

		63,771,110

Energy – 3.9%
Energy Equipment & Services – 0.5%
Schlumberger NV	114,735	5,970,810

Oil, Gas & Consumable Fuels – 3.4%
Chevron Corp.(b)	81,285	12,124,471
EOG Resources, Inc.(b)	99,511	12,035,855
Exxon Mobil Corp.	139,692	13,966,406

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 15

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Occidental Petroleum Corp.	147,810	$8,825,735

		46,952,467

		52,923,277

Consumer Staples – 3.0%
Beverages – 0.7%
PepsiCo, Inc.	59,804	10,157,111

Consumer Staples Distribution & Retail – 1.0%
Costco Wholesale Corp.	9,619	6,349,310
Walmart, Inc.	42,751	6,739,695

		13,089,005

Household Products – 1.1%
Procter & Gamble Co. (The)	101,052	14,808,160

Personal Care Products – 0.2%
Kenvue, Inc.	154,684	3,330,347

		41,384,623

Utilities – 1.3%
Electric Utilities – 1.3%
NextEra Energy, Inc.	80,765	4,905,666
PPL Corp.	477,543	12,941,415

		17,847,081

Materials – 0.5%
Chemicals – 0.5%
Sherwin-Williams Co. (The)	23,628	7,369,573

Total Common Stocks (cost $667,807,333)		803,129,254

WARRANTS – 0.0%
Financials – 0.0%
Financial Services – 0.0%
Pershing Square Holdings Ltd., – Class A, expiring 07/24/2025(a)(c)(d) (cost $52,400)	9,228	– 0	–

RIGHTS – 0.0%
Financials – 0.0%
Financial Services – 0.0%
Pershing Square Tontine Holdings Ltd.(a)(c)(d) (cost $0)	4,614	– 0	–

16 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 31.9%
Investment Companies – 31.9%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.27%(e)(f)(g) (cost $436,146,071)	436,146,071	$436,146,071

Total Investments Before Securities Sold Short – 90.6% (cost $1,104,005,804)		1,239,275,325

SECURITIES SOLD SHORT – (2.2)%
COMMON STOCKS – (1.2)%
Financials – (0.3)%
Capital Markets – (0.1)%
Ares Capital Corp.	(61,126)	(1,224,354)

Consumer Finance – (0.1)%
SoFi Technologies, Inc.(a)	(73,709)	(733,405)

Financial Services – 0.0%
Western Union Co. (The)	(37,120)	(442,470)

Insurance – 0.0%
Lemonade, Inc.(a)	(32,704)	(527,515)

Mortgage Real Estate Investment Trusts (REITs) – (0.1)%
Blackstone Mortgage Trust, Inc. – Class A	(52,892)	(1,125,013)

		(4,052,757)

Real Estate – (0.2)%
Hotel & Resort REITs – 0.0%
Chatham Lodging Trust	(72,315)	(775,217)

Retail REITs – (0.1)%
Acadia Realty Trust	(54,585)	(927,399)
Agree Realty Corp.	(10,890)	(685,526)

		(1,612,925)

Specialized REITs – (0.1)%
Digital Realty Trust, Inc.	(6,906)	(929,409)

		(3,317,551)

Industrials – (0.2)%
Machinery – (0.1)%
Snap-on, Inc.	(3,154)	(911,002)
Stanley Black & Decker, Inc.	(6,773)	(664,431)

		(1,575,433)

Trading Companies & Distributors – (0.1)%
Watsco, Inc.	(2,723)	(1,166,724)

		(2,742,157)

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Consumer Discretionary – (0.2)%
Automobiles – (0.1)%
Lucid Group, Inc.(a)	(124,675)	$(524,882)
Rivian Automotive, Inc. – Class A(a)	(40,673)	(954,188)

		(1,479,070)

Specialty Retail – (0.1)%
GameStop Corp. – Class A(a)	(27,259)	(477,850)
Stitch Fix, Inc. – Class A(a)	(143,168)	(511,110)

		(988,960)

		(2,468,030)

Information Technology – (0.1)%
Electronic Equipment, Instruments & Components – (0.1)%
Amphenol Corp. – Class A	(11,123)	(1,102,623)

Software – 0.0%
Unity Software, Inc.(a)	(12,716)	(519,957)

		(1,622,580)

Communication Services – (0.1)%
Entertainment – (0.1)%
Warner Bros Discovery, Inc.(a)	(70,024)	(796,873)

Media – 0.0%
Paramount Global – Class B	(53,157)	(786,192)

		(1,583,065)

Health Care – (0.1)%
Life Sciences Tools & Services – (0.1)%
IQVIA Holdings, Inc.(a)	(4,117)	(952,592)

Total Common Stocks (proceeds $15,868,156)		(16,738,732)

INVESTMENT COMPANIES – (1.0)%
Funds and Investment Trusts – (1.0)%(g)
Invesco CurrencyShares Euro Currency Trust	(48,011)	(4,899,043)
iShares 20+ Year Treasury Bond ETF	(90,114)	(8,910,472)

Total Investment Companies (proceeds $14,017,991)		(13,809,515)

Total Securities Sold Short (proceeds $29,886,147)		(30,548,247)

Total Investments, Net of Securities Sold Short – 88.4% (cost $1,074,119,657)		1,208,727,078

Other assets less liabilities – 11.6%		158,562,027

Net Assets – 100.0%		$1,367,289,105

18 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation (Depreciation)
Sold Contracts
S&P 500 E-Mini Futures	33	March 2024	$7,953,000	$(74,627)

(a)	Non-income producing security.

(b)	Position, or a portion thereof, has been segregated to collateralize short sales.

(c)	Fair valued by the Adviser.

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)	The rate shown represents the 7-day yield as of period end.

(f)	Affiliated investments.

(g)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

Glossary:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

ETF – Exchange Traded Fund

See notes to financial statements.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 19

STATEMENT OF ASSETS & LIABILITIES

December 31, 2023 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $667,859,733)	$803,129,254
Affiliated issuers (cost $436,146,071)	436,146,071
Cash collateral due from broker	1,168,200
Foreign currencies, at value (cost $1,102,984)	1,097,930
Deposit at broker for securities sold short	43,199,231
Receivable for investment securities sold	127,316,891
Affiliated dividends receivable	2,030,630
Unaffiliated dividends receivable	936,767
Receivable for capital stock sold	700,857
Receivable due from Advisor	57,797
Receivable for variation margin on futures	20,250

Total assets	1,415,803,878

Liabilities
Payable for securities sold short, at value (proceeds received $29,886,147)	30,548,247
Payable for investment securities purchased	14,633,083
Advisory fee payable	1,731,257
Payable for capital stock redeemed	877,400
Dividend expense payable	66,701
Distribution fee payable	43,912
Transfer Agent fee payable	28,767
Administrative fee payable	24,675
Directors’ fees payable	746
Accrued expenses	559,985

Total liabilities	48,514,773

Net Assets	$1,367,289,105

Composition of Net Assets
Capital stock, at par	$10,218
Additional paid-in capital	1,386,782,612
Accumulated loss	(19,503,725)

Net Assets	$1,367,289,105

Net Asset Value Per Share—30 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$113,689,726	8,746,594	$13.00	*

C	$23,020,095	1,958,714	$11.75

Advisor	$1,200,516,197	89,249,899	$13.45

R	$261,969	20,896	$12.54

K	$13,063	1,001	$13.05

I	$29,788,055	2,205,425	$13.51

*	The maximum offering price per share for Class A shares was $13.58 which reflects a sales charge of 4.25%.

See notes to financial statements.

20 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

STATEMENT OF OPERATIONS

Six Months Ended December 31, 2023 (unaudited)

Investment Income
Dividends
Affiliated issuers	$12,382,479
Unaffiliated issuers (net of foreign taxes withheld of $14,679)	6,978,903
Interest	707,876
Securities lending income	7,178
Other income	14,900	$20,091,336

Expenses
Advisory fee (see Note B)	10,508,778
Distribution fee—Class A	138,999
Distribution fee—Class C	128,804
Distribution fee—Class R	839
Distribution fee—Class K	16
Transfer agency—Class A	41,391
Transfer agency—Class C	9,600
Transfer agency—Advisor Class	458,435
Transfer agency—Class R	272
Transfer agency—Class K	8
Transfer agency—Class I	3,112
Custody and accounting	110,484
Registration fees	59,081
Printing	49,630
Administrative	44,823
Audit and tax	27,610
Legal	24,536
Directors’ fees	17,595
Miscellaneous	56,806

Total operating expenses (see Note B)	11,680,819
Dividend expense on securities sold short and interest expense	762,226
Total expenses	12,443,045
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(314,230)
Less: expenses waived and reimbursed by the Distributor (see Note C)	(16)

Net expenses		12,128,799

Net investment income		7,962,537

See notes to financial statements.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 21

STATEMENT OF OPERATIONS (continued)

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	$17,195,788
Securities sold short	(448,260)
Futures	900,873
Swaps	(69,855)
Foreign currency transactions	(2,301)
Net change in unrealized appreciation (depreciation) of:
Investments	31,143,483
Securities sold short	825,008
Futures	73,769
Swaps	67,616
Foreign currency denominated assets and liabilities	(760)

Net gain on investment and foreign currency transactions	49,685,361

Net Increase in Net Assets from Operations	$57,647,898

See notes to financial statements.

22 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended December 31, 2023 (unaudited)	Year Ended June 30, 2023
Increase (Decrease) in Net Assets from Operations
Net investment income	$7,962,537	$12,307,701
Net realized gain (loss) on investment and foreign currency transactions	17,576,245	(77,763,758)
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	32,109,116	157,400,525
Contributions from Affiliates (see Note B)	– 0	–	1,423

Net increase in net assets from operations	57,647,898	91,945,891
Distributions to Shareholders
Class A	(1,315,580)	(7,181,596)
Class C	(3,075)	(2,663,715)
Advisor Class	(16,225,563)	(86,213,866)
Class R	(3,225)	(21,199)
Class K	(172)	(804)
Class I	(446,677)	(1,890,529)
Capital Stock Transactions
Net decrease	(126,181,802)	(244,508,240)

Total decrease	(86,528,196)	(250,534,058)
Net Assets
Beginning of period	1,453,817,301	1,704,351,359

End of period	$1,367,289,105	$1,453,817,301

See notes to financial statements.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 23

NOTES TO FINANCIAL STATEMENTS

December 31, 2023 (unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 11 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Select US Long/Short Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class T, Class 1 and Class 2 shares. Class B, Class T, Class 1 and Class 2 shares have not been issued. At a meeting held on October 31-November 2, 2023, the Company’s Board of Directors (the “Board”) approved the discontinuance of the offering of Class K and Class R shares of the Fund to new investors and the liquidation of the assets corresponding to such classes. The Fund expects to make liquidating distributions to shareholders in these classes based on net asset value by July 31, 2024. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 10 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures

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approved by and under the oversight of the Board. Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

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NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized

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modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2023:

Investments in Securities:	Level 1		Level 2			Level 3		Total
Assets:
Common Stocks:
Information Technology	$202,118,198		$	– 0	–	$3,079,233		$205,197,431
Financials	132,583,890			– 0	–	527,627		133,111,517
Health Care	109,639,479			– 0	–	– 0	–	109,639,479
Communication Services	95,419,610			– 0	–	– 0	–	95,419,610
Industrials	76,465,553			– 0	–	– 0	–	76,465,553
Consumer Discretionary	63,771,110			– 0	–	– 0	–	63,771,110
Energy	52,923,277			– 0	–	– 0	–	52,923,277
Consumer Staples	41,384,623			– 0	–	– 0	–	41,384,623
Utilities	17,847,081			– 0	–	– 0	–	17,847,081
Materials	7,369,573			– 0	–	– 0	–	7,369,573
Warrants	– 0	–		– 0	–	0	(a)	– 0	–
Rights	– 0	–		– 0	–	0	(a)	– 0	–
Short-Term Investments	436,146,071			– 0	–	– 0	–	436,146,071

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1	Level 2	Level 3	Total
Liabilities:
Common Stocks:
Financials	$(4,052,757)	$	– 0	–	$	– 0	–	$(4,052,757)
Real Estate	(3,317,551)	– 0	–	– 0	–	(3,317,551)
Industrials	(2,742,157)	– 0	–	– 0	–	(2,742,157)
Consumer Discretionary	(2,468,030)	– 0	–	– 0	–	(2,468,030)
Information Technology	(1,622,580)	– 0	–	– 0	–	(1,622,580)
Communication Services	(1,583,065)	– 0	–	– 0	–	(1,583,065)
Health Care	(952,592)	– 0	–	– 0	–	(952,592)
Investment Companies	(13,809,515)	– 0	–	– 0	–	(13,809,515)

Total Investments in Securities	1,205,120,218	– 0	–	3,606,860	(a)	1,208,727,078
Other Financial Instruments(b):
Assets	– 0	–	– 0	–	– 0	–	– 0	–
Liabilities:
Futures	(74,627)	– 0	–	– 0	–	(74,627	)(c)

Total	$1,205,045,591	$	– 0	–	$3,606,860	(a)	$1,208,652,451

(a)	The Fund held securities with zero market value at period end.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

(c)

Only variation margin receivable (payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized

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currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

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NOTES TO FINANCIAL STATEMENTS (continued)

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1.50% of the first $2.5 billion and 1.475% thereafter of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding dividend expense, borrowing costs and brokerage expense on securities sold short) on an annual basis (the “Expense Caps”) to 1.90%, 2.65%, 1.65%, 2.15%, 1.90% and 1.65%, of average daily net assets for Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. For the six months ended December 31, 2023, such reimbursements/waivers amounted to $103. The Expense Caps may not be terminated by the Adviser before October 31, 2024.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended December 31, 2023, the reimbursement for such services amounted to $44,823.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $94,286 for the six months ended December 31, 2023.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,143 from the sale of Class A shares and received $0 and $387 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended December 31, 2023.

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The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended December 31, 2023, such waiver amounted to $314,081.

A summary of the Fund’s transactions in AB mutual funds for the six months ended December 31, 2023 is as follows:

Fund	Market Value 6/30/23 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/23 (000)		Dividend Income (000)
Government Money Market Portfolio	$388,787		$548,915	$501,556	$436,146		$12,382
Government Money Market Portfolio*	– 0	–	7,466	7,466	– 0	–	0	**

Total					$436,146		$12,382

*	Investments of cash collateral for securities lending transactions (see Note E).

**	Amount is less than $500.

During the year ended June 30, 2023, the Adviser reimbursed the Fund $1,423 for trading losses incurred due to a trade entry error.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the 1940 Act. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares, and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. Payments under the Agreement in respect of

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NOTES TO FINANCIAL STATEMENTS (continued)

Class A shares are currently limited to an annual rate of .25% of Class A shares’ average daily net assets. As of September 1, 2021, with respect to Class K shares, payments to the Distributor are voluntarily being limited to 0% of the average daily net assets attributable to Class K shares. For the six months ended December 31, 2023, such waivers amounted to $16. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $1,694,076, $8,873 and $0 for Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended December 31, 2023, were as follows:

Purchases	Sales	Securities Sold Short	Covers on Securities Sold Short
$ 968,259,560	$1,270,319,415	$117,433,782	$153,530,395

There were no purchases or sales of U.S. government and government agency obligations for the six months ended December 31, 2023.

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross Unrealized		Net Unrealized Appreciation on Investments	Net Unrealized Depreciation on Securities Sold Short		Net Unrealized Appreciation
Appreciation on Investments	Depreciation on Investments
$137,581,266	$(2,386,372)	$135,194,894	$(662,100	)(a)	$134,532,794

(a)	Gross unrealized appreciation was $1,388,179 and gross unrealized depreciation was $(2,050,279), resulting in net unrealized depreciation of $(662,100).

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1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

During the six months ended December 31, 2023, the Fund held futures for hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining

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NOTES TO FINANCIAL STATEMENTS (continued)

market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in

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exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended December 31, 2023, the Fund held total return swaps for hedging purposes.

During the six months ended December 31, 2023, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts			Payable for variation margin on futures	$74,627	*

Total				$74,627

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities.

This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation (depreciation) of futures	$900,873	$73,769

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(69,855)	67,616

Total		$831,018	$141,385

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended December 31, 2023:

Futures:
Average notional amount of sale contracts	$14,771,547
Total Return Swaps:
Average notional amount	$1,318,799	(a)

(a)	Positions were open for one month during the period.

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NOTES TO FINANCIAL STATEMENTS (continued)

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Short Sales

The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of settlement. The Fund’s obligation to replace the securities borrowed in connection with a short sale will be fully secured by collateral deposited with the broker. The Fund is liable to the buyer for any dividends/interest payable on securities while those securities are in a short position. These dividends/interest are recorded as an expense of the Fund. Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. If the Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If

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NOTES TO FINANCIAL STATEMENTS (continued)

the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the six months ended December 31, 2023 is as follows:

										Government Money Market Portfolio
Market Value of Securities on Loan*			Cash Collateral*			Market Value of Non-Cash Collateral*			Income from Borrowers	Income Earned	Advisory Fee Waived
$	– 0	–	$	– 0	–	$	– 0	–	$6,876	$302	$46

*	As of December 31, 2023.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended December 31, 2023 (unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (unaudited)	Year Ended June 30, 2023

Class A
Shares sold	642,399	1,242,633	$8,068,701	$15,393,074

Shares issued in reinvestment of dividends and distributions	83,194	498,314	1,054,070	5,969,809

Shares converted from Class C	308,556	965,472	3,895,244	12,027,336

Shares redeemed	(1,019,106)	(3,333,427)	(12,907,594)	(41,325,185)

Net increase (decrease)	15,043	(627,008)	$110,421	$(7,934,966)

Class C
Shares sold	20,866	316,857	$237,020	$3,616,227

Shares issued in reinvestment of dividends and distributions	225	232,910	2,574	2,513,095

Shares converted to Class A	(344,000)	(1,067,888)	(3,895,244)	(12,027,336)

Shares redeemed	(251,861)	(827,158)	(2,864,008)	(9,103,555)

Net decrease	(574,770)	(1,345,279)	$(6,519,658)	$(15,001,569)

Advisor Class
Shares sold	7,160,739	29,490,829	$93,813,124	$378,722,501

Shares issued in reinvestment of dividends and distributions	849,950	5,058,430	11,134,343	62,673,949

Shares redeemed	(16,985,113)	(51,659,536)	(222,117,603)	(660,132,340)

Net decrease	(8,974,424)	(17,110,277)	$(117,170,136)	$(218,735,890)

Class R
Shares sold	441	22,781	$5,263	$284,776

Shares issued in reinvestment of dividends and distributions	264	1,834	3,225	21,198

Shares redeemed	(8,877)	(19,628)	(110,252)	(240,272)

Net increase (decrease)	(8,172)	4,987	$(101,764)	$65,702

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares		Amount
	Six Months Ended December 31, 2023 (unaudited)	Year Ended June 30, 2023	Six Months Ended December 31, 2023 (unaudited)	Year Ended June 30, 2023

Class I
Shares sold	111,219	152,512	$1,485,078	$1,974,859

Shares issued in reinvestment of dividends and distributions	33,895	151,496	446,055	1,884,613

Shares redeemed	(335,147)	(515,377)	(4,431,798)	(6,760,989)

Net decrease	(190,033)	(211,369)	$(2,500,665)	$(2,901,517)

There were no transactions in capital shares for Class K for the six months ended December 31, 2023 and the year ended June 30, 2023.

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the market generally.

Short Sale Risk—Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

Derivatives Risk—Derivatives may be difficult to price or unwind and leveraged so that small changes may produce disproportionate losses for the Fund. A short position in a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying asset, reference rate or index, which could cause the Fund to suffer a potentially unlimited loss. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund.

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NOTES TO FINANCIAL STATEMENTS (continued)

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in these companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Active Trading Risk—The Fund expects to engage in active and frequent trading of its portfolio securities and its portfolio turnover rate is expected to greatly exceed 100%. A higher rate of portfolio turnover increases transaction costs, which may negatively affect the Fund’s return. In addition, a high rate of portfolio turnover may result in substantial short-term gains, which may have adverse tax consequences for Fund shareholders.

IPO Risk—Securities purchased in an IPO may be subject to substantial price volatility due to one or more factors such as unseasoned trading in the securities, the lack of investor knowledge of the issuer, the lack of an operating history of the issuer, and the dependence of the issuer on key personnel, suppliers or a limited number of customers.

LIBOR Replacement Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that recently transitioned from the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. LIBOR’s administrator, ICE Benchmark Administration, ceased publishing most LIBOR settings (including some U.S. LIBOR settings) by the end of 2021 and the remaining (and most widely used) U.S. Dollar LIBOR settings after June 30, 2023. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will permit the use of synthetic U.S. Dollar LIBOR rates for non-U.S. contracts through September 30, 2024, but any such rates would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. There is no assurance that the

40 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

composition or characteristics of SOFR or any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that the market for SOFR-linked financial instruments will have the same volume or liquidity as did the market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability. Neither the long-term effects of the LIBOR transition process nor its ultimate success can yet be known.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended December 31, 2023.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending June 30, 2024 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended June 30, 2023 and June 30, 2022 were as follows:

	2023	2022
Distributions paid from:
Ordinary income	$49,429,073	$124,544,283
Net long-term capital gains	48,542,636	50,030,695

Total taxable distributions paid	$97,971,709	$174,574,978

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NOTES TO FINANCIAL STATEMENTS (continued)

As of June 30, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$9,922,039
Accumulated capital and other losses	(42,217,293	)(a)
Unrealized appreciation (depreciation)	(26,862,077	)(b)

Total accumulated earnings (deficit)	$(59,157,331)

(a)	As of June 30, 2023, the Fund had a net capital loss carryforward of $42,217,293.

(b)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of swaps, and the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2023, the Fund had a net short-term capital loss carryforward of $6,626,234 and a net long-term capital loss carryforward of $35,591,059, which may be carried forward for an indefinite period.

NOTE J

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

42 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended December 31, 2023 (unaudited)	Year Ended June 30,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 12.62	$ 12.67	$ 14.91	$ 12.48	$ 12.54	$ 12.86

Income From Investment Operations

Net investment income (loss)(a)(b)	.06	.07	(.11)	(.12)	(.04)	(.00	)(c)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.47	.68	(.39)	3.14	.42	.69

Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.00	(c)	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.53	.75	(.50)	3.02	.38	.69

Less: Dividends and Distributions

Dividends from net investment income	(.15)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Distributions from net realized gain on investment transactions	– 0	–	(.80)	(1.74)	(.59)	(.44)	(1.01)

Total dividends and distributions	(.15)	(.80)	(1.74)	(.59)	(.44)	(1.01)

Net asset value, end of period	$ 13.00	$ 12.62	$ 12.67	$ 14.91	$ 12.48	$ 12.54

Total Return

Total investment return based on net asset value(d)*	4.32%	6.20%	(4.49)%	24.80%	3.11%	5.93%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$113,690	$110,152	$118,590	$111,374	$83,866	$89,337

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.95	%^	1.91%	1.83%	1.86%	1.91%	1.91%

Expenses, before waivers/reimbursements(e)(f)‡	1.99	%^	1.95%	1.86%	1.88%	1.94%	1.94%

Net investment income (loss)(b)	.94	%^	.58%	(.78)%	(.90)%	(.28)%	(.00	)%(g)

Portfolio turnover rate (excluding securities sold short)	108%	372%	242%	181%	191%	253%

Portfolio turnover rate (including securities sold short)	119%	382%	243%	181%	207%	266%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying

portfolios	.05	%^	.05%	.03%	.02%	.04%	.04%

See footnote summary on page 49.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 43

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended December 31, 2023 (unaudited)	Year Ended June 30,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 11.32	$ 11.53	$ 13.82	$ 11.68	$ 11.85	$ 12.30

Income From Investment Operations

Net investment income (loss)(a)(b)	.01	(.02)	(.20)	(.21)	(.12)	(.09)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.42	.61	(.35)	2.94	.39	.65

Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.00	(c)	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.43	.59	(.55)	2.73	.27	.56

Less: Dividends and Distributions

Dividends from net investment income	(.00	)(c)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Distributions from net realized gain on investment transactions	– 0	–	(.80)	(1.74)	(.59)	(.44)	(1.01)

Total dividends and distributions	(.00	)(c)	(.80)	(1.74)	(.59)	(.44)	(1.01)

Net asset value, end of period	$ 11.75	$ 11.32	$ 11.53	$ 13.82	$ 11.68	$ 11.85

Total Return

Total investment return based on net asset value(d)*	3.81%	5.49%	(5.18)%	23.91%	2.25%	5.11%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$23,020	$28,672	$44,732	$59,740	$64,205	$86,097

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	2.69	%^	2.65%	2.58%	2.61%	2.66%	2.66%

Expenses, before waivers/reimbursements(e)(f)‡	2.74	%^	2.69%	2.61%	2.63%	2.69%	2.69%

Net investment income (loss)(b)	.16	%^	(.21)%	(1.54)%	(1.65)%	(1.01)%	(.76)%

Portfolio turnover rate (excluding securities sold short)	108%	372%	242%	181%	191%	253%

Portfolio turnover rate (including securities sold short)	119%	382%	243%	181%	207%	266%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying

portfolios	.05	%^	.05%	.03%	.02%	.04%	.04%

See footnote summary on page 49.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended December 31, 2023 (unaudited)	Year Ended June 30,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 13.06	$ 13.06	$ 15.29	$ 12.74	$ 12.78	$ 13.06

Income From Investment Operations

Net investment income (loss)(a)(b)	.08	.11	(.08)	(.09)	(.00	)(c)	.03

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.49	.69	(.41)	3.23	.42	.70

Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.00	(c)	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.57	.80	(.49)	3.14	.42	.73

Less: Dividends and Distributions

Dividends from net investment income	(.18)	– 0	–	– 0	–	– 0	–	(.02)	– 0	–

Distributions from net realized gain on investment transactions	– 0	–	(.80)	(1.74)	(.59)	(.44)	(1.01)

Total dividends and distributions	(.18)	(.80)	(1.74)	(.59)	(.46)	(1.01)

Net asset value, end of period	$ 13.45	$ 13.06	$ 13.06	$ 15.29	$ 12.74	$ 12.78

Total Return

Total investment return based on net asset value(d)*	4.41%	6.49%	(4.24)%	25.17%	3.27%	6.24%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,200,516	$1,283,192	$1,506,544	$1,202,820	$876,972	$902,381

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.69	%^	1.65%	1.58%	1.61%	1.66%	1.66%

Expenses, before waivers/reimbursements(e)(f)‡	1.74	%^	1.70%	1.61%	1.63%	1.69%	1.69%

Net investment income (loss)(b)	1.17	%^	.82%	(.53)%	(.65)%	(.03)%	.24%

Portfolio turnover rate (excluding securities sold short)	108%	372%	242%	181%	191%	253%

Portfolio turnover rate (including securities sold short)	119%	382%	243%	181%	207%	266%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying

portfolios	.05	%^	.05%	.03%	.02%	.04%	.04%

See footnote summary on page 49.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended December 31, 2023 (unaudited)	Year Ended June 30,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 12.16	$ 12.27	$ 14.53	$ 12.20	$ 12.30	$ 12.67

Income From Investment Operations

Net investment income (loss)(a)(b)	.04	.04	(.15)	(.16)	(.06)	(.03)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.46	.65	(.37)	3.08	.40	.67

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	.00	(c)	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.50	.69	(.52)	2.92	.34	.64

Less: Dividends and Distributions

Dividends from net investment income	(.12)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Distributions from net realized gain on investment transactions	– 0	–	(.80)	(1.74)	(.59)	(.44)	(1.01)

Total dividends and distributions	(.12)	(.80)	(1.74)	(.59)	(.44)	(1.01)

Net asset value, end of period	$ 12.54	$ 12.16	$ 12.27	$ 14.53	$ 12.20	$ 12.30

Total Return

Total investment return based on net asset value(d)*	4.10%	5.99%	(4.76)%	24.55%	2.75%	5.69%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$262	$353	$295	$293	$213	$283

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	2.22	%^	2.18%	2.13%	2.13%	2.16%	2.16%

Expenses, before waivers/reimbursements(e)(f)‡	2.32	%^	2.36%	2.19%	2.18%	2.20%	2.34%

Net investment income (loss)(b)	.66	%^	.33%	(1.08)%	(1.17)%	(.51)%	(.28)%

Portfolio turnover rate (excluding securities sold short)	108%	372%	242%	181%	191%	253%

Portfolio turnover rate (including securities sold short)	119%	382%	243%	181%	207%	266%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying

portfolios	.05	%^	.05%	.03%	.02%	.04%	.04%

See footnote summary on page 49.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended December 31, 2023 (unaudited)	Year Ended June 30,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 12.68	$ 12.71	$ 14.92	$ 12.48	$ 12.54	$ 12.86

Income From Investment Operations

Net investment income (loss)(a)(b)	.07	.09	(.08)	(.12)	(.04)	(.00	)(c)

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.47	.68	(.39)	3.15	.42	.69

Contributions from Affiliates	– 0	–	– 0	–	.00	(c)	.00	(c)	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.54	.77	(.47)	3.03	.38	.69

Less: Dividends and Distributions

Dividends from net investment income	(.17)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Distributions from net realized gain on investment transactions	– 0	–	(.80)	(1.74)	(.59)	(.44)	(1.01)

Total dividends and distributions	(.17)	(.80)	(1.74)	(.59)	(.44)	(1.01)

Net asset value, end of period	$ 13.05	$ 12.68	$ 12.71	$ 14.92	$ 12.48	$ 12.54

Total Return

Total investment return based on net asset value(d)*	4.30%	6.43%	(4.20)%	24.80%	3.11%	5.93%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$13	$13	$13	$15	$12	$13

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.72	%^	1.74%	1.59%	1.83%	1.92%	1.92%

Expenses, before waivers/reimbursements(e)(f)‡	2.02	%^	2.03%	1.83%	1.85%	1.96%	2.05%

Net investment income (loss)(b)	1.14	%^	.76%	(.54)%	(.86)%	(.31)%	(.02)%

Portfolio turnover rate (excluding securities sold short)	108%	372%	242%	181%	191%	253%

Portfolio turnover rate (including securities sold short)	119%	382%	243%	181%	207%	266%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying

portfolios	.05	%^	.05%	.03%	.02%	.04%	.04%

See footnote summary on page 49.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 47

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended December 31, 2023 (unaudited)	Year Ended June 30,
2023	2022	2021	2020	2019

Net asset value, beginning of period	$ 13.12	$ 13.11	$ 15.33	$ 12.78	$ 12.81	$ 13.09

Income From Investment Operations

Net investment income (loss)(a)(b)	.08	.11	(.07)	(.09)	.00	(c)	.04

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.50	.70	(.41)	3.23	.44	.69

Contributions from Affiliates	– 0	–	.00	(c)	.00	(c)	.00	(c)	.00	(c)	– 0	–

Net increase (decrease) in net asset value from operations	.58	.81	(.48)	3.14	.44	.73

Less: Dividends and Distributions

Dividends from net investment income	(.19)	– 0	–	– 0	–	– 0	–	(.03)	– 0	–

Distributions from net realized gain on investment transactions	– 0	–	(.80)	(1.74)	(.59)	(.44)	(1.01)

Total dividends and distributions	(.19)	(.80)	(1.74)	(.59)	(.47)	(1.01)

Net asset value, end of period	$ 13.51	$ 13.12	$ 13.11	$ 15.33	$ 12.78	$ 12.81

Total Return

Total investment return based on net asset value(d)*	4.46%	6.54%	(4.22)%	25.17%	3.37%	6.22%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$29,788	$31,435	$34,177	$38,385	$16,674	$18,422

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(e)(f)‡	1.64	%^	1.60%	1.55%	1.60%	1.62%	1.61%

Expenses, before waivers/reimbursements(e)(f)‡	1.68	%^	1.65%	1.57%	1.62%	1.66%	1.65%

Net investment income (loss)(b)	1.24	%^	.89%	(.50)%	(.64)%	.01%	.31%

Portfolio turnover rate (excluding securities sold short)	108%	372%	242%	181%	191%	253%

Portfolio turnover rate (including securities sold short)	119%	382%	243%	181%	207%	266%

‡ Expense ratios exclude the estimated acquired fund fees of the affiliated/unaffiliated underlying

portfolios	.05	%^	.05%	.03%	.02%	.04%	.04%

See footnote summary on page 49.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)	Net of expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude non-operating expenses:

	Six Months Ended December 31, 2023 (unaudited)		Year Ended June 30,
			2023	2022	2021	2020	2019

Class A
Net of waivers/reimbursements	1.84	%^	1.84%	1.83%	1.85%	1.86%	1.85%
Before waivers/reimbursements	1.88	%^	1.88%	1.85%	1.88%	1.89%	1.89%
Class C
Net of waivers/reimbursements	2.58	%^	2.58%	2.57%	2.60%	2.60%	2.60%
Before waivers/reimbursements	2.63	%^	2.63%	2.60%	2.63%	2.64%	2.64%
Advisor Class
Net of waivers/reimbursements	1.59	%^	1.59%	1.58%	1.60%	1.61%	1.61%
Before waivers/reimbursements	1.63	%^	1.63%	1.61%	1.63%	1.64%	1.64%
Class R
Net of waivers/reimbursements	2.11	%^	2.10%	2.12%	2.13%	2.11%	2.12%
Before waivers/reimbursements	2.21	%^	2.29%	2.18%	2.18%	2.15%	2.29%
Class K
Net of waivers/reimbursements	1.61	%^	1.66%	1.59%	1.83%	1.87%	1.86%
Before waivers/reimbursements	1.91	%^	1.96%	1.82%	1.85%	1.91%	2.00%
Class I
Net of waivers/reimbursements	1.53	%^	1.53%	1.54%	1.60%	1.57%	1.55%
Before waivers/reimbursements	1.57	%^	1.57%	1.57%	1.62%	1.61%	1.59%

(f)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the six months ended December 31, 2023 and the years ended June 30, 2023, June 30, 2022, June 30, 2021, June 30, 2020 and June 30, 2019, such waiver amounted to .04% (annualized), .05%, .03%, .03%, .04% and .03%, respectively.

(g)	Less than 0.005%.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the year ended June 30, 2020 by .03%.

^	Annualized.

See notes to financial statements.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 49

BOARD OF DIRECTORS

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1) Emilie D. Wrapp, Advisory Board Member

OFFICERS

Kurt A. Feuerman(2), Vice President Anthony Nappo(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Stephen M. Woetzel, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

One Congress Street

Suite 1

Boston, MA 02114

Principal Underwriter

AllianceBernstein Investments, Inc.
501 Commerce Street
Nashville, TN 37203

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP
One Manhattan West

New York, NY 10001

Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278
Toll-Free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Select Equity Portfolios Investment Team. Messrs. Feuerman and Nappo are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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Operation and Effectiveness of the Fund’s Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2024, which covered the period January 1, 2023 through December 31, 2023 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Fund’s LRMP is adequately designed, has been implemented as intended,

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 51

and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Select US Long/Short Portfolio (the “Fund”) at a meeting held in-person on May 2-4, 2023 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 53

judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2021 and 2022 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

54 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Advisor Class shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Advisor Class shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2023 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and discussed with the Adviser the reasons it was above the median. The directors also took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 55

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Advisor Class shares of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Advisor Class expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s expense ratio was above a median. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

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Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains a breakpoint that reduces the fee rate on assets above a specified level. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed the breakpoint in the future.

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 57

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Low Volatility Equity Portfolio1

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Short Duration High Yield Portfolio1

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Conservative Buffer ETF

Core Plus Bond ETF

Corporate Bond ETF

Disruptors ETF

High Yield ETF

Tax-Aware Intermediate Municipal ETF

Tax-Aware Long Municipal ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Large Cap Strategic Equities ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 5, 2023, International Low Volatility Equity Portfolio was named International Strategic Core Portfolio and Short Duration High Yield Portfolio was named Limited Duration High Income Portfolio.

58 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

NOTES

abfunds.com	AB SELECT US LONG/SHORT PORTFOLIO | 59

NOTES

60 | AB SELECT US LONG/SHORT PORTFOLIO	abfunds.com

AB SELECT US LONG/SHORT PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

SULS-0152-1223

DEC 12.31.23

SEMI-ANNUAL REPORT

AB SUSTAINABLE US THEMATIC PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We’re pleased to provide this report for the AB Sustainable US Thematic Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

At AB, we’re striving to help our clients achieve better outcomes by:

+	Fostering diverse perspectives that give us a distinctive approach to navigating global capital markets

+	Applying differentiated investment insights through a connected global research network

+	Embracing innovation to design better ways to invest and leading-edge mutual-fund solutions

Whether you’re an individual investor or a multibillion-dollar institution, we’re putting our knowledge and experience to work for you every day.

For more information about AB’s comprehensive range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in AB mutual funds—and for placing your trust in our firm.

Sincerely,

Onur Erzan

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB SUSTAINABLE US THEMATIC PORTFOLIO | 1

SEMI-ANNUAL REPORT

February 6, 2024

This report provides management’s discussion of fund performance for the AB Sustainable US Thematic Portfolio for the semi-annual reporting period ended December 31, 2023.

The Fund’s investment objective is long-term growth of capital.

NAV RETURNS AS OF DECEMBER 31, 2023 (unaudited)

	6 Months	12 Months

AB SUSTAINABLE US THEMATIC PORTFOLIO

Class A Shares	5.83%	20.58%

Class C Shares	5.37%	19.62%

Advisor Class Shares[1]	5.88%	20.83%

Class Z Shares[1]	5.93%	20.82%

S&P 500 Index	8.04%	26.29%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Standard and Poor’s (“S&P”) 500 Index, for the six- and 12-month periods ended December 31, 2023.

All share classes of the Fund underperformed the benchmark for both periods, before sales charges. For the six-month period, both security and sector selection detracted from performance, relative to the benchmark. Security selection within industrials and health care detracted the most, while selection within technology and consumer discretionary contributed. Regarding sector selection, contributions from an overweight to technology and an underweight to energy were offset by an underweight to communication services and an overweight to health care, which detracted. From a theme perspective, Health detracted, while Climate and Empowerment contributed.

For the 12-month period, security selection drove underperformance. Security selection within technology detracted the most, while selection within health care contributed. Sector selection was also negative. Losses from an underweight to communication services and an overweight to health care were partially offset by contributions from an overweight to

2 | AB SUSTAINABLE US THEMATIC PORTFOLIO	abfunds.com

technology and an underweight to energy. From a theme perspective, Health detracted, while Climate and Empowerment contributed.

The Climate theme consists of companies that improve overall resource efficiency and provide environmentally positive solutions in fields such as energy production, manufacturing, construction, transportation, agriculture and sanitation. The Health theme consists of companies that develop innovative health treatments and therapies, broaden access to high-quality and affordable care, ensure a steady supply of nutritious food and clean water, and promote overall physical and emotional well-being. The Empowerment theme consists of companies that provide the physical, financial and technological infrastructure and services that allow more people to gain control of their lives by enabling sustainable economic development, employment growth, poverty eradication, knowledge sharing and social inclusion.

The Fund did not use derivatives during either period.

MARKET REVIEW AND INVESTMENT STRATEGY

US, international and emerging-market stocks rose during the six-month period ended December 31, 2023. Global central banks—led by the US Federal Reserve—began to pause rate hikes, but equity markets continued to experience bouts of volatility as hawkish rhetoric indicated that rates would likely stay higher for longer to sustainably rein in inflation. Later in the period, stronger-than-expected third-quarter economic growth triggered a rapid rise in bond yields—especially the 10-year US Treasury note, which briefly crossed the 5% threshold for the first time in 16 years. Headwinds from higher Treasury yields, conflict in the Middle East and mixed third-quarter earnings weighed on investor sentiment globally and briefly sent all major indices into correction territory in October. Equity markets rallied sharply during November and December, as optimism rose that the US Federal Reserve would begin to cut interest rates in 2024—both earlier and more than previously anticipated. Although US mega-cap technology stocks drove returns through much of the year, the rally broadened considerably during the fourth quarter as soft-landing expectations in the US continued to be underpinned by cooling inflation and moderating economic growth. Within large-cap markets, both growth- and value-oriented stocks rose, but growth outperformed value, led by the technology sector and artificial intelligence optimism. Large-cap stocks narrowly outperformed small-cap stocks, although both rose in absolute terms.

The Fund’s Senior Investment Management Team (the “Team”) seeks to capitalize on long-term sustainable investment themes that impact multiple industries. The Team targets US companies with strong environmental, social and governance (“ESG”) practices using a combination of bottom-up and top-down research. The Team’s approach to building a sustainable portfolio with attractive financial return potential is to invest in companies aligned with the United Nations Sustainable Development Goals (“SDGs”),

abfunds.com	AB SUSTAINABLE US THEMATIC PORTFOLIO | 3

which 193 nations have committed to advancing. The estimated cost to achieve these goals between 2016 and 2030 is $90 trillion, creating substantial opportunity for investment in companies aligned with these goals.

INVESTMENT POLICIES

The Fund pursues opportunistic growth by investing primarily in a portfolio of US companies whose business activities the Adviser believes position the issuer to benefit from certain environmentally or socially oriented sustainable investment themes that align with one or more of the SDGs. These themes principally include the advancement of health, climate and empowerment. Under normal conditions, the Fund invests at least 80% of its net assets in equity securities of US companies that satisfy the Fund’s sustainable thematic criteria. A company that derives at least 25% of its total revenues from activities consistent with the achievement of the SDGs meets such criteria, although many of the companies in which the Fund invests will derive a much greater portion of their revenues from such activities.

The Adviser employs a combination of “top-down” and “bottom-up” investment processes with the goal of identifying, based on its internal research and analysis, the most attractive securities of US companies that fit into sustainable investment themes. First, the Adviser identifies through its “top-down” process the sustainable investment themes. In addition to this “top-down” thematic approach, the Adviser then uses a “bottom-up” analysis of individual companies that focuses on prospective earnings growth, valuation and quality of company management and on evaluating a company’s risks, including those related to ESG factors. ESG factors, which can vary across companies and industries, may include environmental impact, corporate governance, ethical business practices, diversity and employee practices, product safety, supply chain management and community impact. Eligible investments include securities of issuers that the Adviser believes will maximize total return while also contributing to positive societal impact aligned with one or more SDGs. While the Adviser emphasizes focusing on individual companies with favorable ESG attributes over the use of broad-based negative screens (e.g., disqualifying business activities) in assessing a company’s exposure to ESG factors, the Fund will not invest in companies that derive revenue from direct involvement in adult entertainment, alcohol, coal, controversial weapons, firearms, gambling, genetically modified organisms, military contracting, prisons or tobacco.

The Adviser normally considers a universe of primarily US mid- to large-capitalization companies for investment. The Adviser expects that normally the Fund’s portfolio will emphasize investments in securities issued by US companies, although it may invest in foreign securities.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The S&P 500® Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500 Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the market generally.

Sector Risk: The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

ESG Risk: Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and, therefore, the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. Furthermore, ESG and sustainability criteria are not uniformly defined, and the Fund’s ESG and sustainability criteria may differ from those used by other funds. In addition, in evaluating an investment, the Adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG and sustainability factors relevant to a particular investment.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

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DISCLOSURES AND RISKS (continued)

Capitalization Risk: Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. Prior to January 1, 2022, the Fund was subject to a performance-based, or fulcrum, advisory fee. Accordingly, performance information shown reflects performance fee adjustments and would have been different if the Fund had been managed under the current advisory fee arrangement.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE SEMI-ANNUAL RETURNS AS OF DECEMBER 31, 2023 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	20.58%	15.42%

Since Inception[1]	1.94%	-0.34%

CLASS C SHARES

1 Year	19.62%	18.62%

Since Inception[1]	8.28%	8.28%

ADVISOR CLASS SHARES[2]

1 Year	20.83%	20.83%

5 Years	16.37%	16.37%

Since Inception[1]	13.48%	13.48%

CLASS Z SHARES[2]

1 Year	20.82%	20.82%

Since Inception[1]	2.14%	2.14%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.19%, 2.11%, 1.00% and 0.76% for Class A, Class C, Advisor Class and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements reduced the Fund’s total annual operating expense ratios (excluding acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) to 0.90%, 1.65%, 0.65% and 0.65% for Class A, Class C, Advisor Class and Class Z shares, respectively. These waivers/reimbursements may not be terminated before October 31, 2024, and may be extended by the Adviser for one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception dates: 6/28/2017 for Advisor Class shares; 1/31/2022 for Class A and Class Z shares; 4/29/2022 for Class C shares.

2

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

DECEMBER 31, 2023 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	15.42%

Since Inception[1]	-0.34%

CLASS C SHARES

1 Year	18.62%

Since Inception[1]	8.28%

ADVISOR CLASS SHARES[2]

1 Year	20.83%

5 Years	16.37%

Since Inception[1]	13.48%

CLASS Z SHARES[2]

1 Year	20.82%

Since Inception[1]	2.14%

1	Inception dates: 6/28/2017 for Advisor Class shares; 1/31/2022 for Class A and Class Z shares; 4/29/2022 for Class C shares.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,058.30	$4.60	0.89%	$4.66	0.90%
Hypothetical**	$1,000	$1,020.66	$4.52	0.89%	$4.57	0.90%
Class C
Actual	$1,000	$1,053.70	$8.52	1.65%	$8.52	1.65%
Hypothetical**	$1,000	$1,016.84	$8.36	1.65%	$8.36	1.65%
Advisor Class
Actual	$1,000	$1,058.80	$3.31	0.64%	$3.36	0.65%
Hypothetical**	$1,000	$1,021.92	$3.25	0.64%	$3.30	0.65%
Class Z
Actual	$1,000	$1,059.30	$3.31	0.64%	$3.36	0.65%
Hypothetical**	$1,000	$1,021.92	$3.25	0.64%	$3.30	0.65%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

+

In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

December 31, 2023 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $143.9

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets

Microsoft Corp.	$5,520,643	3.8%

Visa, Inc. – Class A	5,244,751	3.6

Veralto Corp.	4,446,893	3.1

NVIDIA Corp.	4,348,031	3.0

Aflac, Inc.	4,195,290	2.9

Intuit, Inc.	4,082,071	2.8

Keysight Technologies, Inc.	4,006,363	2.8

Waste Management, Inc.	3,818,412	2.7

Flex Ltd.	3,716,364	2.6

UnitedHealth Group, Inc.	3,713,719	2.6

	$43,092,537	29.9%

1	The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

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PORTFOLIO OF INVESTMENTS

December 31, 2023 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 97.8%
Information Technology – 33.6%
Electronic Equipment, Instruments & Components – 7.6%
Flex Ltd.(a)	122,008	$3,716,364
Keysight Technologies, Inc.(a)	25,183	4,006,363
TE Connectivity Ltd.	23,090	3,244,145

		10,966,872

IT Services – 2.6%
Accenture PLC – Class A	10,534	3,696,486

Semiconductors & Semiconductor Equipment – 9.1%
Advanced Micro Devices, Inc.(a)	12,291	1,811,816
Monolithic Power Systems, Inc.	3,833	2,417,780
NVIDIA Corp.	8,780	4,348,031
NXP Semiconductors NV	9,662	2,219,168
ON Semiconductor Corp.(a)	28,071	2,344,771

		13,141,566

Software – 14.3%
Adobe, Inc.(a)	5,356	3,195,390
Bentley Systems, Inc. – Class B	34,100	1,779,338
Fair Isaac Corp.(a)	2,659	3,095,103
Intuit, Inc.	6,531	4,082,071
Microsoft Corp.	14,681	5,520,643
Palo Alto Networks, Inc.(a)	9,581	2,825,245

		20,497,790

		48,302,714

Health Care – 21.0%
Health Care Equipment & Supplies – 6.0%
Alcon, Inc.	41,150	3,214,638
Becton Dickinson & Co.	11,566	2,820,137
STERIS PLC	11,854	2,606,102

		8,640,877

Health Care Providers & Services – 4.5%
Laboratory Corp. of America Holdings	11,712	2,662,021
UnitedHealth Group, Inc.	7,054	3,713,719

		6,375,740

Life Sciences Tools & Services – 8.6%
Bio-Rad Laboratories, Inc. – Class A(a)	4,788	1,545,998
Bruker Corp.	26,638	1,957,360
Danaher Corp.	13,535	3,131,187
ICON PLC(a)	12,417	3,514,880
West Pharmaceutical Services, Inc.	6,367	2,241,948

		12,391,373

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Pharmaceuticals – 1.9%
Johnson & Johnson	17,616	$2,761,132

		30,169,122

Industrials – 14.3%
Aerospace & Defense – 1.7%
Hexcel Corp.	33,462	2,467,822

Commercial Services & Supplies – 7.6%
Tetra Tech, Inc.	16,479	2,750,840
Veralto Corp.	54,059	4,446,893
Waste Management, Inc.	21,320	3,818,412

		11,016,145

Electrical Equipment – 1.5%
Rockwell Automation, Inc.	6,885	2,137,655

Machinery – 2.1%
Deere & Co.	7,467	2,985,829

Professional Services – 1.4%
Maximus, Inc.	23,932	2,006,938

		20,614,389

Financials – 11.3%
Capital Markets – 4.8%
Intercontinental Exchange, Inc.	24,805	3,185,706
MSCI, Inc.	6,517	3,686,341

		6,872,047

Financial Services – 3.6%
Visa, Inc. – Class A	20,145	5,244,751

Insurance – 2.9%
Aflac, Inc.	50,852	4,195,290

		16,312,088

Consumer Discretionary – 6.7%
Automobile Components – 2.4%
Aptiv PLC(a)	39,375	3,532,725

Household Durables – 2.5%
TopBuild Corp.(a)	9,605	3,594,767

Specialty Retail – 1.8%
Home Depot, Inc. (The)	7,363	2,551,648

		9,679,140

Consumer Staples – 5.8%
Household Products – 2.3%
Procter & Gamble Co. (The)	22,190	3,251,723

abfunds.com	AB SUSTAINABLE US THEMATIC PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Personal Care Products – 3.5%
Haleon PLC (ADR)(b)	228,005	$1,876,481
Unilever PLC (Sponsored ADR)	65,960	3,197,741

		5,074,222

		8,325,945

Utilities – 3.8%
Electric Utilities – 2.5%
NextEra Energy, Inc.	59,151	3,592,832

Water Utilities – 1.3%
American Water Works Co., Inc.	14,671	1,936,425

		5,529,257

Real Estate – 1.3%
Specialized REITs – 1.3%
SBA Communications Corp.	7,277	1,846,102

Total Common Stocks (cost $98,025,864)		140,778,757

SHORT-TERM INVESTMENTS – 2.2%
Investment Companies – 2.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.27%(c)(d)(e) (cost $3,158,321)	3,158,321	3,158,321

Total Investments Before Security Lending Collateral for Securities Loaned – 100.0% (cost $101,184,185)		143,937,078

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 0.2%
Investment Companies – 0.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 5.27%(c)(d)(e) (cost $258,570)	258,570	258,570

Total Investments – 100.2% (cost $101,442,755)		144,195,648
Other assets less liabilities – (0.2)%		(293,272)

Net Assets – 100.0%		$143,902,376

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PORTFOLIO OF INVESTMENTS (continued)

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	The rate shown represents the 7-day yield as of period end.

(d)	Affiliated investments.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

December 31, 2023 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $98,025,864)	$140,778,757	(a)
Affiliated issuers (cost $3,416,891—including investment of cash collateral for securities loaned of $258,570)	3,416,891
Receivable for capital stock sold	170,963
Unaffiliated dividends receivable	40,077
Receivable from Adviser	30,390
Affiliated dividends receivable	17,337

Total assets	144,454,415

Liabilities
Due to Custodian	6
Payable for collateral received on securities loaned	258,570
Advisory fee payable	65,233
Payable for capital stock redeemed	61,277
Custody and accounting fees payable	57,525
Administrative fee payable	17,350
Transfer Agent fee payable	4,105
Dividends payable	710
Distribution fee payable	168
Directors’ fee payable	20
Accrued expenses	87,075

Total liabilities	552,039

Net Assets	$143,902,376

Composition of Net Assets
Capital stock, at par	$812
Additional paid-in capital	100,107,458
Distributable earnings	43,794,106

	$143,902,376

Net Asset Value Per Share—11 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$704,899	39,823	$17.70	*

C	$28,019	1,596	$17.56

Advisor	$127,152,746	7,178,792	$17.71

Z	$16,016,712	903,916	$17.72

(a)	Includes securities on loan with a value of $251,838 (see Note E).

*	The maximum offering price per share for Class A shares was $18.49, which reflects a sales charge of 4.25%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Six Months Ended December 31, 2023 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $3,326)	$700,642
Affiliated issuers	148,498
Securities lending income	12,486
Other income	2,148	$863,774

Expenses
Advisory fee (see Note B)	382,580
Transfer agency—Class A	247
Transfer agency—Class C	47
Transfer agency—Advisor Class	51,991
Transfer agency—Class Z	1,604
Distribution fee—Class A	717
Distribution fee—Class C	132
Registration fees	40,359
Administrative	39,484
Custody and accounting	35,492
Audit and tax	24,539
Legal	23,639
Printing	17,674
Directors’ fees	9,381
Miscellaneous	7,730

Total expenses	635,616
Less: expenses waived and reimbursed by the Adviser (see Note B and Note E)	(186,736)

Net expenses		448,880

Net investment income		414,894

Realized and Unrealized Gain on Investment
Net realized gain on investment transactions		3,050,652
Net change in unrealized appreciation on investments		4,568,163

Net gain on investment		7,618,815

Net Increase in Net Assets from Operations		$8,033,709

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended December 31, 2023 (unaudited)	Year Ended June 30, 2023
Increase in Net Assets from Operations
Net investment income	$414,894	$646,248
Net realized gain on investment	3,050,652	5,357,763
Net change in unrealized appreciation on investments	4,568,163	15,740,336

Net increase in net assets from operations	8,033,709	21,744,347
Distributions to Shareholders
Class A	(23,184)	(9,222)
Class C	(846)	(2,869)
Advisor Class	(4,429,639)	(9,519,635)
Class Z	(571,275)	(783)
Capital Stock Transactions
Net increase (decrease)	(1,040,582)	20,431,177

Total increase	1,968,183	32,643,015
Net Assets
Beginning of period	141,934,193	109,291,178

End of period	$143,902,376	$141,934,193

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

December 31, 2023 (unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Company, which is a Maryland corporation, operates as a series company comprised of 11 portfolios currently in operation. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Sustainable US Thematic Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1, and Class 2 shares. Effective February 1, 2022, the Fund commenced offering of Class A and Class Z shares. Effective May 2, 2022, the Fund commenced offering of Class C shares. Class B, Class R, Class K, Class I, Class T, Class 1, and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Advisor Class and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All 11 classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Company’s Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the

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NOTES TO FINANCIAL STATEMENTS (continued)

“Adviser”) serves as the Company’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Company’s portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

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NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since

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NOTES TO FINANCIAL STATEMENTS (continued)

last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of December 31, 2023:

Investments in Securities	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks^	$140,778,757		$	– 0	–	$	– 0	–	$140,778,757
Short-Term Investments:
Investment Companies	3,158,321			– 0	–		– 0	–	3,158,321
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	258,570			– 0	–		– 0	–	258,570

Total Investments in Securities	144,195,648			– 0	–		– 0	–	144,195,648
Other Financial Instruments*	– 0	–		– 0	–		– 0	–	– 0	–

Total	$144,195,648		$	– 0	–	$	– 0	–	$144,195,648

^	See Portfolio of Investments for sector classifications.

*

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and

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NOTES TO FINANCIAL STATEMENTS (continued)

the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Fund amortizes premiums and accretes discounts as adjustments to interest income. The Fund accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

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NOTES TO FINANCIAL STATEMENTS (continued)

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the current investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .50% of the next $2.5 billion and .45% in excess of $5 billion of the Fund’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total expenses (other than acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Cap”) to .90%, 1.65%, .65% and .65% of daily average net assets for Class A, Class C, Advisor Class and Class Z shares, respectively. For the six months ended December 31, 2023, such reimbursements/waivers amounted to $182,609. The Expense Cap will remain in effect until October 31, 2024 and then may be continued thereafter from year to year by the Adviser.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended December 31, 2023, the reimbursement for such services amounted to $39,484.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $13,938 for the six months ended December 31, 2023.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $164 from the sale of Class A shares and received $0 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended December 31, 2023.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser had contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. Effective September 1, 2023, the Adviser has contractually agreed to waive .05% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .15%) until August 31, 2024. In connection with the investment by the Fund in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended December 31, 2023, such waiver amounted to $3,605.

A summary of the Fund’s transactions in AB mutual funds for the six months ended December 31, 2023 is as follows:

Fund	Market Value 6/30/23 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 12/31/23 (000)	Dividend Income (000)
Government Money Market Portfolio	$8,047	$21,119	$26,008	$3,158	$148
Government Money Market Portfolio*	1,996	21,943	23,680	259	11

Total				$3,417	$159

*	Investment of cash collateral for securities lending transactions (see Note E).

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the 1940 Act. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class and Class Z shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $796 for Class C shares. While such costs may be recovered from the Fund in future periods so long as

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NOTES TO FINANCIAL STATEMENTS (continued)

the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended December 31, 2023, were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$24,105,549		$24,971,679
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$43,428,040
Gross unrealized depreciation	(675,147)

Net unrealized appreciation	$42,752,893

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivative transactions for the six months ended December 31, 2023.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a

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NOTES TO FINANCIAL STATEMENTS (continued)

foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. If the Fund cannot sell or repledge any non-cash collateral, such collateral will not be reflected in the portfolio of investments. If a loan is collateralized by cash, the Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. If the Fund receives non-cash collateral, the Fund will receive a fee from the borrower generally equal to a negotiated percentage of the market value of the loaned securities. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any dividend income or other distributions from the securities; however, these distributions will not be afforded the same preferential tax treatment as qualified dividends. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. The collateral will be adjusted the next business day to maintain the required collateral amount. The amounts of securities lending income from the borrowers and Government Money Market Portfolio are reflected in the statement of operations. When the Fund earns net securities lending income from Government Money Market Portfolio, the income is inclusive of a rebate expense paid to the borrower. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio,

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NOTES TO FINANCIAL STATEMENTS (continued)

as borne indirectly by the Fund as an acquired fund fee and expense. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

A summary of the Fund’s transactions surrounding securities lending for the six months ended December 31, 2023 is as follows:

					Government Money Market Portfolio
Market Value of Securities on Loan*	Cash Collateral*	Market Value of Non-Cash Collateral*		Income from Borrowers	Income Earned	Advisory Fee Waived
$251,838	$258,570	$	– 0 –	$1,627	$10,859	$522

*	As of December 31, 2023.

NOTE F

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares				Amount
	Six Months Ended December 31, 2023 (unaudited)		Year Ended June 30, 2023		Six Months Ended December 31, 2023 (unaudited)		Year Ended June 30, 2023

Class A
Shares sold	20,655		19,977		$357,557		$337,166

Shares issued in reinvestment of dividends and distributions	1,030		549		17,214		8,452

Shares converted from Class C	0	(a)	0	(a)	0	(b)	1

Shares redeemed	(1,028)		(2,944)		(17,323)		(47,148)

Net increase	20,657		17,582		$357,448		$298,471

Class C
Shares sold	37		6,594		$610		$118,178

Shares issued in reinvestment of distributions	32		132		534		2,029

Shares converted to Class A	(0	)(a)	(0	)(a)	(0	)(b)	(1)

Shares redeemed	– 0	–	(8,589)		– 0	–	(142,511)

Net increase (decrease)	69		(1,863)		$1,144		$(22,305)

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NOTES TO FINANCIAL STATEMENTS (continued)

	Shares				Amount
	Six Months Ended December 31, 2023 (unaudited)		Year Ended June 30, 2023		Six Months Ended December 31, 2023 (unaudited)			Year Ended June 30, 2023

Advisor Class
Shares sold	875,873		2,871,572			$14,865,329		$46,835,782

Shares issued in reinvestment of dividends and distributions	181,161		356,437			3,029,019		5,496,264

Shares redeemed	(1,126,219)		(2,827,125)			(19,293,523)		(46,279,257)

Net increase (decrease)	(69,185)		400,884			$(1,399,175)		$6,052,789

Class Z
Shares sold	– 0	–	903,399		$	– 0	–	$14,102,220

Shares issued in reinvestment of dividends and distributions	0	(a)	0	(a)		1		2

Net increase	0	(a)	903,399			$1		$14,102,222

(a)	Amount is less than one share.

(b)	Amount is less than $.50.

At December 31, 2023, one shareholder owned 11% in aggregate of the Fund’s outstanding shares. Significant transactions by such shareholder, if any, may impact the Fund’s performance.

NOTE G

Risks Involved in Investing in the Fund

Market Risk—The value of the Fund’s assets will fluctuate as the market or markets in which the Fund invests fluctuate. The value of the Fund’s investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events, including public health crises (including the occurrence of a contagious disease or illness) and regional and global conflicts, that affect large portions of the market. It includes the risk that a particular style of investing may be underperforming the market generally.

Sector Risk—The Fund may have more risk because it may invest to a significant extent in one or more particular market sectors, such as the information technology sector. To the extent it does so, market or economic factors affecting the relevant sector(s) could have a major effect on the value of the Fund’s investments.

ESG Risk—Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for noninvestment reasons and, therefore, the Fund may forgo some market opportunities available to funds

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NOTES TO FINANCIAL STATEMENTS (continued)

that do not use ESG or sustainability criteria. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria. Furthermore, ESG and sustainability criteria are not uniformly defined, and the Fund’s ESG and sustainability criteria may differ from those used by other funds. In addition, in evaluating an investment, the Adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the ESG and sustainability factors relevant to a particular investment.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be more difficult to trade due to adverse market, economic, political, regulatory or other factors.

Capitalization Risk—Investments in mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in mid-capitalization companies may have additional risks because these companies may have limited product lines, markets or financial resources.

LIBOR Replacement Risk—The Fund may be exposed to debt securities, derivatives or other financial instruments that recently transitioned from the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. LIBOR’s administrator, ICE Benchmark Administration, ceased publishing most LIBOR settings (including some U.S. LIBOR settings) by the end of 2021 and the remaining (and most widely used) U.S. Dollar LIBOR settings after June 30, 2023. The United Kingdom Financial Conduct Authority, which regulates LIBOR, will permit the use of synthetic U.S. Dollar LIBOR rates for non-U.S. contracts through September 30, 2024, but any such rates would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the Secured Overnight Financing Rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market. There is no assurance that the composition or characteristics of SOFR or any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that the market for SOFR-linked financial instruments will have the same volume or liquidity as did the market for LIBOR-linked financial instruments prior to LIBOR’s discontinuance or unavailability. Neither the long-term effects of the LIBOR transition process nor its ultimate success can yet be known.

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Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

Management Risk—The Fund is subject to management risk because it is an actively-managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $325 million revolving credit facility (the “Facility”) intended to provide short-term financing related to redemptions and other short term liquidity requirements, subject to certain restrictions. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended December 31, 2023.

NOTE I

Distributions to Shareholders

The tax character of distributions paid for the year ending June 30, 2024 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal year ended June 30, 2023, period ended June 30, 2022 and year ended December 31, 2021 were as follows:

	June 30, 2023	June 30, 2022			December 31, 2021
Distributions paid from:
Ordinary income	$309,706	$	– 0	–	$8,862,176
Net long-term capital gains	9,222,803		– 0	–	8,145,863

Total taxable distributions paid	$9,532,509	$	– 0	–	$17,008,039

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NOTES TO FINANCIAL STATEMENTS (continued)

As of June 30, 2023, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$383,469
Undistributed capital gains	3,204,700
Unrealized appreciation (depreciation)	37,197,172	(a)

Total accumulated earnings (deficit)	$40,785,341

(a)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of June 30, 2023, the Fund did not have any capital loss carryforwards.

NOTE J

Recent Accounting Pronouncements

In December 2022, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2022-06, “Reference Rate Reform (Topic 848)—Deferral of the Sunset Date of Topic 848”. ASU 2022-06 is an amendment to ASU 2020-04, which provided optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates and which was effective as of March 12, 2020 through December 31, 2022. ASU 2022-06 extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended December 31, 2023 (unaudited)		Year Ended June 30, 2023	February 1, 2022(a) to June 30, 2022(b)

Net asset value, beginning of period	$ 17.33		$ 15.93	$ 19.39

Income From Investment Operations

Net investment income(c)(d)	.03		.07	.01

Net realized and unrealized gain (loss) on investments	.94		2.82	(3.47)

Net increase (decrease) in net asset value from operations	.97		2.89	(3.46)

Less: Dividends and Distributions

Dividends from net investment income	(.06)		(.03)	– 0	–

Distributions from net realized gain on investments	(.54)		(1.46)	– 0	–

Total dividends and distributions	(.60)		(1.49)	– 0	–

Net asset value, end of period	$ 17.70		$ 17.33	$ 15.93

Total Return

Total investment return based on net asset value(e)	5.83%		19.32%	(17.84)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$705		$332	$25

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(g)†	.89	%(f)	.89%	.90	%(f)

Expenses, before waivers/reimbursements(g)†	1.17	%(f)	1.18%	1.42	%(f)

Net investment income(d)	.33	%(f)	.44%	.13	%(f)

Portfolio turnover rate	18%		45%	17%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01	%(f)	.01%	.01	%(f)

See footnote summary on page 37.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended December 31, 2023 (unaudited)		Year Ended June 30, 2023	May 2, 2022(a) to June 30, 2022(b)

Net asset value, beginning of period	$ 17.21		$ 15.92	$ 17.38

Income From Investment Operations

Net investment loss(c)(d)	(.03)		(.06)	(.01)

Net realized and unrealized gain (loss) on investments	.92		2.81	(1.45)

Net increase (decrease) in net asset value from operations	.89		2.75	(1.46)

Less: Distributions

Distributions from net realized gain on investments	(.54)		(1.46)	– 0	–

Net asset value, end of period	$ 17.56		$ 17.21	$ 15.92

Total Return

Total investment return based on net asset value(e)	5.37%		18.36%	(8.40)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$28		$26	$54

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(g)†	1.65	%(f)	1.64%	1.64	%(f)

Expenses, before waivers/reimbursements(g)†	2.20	%(f)	2.10%	3.44	%(f)

Net investment loss(d)	(.40	)%(f)	(.38)%	(.43	)%(f)

Portfolio turnover rate	18%		45%	17%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.00	%(f)	.01%	.01	%(f)

See footnote summary on page 37.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended December 31, 2023 (unaudited)	Year Ended June 30, 2023	January 1, 2022 to June 30, 2022(b)	Year Ended December 31,
2021	2020	2019

Net asset value, beginning of period	$ 17.37	$ 15.95	$ 21.71	$ 18.83	$ 13.94	$ 10.59

Income From Investment Operations

Net investment income (loss)(c)(d)	.05	.09	.01	.11	(.06)	.09

Net realized and unrealized gain (loss) on investments	.93	2.84	(5.77)	4.83	5.26	3.34

Net increase (decrease) in net asset value from operations	.98	2.93	(5.76)	4.94	5.20	3.43

Less: Dividends and Distributions

Dividends from net investment income	(.10)	(.05)	– 0	–	(.13)	(.00	)(h)	(.08)

Distributions from net realized gain on investments	(.54)	(1.46)	– 0	–	(1.93)	(.31)	– 0	–

Total dividends and distributions	(.64)	(1.51)	– 0	–	(2.06)	(.31)	(.08)

Net asset value, end of period	$ 17.71	$ 17.37	$ 15.95	$ 21.71	$ 18.83	$ 13.94

Total Return

Total investment return based on net asset value(e)	5.88%	19.55%	(26.56)%	26.26%	37.34%	32.41%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$127,153	$125,881	$109,204	$191,746	$181,969	$100,714

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(g)†	.64	%(f)	.64%	.65	%(f)	.12%	1.09%	.43%

Expenses, before waivers/reimbursements(g)†	.92	%(f)	.99%	1.00	%(f)	.36%	1.32%	.84%

Net investment income (loss)(d)	.60	%(f)	.55%	.14	%(f)	.54%	(.38)%	.69%

Portfolio turnover rate	18%	45%	17%	37%	51%	41%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01	%(f)	.01%	.01	%(f)	.00%	.01%	.01%

See footnote summary on page 37.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class Z
	Six Months Ended December 31, 2023 (unaudited)		Year Ended June 30, 2023	February 1, 2022(a) to June 30, 2022(b)

Net asset value, beginning of period	$ 17.36		$ 15.95	$ 19.39

Income From Investment Operations

Net investment income(c)(d)	.05		.10	.03

Net realized and unrealized gain (loss) on investments	.94		2.82	(3.47)

Net increase (decrease) in net asset value from operations	.99		2.92	(3.44)

Less: Dividends and Distributions

Dividends from net investment income	(.09)		(.05)	– 0	–

Distributions from net realized gain on investments	(.54)		(1.46)	– 0	–

Total dividends and distributions	(.63)		(1.51)	– 0	–

Net asset value, end of period	$ 17.72		$ 17.36	$ 15.95

Total Return

Total investment return based on net asset value(e)	5.93%		19.52%	(17.74)%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$16,016		$15,695	$8

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(g)†	.64	%(f)	.64%	.65	%(f)

Expenses, before waivers/reimbursements(g)†	.86	%(f)	.75%	1.02	%(f)

Net investment income(d)	.60	%(f)	.64%	.36	%(f)

Portfolio turnover rate	18%		45%	17%

† Expense ratios exclude the estimated acquired fund fees of affiliated/unaffiliated underlying
portfolios	.01	%(f)	.01%	.00	%(f)

See footnote summary on page 37.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Commencement of distribution.

(b)	The Fund changed its fiscal year end from December 31 to June 30.

(c)	Based on average shares outstanding.

(d)	Net of expenses waived/reimbursed by the Adviser.

(e)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(f)	Annualized.

(g)

In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses but bears proportionate shares of the acquired fund fees and expenses (i.e. operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, for the period ended December 2023, the year ended June 30, 2023, the period ended June 30, 2022, the years ended December 31, 2020, December 31, 2019, such waiver amounted to 0.01% (annualized), 0.01%, 0.01% (annualized), 0.01% and 0.01%, respectively.

(h)	Amount is less than $0.005.

See notes to financial statements.

abfunds.com	AB SUSTAINABLE US THEMATIC PORTFOLIO | 37

BOARD OF DIRECTORS

Garry L. Moody(1), Chairman Jorge A. Bermudez(1) Michael J. Downey(1) Onur Erzan, President and Chief Executive Officer	Nancy P. Jacklin(1) Jeanette W. Loeb(1) Carol C. McMullen(1) Marshall C. Turner, Jr.(1) Emilie D. Wrapp, Advisory Board Member

OFFICERS

Daniel C. Roarty(2), Vice President Benjamin Ruegsegger(2), Vice President Nancy E. Hay, Secretary Michael B. Reyes, Senior Vice President	Stephen M. Woetzel, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Jennifer Friedland, Chief Compliance Officer

Custodian and Accounting Agent Brown Brothers Harriman & Co. 50 Post Office Square Boston, MA 02110 Principal Underwriter AllianceBernstein Investments, Inc. 501 Commerce Street Nashville, TN 37203	Independent Registered Public Accounting Firm Ernst & Young LLP One Manhattan West New York, NY 10001 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2

The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Sustainable Thematic Equities Investment Team. Messrs. Roarty and Ruegsegger are the investment professional with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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Operation and Effectiveness of the Funds’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Fund to designate an Administrator of the Fund’s Liquidity Risk Management Program. The Administrator of the Fund’s LRMP is AllianceBernstein L.P., the Fund’s investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Directors/Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the fund’s LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2024, which covered the period January 1, 2023 through December 31, 2023 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Fund’s compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Fund classifies the liquidity of its portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Fund’s strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Fund participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Fund’s reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Fund’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

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The Adviser informed the Fund Board that the Committee believes the Funds’ LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was challenged due to rising rates and economic uncertainty. However, markets also remained orderly during the Program Reporting Period. There were no liquidity events that impacted the Fund or its ability to timely meet redemptions during the Program Reporting Period.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Sustainable US Thematic Portfolio (formerly AB FlexFeeTM US Thematic Portfolio) (the “Fund”) at a meeting held in-person on May 2-4, 2023 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including comparative analytical data prepared by the Senior Vice President of the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund and the money market fund advised by the Adviser in which the Fund invests a portion of its assets.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant at the request of the directors. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2021 and 2022 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant at the request of the directors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of fund advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the

42 | AB SUSTAINABLE US THEMATIC PORTFOLIO	abfunds.com

Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the money market fund advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an independent service provider (the “15(c) service provider”), showing the performance of the Advisor Class shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Advisor Class shares against a broad-based securities market index, in each case for the 1-, 3- and 5-year periods ended February 28, 2023. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

abfunds.com	AB SUSTAINABLE US THEMATIC PORTFOLIO | 43

The directors also considered the Adviser’s fee schedule for other clients utilizing investment strategies similar to those of the Fund. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and in a report from the Fund’s Senior Vice President and noted the differences between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged to any offshore funds and for services to any sub-advised funds utilizing investment strategies similar to those of the Fund, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore or sub-advisory accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions and compliance obligations; (iii) must prepare and file or distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

In connection with their review of the Fund’s advisory fee, the directors also considered the total expense ratio of the Advisor Class shares of the Fund in comparison to the medians for a peer group and a peer universe selected by the 15(c) service provider. The Advisor Class expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the Adviser’s expense cap for the Fund. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

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Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and presentations from time to time by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

abfunds.com	AB SUSTAINABLE US THEMATIC PORTFOLIO | 45

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Low Volatility Equity Portfolio1

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Income Fund

Intermediate Duration Portfolio

Short Duration High Yield Portfolio1

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

EXCHANGE-TRADED FUNDS

Conservative Buffer ETF

Core Plus Bond ETF

Corporate Bond ETF

Disruptors ETF

High Yield ETF

Tax-Aware Intermediate Municipal ETF

Tax-Aware Long Municipal ETF

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

US High Dividend ETF

US Large Cap Strategic Equities ETF

US Low Volatility Equity ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to July 5, 2023, International Low Volatility Equity Portfolio was named International Strategic Core Portfolio and Short Duration High Yield Portfolio was named Limited Duration High Income Portfolio.

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NOTES

abfunds.com	AB SUSTAINABLE US THEMATIC PORTFOLIO | 47

NOTES

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AB SUSTAINABLE US THEMATIC PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

SUT-0152-1223

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

13(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

13(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

13(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Cap Fund, Inc.

By:	/s/ Onur Erzan
Onur Erzan
President

Date: February 26, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Onur Erzan
Onur Erzan
President

Date: February 26, 2024

By:	/s/ Stephen M. Woetzel
Stephen M. Woetzel
Treasurer and Chief Financial Officer

Date: February 26, 2024